                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number:     811-7556
                                                   ------------------

                        Liberty Variable Investment Trust
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           One Financial Center, Boston, Massachusetts        02111
           -----------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
               ---------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   -------------------

Date of fiscal year end:  12/31/04
                        -----------------

Date of reporting period: 12/31/04
                         ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT - CLASS B SHARES
DECEMBER 31, 2004

[GRAPHIC]

LIBERTY VARIABLE INVESTMENT TRUST

2004 ANNUAL REPORT - CLASS B SHARES

PRESIDENT'S MESSAGE
Liberty Variable Investment Trust

Dear Shareholder:

As a direct result of the merger of our former parent company, FleetBoston Financial and Bank of America, changes are in the works that we believe offer significant potential benefits for our shareholders. We plan to bring the funds of our respective organizations together in a single family that covers a wide range of markets, sectors and asset classes. As a result, some funds in your variable annuity may be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers and you may be asked to vote on certain changes, if they affect your investment. In this matter, your timely response will enable us to implement the changes in 2005.

12-MONTH ECONOMIC AND MARKET REVIEW
As the economy continued to grow at a healthy pace, stock and bond markets delivered positive returns. The S&P 500 Index, a broad measure of US stock market performance, gained 10.88% for the 12-month period through December 31, 2004. Most of that gain came in the last 10 weeks of the year. Corporate profit growth was strong, interest rates remained relatively low and both consumer and business spending was robust. Value stocks outpaced growth stocks and small-cap stocks did better than large-cap stocks for the fifth consecutive year. Real estate investment trusts were the strongest-performing asset class with a 31.58% gain, as measured by the NAREIT Index. Foreign stock markets also performed well. The MSCI EAFE Index, which measures stock market performance in developed countries, returned 17.60%. Volatile, emerging market stocks gained 22.40%.

The US bond market surprised investors with solid returns despite five short-term increases by the Federal Reserve Board, which heralded the end of an extended period of low borrowing rates. Long-term bond yields ended the period almost where they started. However, they experienced considerable volatility during the period, as the job market disappointed before it strengthened and economic growth faltered before it picked up in the second half. In this environment, the Lehman Brothers Aggregate Bond Index returned 4.34%. This index measures the performance of government, corporate, mortgage- and asset-backed fixed income securities. High-yield bonds turned in a second year of outstanding performance. The JPMorgan Global High Yield Index returned 11.55%.

ABOUT YOUR FUND'S PERFORMANCE
In the reports that follow, fund managers discuss the reasons for performance and strategies that aided or hindered performance during the 12-month period ended December 31, 2004. We encourage you to read the reports of the funds you own and to discuss any questions you may have with your financial professional. As always, thank you for your business. We look forward to helping you achieve your long-term financial goals, and we will continue to work hard to earn your confidence.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

                                                    Not FDIC   May Lose Value
                                                    Insured    No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE AT A GLANCE

Liberty Variable Investment Trust

                                                                           AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)
                                                                     INCEPTION     1-YEAR       5-YEAR       10-YEAR       LIFE
--------------------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Small Cap Value Fund, Variable Series -- Class B(1)          6/1/00        22.51        15.77           --        10.35
Colonial Strategic Income Fund, Variable Series -- Class B(1)         6/1/00         9.85         7.82         8.35           --
Columbia High Yield Fund, Variable Series -- Class B(1)              4/14/03         7.11         6.35           --         6.11
Columbia International Fund, Variable Series --  Class B(1)           6/1/00        13.48        -3.94         3.46           --
Columbia Real Estate Equity Fund, Variable Series -- Class B(1)      4/14/03        30.27        19.16           --        11.34
Liberty Equity Fund, Variable Series -- Class B(1)                   4/14/03         7.33        -4.98         9.12           --
Liberty Growth & Income Fund, Variable Series -- Class B(1)           6/1/00        13.46         1.69        11.82           --
Liberty S&P 500 Index Fund, Variable Series -- Class B               5/30/00        10.12           --           --        -2.16
Liberty Select Value Fund, Variable Series -- Class B                5/30/00        15.32           --           --         9.29
Newport Tiger Fund, Variable Series -- Class B(1)                     6/1/00        15.74        -0.47           --         3.22

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

(1) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

TABLE OF CONTENTS

Liberty Variable Investment Trust

PORTFOLIO MANAGERS' DISCUSSIONS
   Colonial Small Cap Value Fund, Variable Series                   2
   Colonial Strategic Income Fund, Variable Series                 20
   Columbia High Yield Fund, Variable Series                       43
   Columbia International Fund, Variable Series                    61
   Columbia Real Estate Equity Fund, Variable Series               78
   Liberty Equity Fund, Variable Series                            92
   Liberty Growth & Income Fund, Variable Series                  107
   Liberty S&P 500 Index Fund, Variable Series                    122
   Liberty Select Value Fund, Variable Series                     142
   Newport Tiger Fund, Variable Series                            158

FINANCIAL STATEMENTS
   Colonial Small Cap Value Fund, Variable Series                   5
   Colonial Strategic Income Fund, Variable Series                 23
   Columbia High Yield Fund, Variable Series                       46
   Columbia International Fund, Variable Series                    64
   Columbia Real Estate Equity Fund, Variable Series               81
   Liberty Equity Fund, Variable Series                            95
   Liberty Growth & Income Fund, Variable Series                  110
   Liberty S&P 500 Index Fund, Variable Series                    125
   Liberty Select Value Fund, Variable Series                     145
   Newport Tiger Fund, Variable Series                            161

                Must be preceded or accompanied by a prospectus.
                    Columbia Funds Distributor, Inc. 02/2005

PORTFOLIO MANAGER'S DISCUSSION

Colonial Small Cap Value Fund, Variable Series / December 31, 2004

Colonial Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization equities.

Stephen D. Barbaro has managed the fund since June 2002.

Small-cap stocks led the US stock market in 2004, benefiting from relatively cheap valuations compared to large-cap stocks, an improving economy and relatively low interest rates. Within the sector, value stocks outpaced their growth counterparts. The fund did well, keeping pace with the strong returns posted by both the S&P SmallCap 600/Barra Value Index and the Russell 2000 Value Index, which replaced the S&P/Barra Index as the fund's benchmark in 2004.

STRONG STOCK SELECTION
Successful stock picking was the key to the fund's performance in 2004. We focused on companies with strong competitive and financial positions, good earnings growth prospects and reasonable stock valuations. We also favored economically sensitive sectors with above-average stakes in industrials and technology.

BIGGEST GAINS FROM SMALLER SECTORS
Stock selection was particularly strong in health care and telecommunications, two of the smaller sectors in the fund. In health care, the fund benefited from investing in facilities-based stocks, such as nursing and funeral homes, with attractive stock valuations and good balance sheets. As these stocks gained investor recognition, they rallied nicely. The fund also owned three health care stocks that were bought out at a nice premium during the period. They included an oncology practice, a contact lens manufacturer and a hospital.

   Telecommunications stocks declined in 2004, making them one of the worst performing sectors in the small-cap value universe. However, they were one of the best contributors to the fund's returns. The fund benefited from investing in selected telecom stocks that generated exceptionally strong gains for the year, while avoiding companies that took sharp downturns.

ADDED STRENGTH FROM FINANCIALS
Financials, the fund's biggest sector, also posted strong returns. Among the best performers were consumer finance investments, including a credit card company and a pawnshop. The fund benefited by largely avoiding thrift institutions, where returns overall were weak. Thrifts are financial organizations, such as savings and loans, formed primarily as depositories of consumer savings. Despite issues in the thrift market as a whole, the fund's only thrift investment posted strong gains. Performance from financials would have been even better if the fund had invested more heavily in real estate investment trusts (REITs). We took a cautious approach to REITs because their valuations seemed expensive and they typically do poorly when interest rates rise. REITs, however, did well when intermediate- and long-term interest rates remained relatively stable and investors continued to search for yield. At the period's end, we remained comfortable with the fund's significant underweight relative to the benchmark in REITs, believing that they remain vulnerable to further interest rate hikes.

MODEST DISAPPOINTMENT FROM TECH
Technology stocks moved higher during 2004, but trailed other sectors when they did not live up to investors' expectations. Although the fund's returns were in line with the sector average, the size of the fund's tech stake somewhat dampened returns. We continued to focus on a mix of tech companies that included software, semiconductor, technology distribution and telecommunications equipment stocks. We avoided Internet-based names because their valuations seemed expensive.

   Industrials, which is another economically-sensitive sector, fared much better in 2004. The fund was well positioned with an above-average stake and strong returns overall from the sector. During the second half of the year, however, our focus on higher quality industrial companies modestly hampered performance as lower quality companies gained favor with investors.

CAUTIOUSLY OPTIMISTIC
We remain moderately optimistic about the potential for the US economy, the stock market and small-cap value stocks. We expect the economy to continue to grow at a measured pace. As long as economic expansion continues and stock valuations remain reasonable, we plan to keep the fund's bias toward economically sensitive sectors. Although small-cap stocks are no longer cheap compared to large-cap stocks, we still expect them to provide attractive investment opportunities in 2005.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Investing in Colonial Small Cap Value Fund, Variable Series may present special risks, including greater volatility and price fluctuations because small-cap stocks are generally thinly traded and less liquid than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION

Colonial Small Cap Value Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                       1-YEAR    5-YEAR      LIFE
-----------------------------------------------------------------
Class B (6/1/00)                        22.51     15.77     10.35
Russell 2000 Value Index(1)             22.25     17.23     10.21
S&P SmallCap 600/
  Barra Value Index(2)                  23.26     15.08      9.71

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/19/98(3) - 12/31/04

Class B: $19,187

                                            S&P SMALL CAP 600/
                  CLASS B SHARES             BARRA VALUE INDEX     RUSSELL 2000 VALUE INDEX
 5/19/1998            $   10,000                                                $   10,000
 5/31/1998            $   10,020                   $   10,000                   $    9,794
 6/30/1998            $   10,050                   $    9,995                   $    9,739
 7/31/1998            $    9,120                   $    9,070                   $    8,977
 8/31/1998            $    7,201                   $    7,434                   $    7,571
 9/30/1998            $    7,461                   $    7,829                   $    7,999
10/31/1998            $    7,881                   $    8,171                   $    8,236
11/30/1998            $    8,401                   $    8,520                   $    8,459
12/31/1998            $    8,675                   $    8,855                   $    8,725
 1/31/1999            $    8,464                   $    8,753                   $    8,527
 2/28/1999            $    7,626                   $    8,040                   $    7,945
 3/31/1999            $    7,525                   $    8,009                   $    7,879
 4/30/1999            $    8,030                   $    8,707                   $    8,599
 5/31/1999            $    8,354                   $    9,055                   $    8,863
 6/30/1999            $    8,788                   $    9,604                   $    9,184
 7/31/1999            $    8,778                   $    9,454                   $    8,966
 8/31/1999            $    8,324                   $    9,057                   $    8,638
 9/30/1999            $    8,273                   $    8,891                   $    8,465
10/31/1999            $    8,313                   $    8,685                   $    8,296
11/30/1999            $    8,545                   $    8,879                   $    8,339
12/31/1999            $    9,226                   $    9,123                   $    8,595
 1/31/2000            $    8,640                   $    8,656                   $    8,370
 2/29/2000            $    9,216                   $    9,047                   $    8,881
 3/31/2000            $    9,358                   $    9,381                   $    8,923
 4/30/2000            $    9,459                   $    9,446                   $    8,975
 5/31/2000            $    9,317                   $    9,292                   $    8,838
 6/30/2000            $    9,692                   $    9,559                   $    9,096
 7/31/2000            $    9,783                   $    9,747                   $    9,399
 8/31/2000            $   10,582                   $   10,317                   $    9,819
 9/30/2000            $   10,582                   $   10,296                   $    9,763
10/31/2000            $   10,633                   $   10,346                   $    9,728
11/30/2000            $    9,864                   $    9,662                   $    9,530
12/31/2000            $   10,969                   $   11,026                   $   10,553
 1/31/2001            $   11,061                   $   11,899                   $   10,844
 2/28/2001            $   10,743                   $   11,397                   $   10,829
 3/31/2001            $   10,569                   $   10,923                   $   10,656
 4/30/2001            $   11,346                   $   11,581                   $   11,149
 5/31/2001            $   11,683                   $   11,877                   $   11,436
 6/30/2001            $   11,765                   $   12,332                   $   11,896
 7/31/2001            $   11,847                   $   12,216                   $   11,629
 8/31/2001            $   11,613                   $   12,019                   $   11,588
 9/30/2001            $   10,215                   $   10,298                   $   10,309
10/31/2001            $   10,460                   $   10,769                   $   10,578
11/30/2001            $   11,165                   $   11,630                   $   11,339
12/31/2001            $   11,978                   $   12,470                   $   12,033
 1/31/2002            $   12,071                   $   12,703                   $   12,193
 2/28/2002            $   12,310                   $   12,648                   $   12,267
 3/31/2002            $   13,181                   $   13,747                   $   13,185
 4/30/2002            $   13,410                   $   14,310                   $   13,649
 5/31/2002            $   12,995                   $   13,767                   $   13,197
 6/30/2002            $   12,591                   $   13,152                   $   12,905
 7/31/2002            $   11,046                   $   11,013                   $   10,988
 8/31/2002            $   11,295                   $   10,999                   $   10,939
 9/30/2002            $   10,531                   $   10,190                   $   10,158
10/31/2002            $   10,749                   $   10,394                   $   10,311
11/30/2002            $   11,581                   $   10,956                   $   11,133
12/31/2002            $   11,243                   $   10,665                   $   10,658
 1/31/2003            $   10,910                   $   10,225                   $   10,357
 2/28/2003            $   10,352                   $    9,847                   $   10,009
 3/31/2003            $   10,373                   $    9,816                   $   10,116
 4/30/2003            $   11,190                   $   10,704                   $   11,078
 5/31/2003            $   12,113                   $   11,702                   $   12,209
 6/30/2003            $   12,382                   $   12,050                   $   12,415
 7/31/2003            $   13,037                   $   12,639                   $   13,034
 8/31/2003            $   13,617                   $   13,247                   $   13,530
 9/30/2003            $   13,496                   $   12,812                   $   13,374
10/31/2003            $   14,583                   $   13,954                   $   14,464
11/30/2003            $   15,161                   $   14,530                   $   15,020
12/31/2003            $   15,667                   $   14,937                   $   15,563
 1/31/2004            $   16,230                   $   15,294                   $   16,102
 2/29/2004            $   16,483                   $   15,656                   $   16,414
 3/31/2004            $   16,814                   $   15,930                   $   16,641
 4/30/2004            $   16,120                   $   15,344                   $   15,780
 5/31/2004            $   16,220                   $   15,536                   $   15,971
 6/30/2004            $   17,091                   $   16,387                   $   16,783
 7/31/2004            $   16,308                   $   15,609                   $   16,011
 8/31/2004            $   16,231                   $   15,659                   $   16,167
 9/30/2004            $   16,887                   $   16,431                   $   16,808
10/31/2004            $   17,132                   $   16,572                   $   17,068
11/30/2004            $   18,686                   $   18,080                   $   18,582
12/31/2004            $   19,187                   $   18,414                   $   19,030

NET ASSET VALUE PER SHARE ($)        12/31/03      12/31/04
-----------------------------------------------------------
Class B                                14.22         16.92

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. Beginning in 2004, the fund's benchmark was changed to the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P SmallCap 600/Barra Value Index is an unmanaged index that tracks the performance of value stocks contained in the S&P SmallCap 600 Index, as determined by their low price-to-book ratios. The advisor believes that the Russell Index offers shareholders a more useful comparison of the fund's relative performance than the S&P SmallCap 600/Barra Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from May 19, 1998.
(2)  Index performance for the life of the fund is from May 31, 1998.
(3)  Inception date of class A shares (oldest existing share class).

UNDERSTANDING YOUR EXPENSES

Colonial Small Cap Value Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                            ACTUAL     HYPOTHETICAL      ACTUAL    HYPOTHETICAL   ACTUAL  HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class B                    1,000.00      1,000.00       1,123.22     1,019.61      5.87      5.58                   1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Colonial Small Cap Value Fund, Variable Series / December 31, 2004

                                                              SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--99.5%
CONSUMER DISCRETIONARY--12.9%
AUTO COMPONENTS--1.2%
BorgWarner, Inc.                                                   31,000   $     1,679,270
Modine Manufacturing Co.                                           22,950           775,021
Standard Motor Products, Inc.                                      52,400           827,920
                                                                            ---------------
                                                                                  3,282,211
                                                                            ---------------

HOTELS, RESTAURANTS & LEISURE--3.8%
Bally Total Fitness Holding
   Corp. (a)                                                       69,700           295,528
Bob Evans Farms, Inc.                                              28,390           742,115
Buca, Inc. (a)                                                    115,600           804,576
Dave & Buster's, Inc. (a)                                          61,500         1,242,300
Landry's Restaurants, Inc.                                         50,550         1,468,983
Lone Star Steakhouse & Saloon                                      67,350         1,885,800
Marcus Corp.                                                       63,000         1,583,820
Scientific Games Corp.,
   Class A (a)                                                     91,600         2,183,744
Total Entertainment Restaurant
   Corp. (a)                                                        6,000            71,520
Vail Resorts, Inc. (a)                                             19,500           437,190
                                                                            ---------------
                                                                                 10,715,576
                                                                            ---------------

HOUSEHOLD DURABLES--1.2%
American Greetings Corp.,
   Class A                                                         37,400           948,090
CSS Industries, Inc.                                               31,400           997,264
Kimball International, Inc.,
   Class B                                                         67,400           998,194
Russ Berrie & Co., Inc.                                            21,600           493,344
                                                                            ---------------
                                                                                  3,436,892
                                                                            ---------------

LEISURE EQUIPMENT & PRODUCTS--0.3%
Action Performance
   Companies, Inc.                                                 75,900           834,141
Travis Boats & Motors, Inc. (a)                                    18,536             7,229
                                                                            ---------------
                                                                                    841,370
                                                                            ---------------

MEDIA--1.6%
4Kids Entertainment, Inc. (a)                                      60,100         1,263,302
Journal Communications, Inc.,
   Class A                                                         40,600           733,642
Liberty Corp.                                                      28,600         1,257,256
Media General, Inc., Class A                                       18,200         1,179,542
                                                                            ---------------
                                                                                  4,433,742
                                                                            ---------------

MULTILINE RETAIL--0.3%
ShopKo Stores, Inc. (a)                                            45,350           847,138
                                                                            ---------------

SPECIALTY RETAIL--2.6%
Building Material Holding Corp.                                    30,300         1,160,187
GameStop Corp., Class A (a)                                        73,100         1,634,516
Goody's Family Clothing, Inc.                                      86,400           789,696
Monro Muffler, Inc. (a)                                            66,075         1,671,698
Movie Gallery, Inc.                                                21,600           411,912
Pier 1 Imports, Inc.                                               49,300           971,210
Rent-Way, Inc. (a)                                                    100               801
TBC Corp. (a)                                                      19,350           537,930
                                                                            ---------------
                                                                                  7,177,950
                                                                            ---------------

TEXTILES, APPAREL & LUXURY GOODS--1.9%
Culp, Inc. (a)                                                     21,400   $       145,092
Delta Apparel, Inc.                                                18,650           452,263
Hampshire Group Ltd. (a)                                           35,200         1,108,870
Kellwood Co.                                                       45,450         1,568,025
Russell Corp.                                                      49,900           972,052
Stride Rite Corp.                                                  62,300           695,891
Tandy Brands Accessories, Inc.                                     15,000           222,300
                                                                            ---------------
                                                                                  5,164,493
                                                                            ---------------

CONSUMER STAPLES--2.4%
FOOD & STAPLES RETAILING--0.6%
BJ's Wholesale Club, Inc. (a)                                      27,300           795,249
Chronimed, Inc. (a)                                                72,400           472,772
Winn-Dixie Stores, Inc.                                            70,700           321,685
                                                                            ---------------
                                                                                  1,589,706
                                                                            ---------------

FOOD PRODUCTS--1.8%
Central Garden & Pet Co. (a)                                       14,600           609,404
Corn Products International, Inc.                                  50,000         2,678,000
John B. Sanfilippo & Son, Inc. (a)                                 16,300           420,214
M&F Worldwide Corp. (a)                                            52,300           712,326
Omega Protein Corp. (a)                                            70,400           605,440
                                                                            ---------------
                                                                                  5,025,384
                                                                            ---------------

ENERGY--6.8%
ENERGY EQUIPMENT & SERVICES--1.9%
Gulf Island Fabrication, Inc.                                       6,900           150,627
Lufkin Industries, Inc.                                            40,650         1,622,260
Universal Compression Holdings,
   Inc. (a)                                                        35,650         1,244,542
Willbros Group, Inc. (a)                                          107,040         2,467,272
                                                                            ---------------
                                                                                  5,484,701
                                                                            ---------------

OIL & GAS--4.9%
Bill Barrett Corp. (a)                                             12,200           390,278
Brigham Exploration Co. (a)                                        73,300           659,700
Carrizo Oil & Gas, Inc. (a)                                       110,200         1,245,260
Cimarex Energy Co. (a)                                             33,400         1,265,860
Energy Partners Ltd. (a)                                           60,100         1,218,227
Harvest Natural Resources,
   Inc. (a)                                                        87,250         1,506,807
InterOil Corp. (a)                                                 24,300           919,512
Magnum Hunter Resources,
   Inc. (a)                                                        98,000         1,264,200
Range Resources Corp.                                              61,300         1,254,198
Stone Energy Corp. (a)                                             35,200         1,587,168
Western Gas Resources, Inc.                                        50,800         1,485,900
Whiting Petroleum Corp. (a)                                        26,900           813,725
                                                                            ---------------
                                                                                 13,610,835
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES            VALUE
                                                          ---------------   ---------------
FINANCIALS--27.4%
CAPITAL MARKETS--0.2%
LaBranche & Co., Inc. (a)                                          57,700   $       516,992
                                                                            ---------------

COMMERCIAL BANKS--11.4%
BancFirst Corp.                                                     5,500           434,390
BancorpSouth, Inc.                                                 46,800         1,140,516
BancTrust Financial Group, Inc.                                    31,900           785,059
Bank of Granite Corp.                                              45,300           946,770
Bryn Mawr Bank Corp.                                               55,700         1,224,843
Capitol Bancorp Ltd.                                               47,600         1,676,472
Chemical Financial Corp.                                           44,767         1,921,400
Chittenden Corp.                                                   63,775         1,832,256
Columbia Banking System, Inc.                                      34,200           854,658
Community Bancorp (a)                                               1,000            30,600
Community Trust Bancorp, Inc.                                      30,542           988,352
Corus Bankshares, Inc.                                             42,000         2,016,420
First Citizens BancShares, Inc.,
   Class A                                                          6,300           933,975
First Financial Bankshares, Inc.                                   22,775         1,020,548
Greater Bay Bancorp                                                36,600         1,020,408
Hancock Holding Co.                                                21,100           706,006
ITLA Capital Corp. (a)                                             21,800         1,281,622
MASSBANK Corp.                                                     16,300           610,435
Merchants Bancshares, Inc.                                         36,500         1,058,500
Mid-State Bancshares                                               64,450         1,846,492
Northrim BanCorp, Inc.                                             33,400           784,900
Riggs National Corp.                                               28,980           616,115
S.Y. Bancorp, Inc.                                                  6,300           151,830
Sterling Bancshares, Inc.                                         107,800         1,538,306
TriCo Bancshares                                                   91,500         2,141,100
UMB Financial Corp.                                                28,500         1,614,810
Whitney Holding Corp.                                              32,600         1,466,674
Wintrust Financial Corp.                                           19,000         1,082,240
                                                                            ---------------
                                                                                 31,725,697
                                                                            ---------------

CONSUMER FINANCE--0.9%
Cash America International, Inc.                                   83,840         2,492,563
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--1.7%
Advance America Cash Advance
   Centers, Inc. (a)                                               13,400           306,860
Metris Companies, Inc. (a)                                        135,700         1,730,175
MFC Bancorp Ltd. (a)                                              110,200         2,204,000
QC Holdings, Inc. (a)                                              31,600           605,456
                                                                            ---------------
                                                                                  4,846,491
                                                                            ---------------

INSURANCE--5.7%
AmerUs Group Co.                                                   19,300           874,290
Baldwin & Lyons, Inc., Class B                                     23,100           618,849
CNA Surety Corp. (a)                                               70,700           943,845
Commerce Group, Inc.                                               12,500           763,000
Delphi Financial Group, Inc.,
   Class A                                                         40,786         1,882,274
Harleysville Group, Inc.                                           55,600         1,327,172
Horace Mann Educators Corp.                                        54,200         1,034,136
Kansas City Life Insurance Co.                                      5,000           236,500
Navigators Group, Inc. (a)                                         41,800         1,258,598
Phoenix Companies, Inc.                                           113,250         1,415,625
ProCentury Corp.                                                   76,800           952,320
Quanta Capital Holdings Ltd. (a)                                   89,600   $       826,112
RLI Corp.                                                          33,500         1,392,595
UICI                                                               18,200           616,980
United National Group Ltd.,
   Class A (a)                                                     59,600         1,109,752
Universal American Financial
   Corp. (a)                                                       46,800           723,996
                                                                            ---------------
                                                                                 15,976,044
                                                                            ---------------
REAL ESTATE--7.5%
Alexandria Real Estate
   Equities, Inc., REIT                                            23,300         1,733,986
American Financial Realty
   Trust, REIT                                                     53,300           862,394
BioMed Realty Trust, Inc.                                          81,000         1,799,010
Boykin Lodging Co., REIT (a)                                       91,400           837,224
Brandywine Realty Trust, REIT                                      34,100         1,002,199
EastGroup Properties, Inc.,
   REIT                                                            40,250         1,542,380
Equity One, Inc., REIT                                             54,000         1,281,420
First Potomac Realty Trust,
   REIT                                                            47,400         1,080,720
Getty Realty Corp., REIT                                           36,350         1,044,335
Gladstone Commercial Corp.,
   REIT                                                            43,300           740,430
Mid-America Apartment
   Communities, Inc., REIT                                         41,750         1,720,935
Nationwide Health
   Properties, Inc., REIT                                          68,950         1,637,563
PS Business Parks, Inc., REIT                                      48,700         2,196,370
Tanger Factory Outlet Centers,
   Inc., REIT                                                      48,800         1,291,248
U-Store-It Trust, REIT                                             32,000           555,200
Universal Health Realty Income
   Trust, REIT                                                     24,500           787,185
Urstadt Biddle Properties, Inc.,
   Class A, REIT                                                   52,700           898,535
                                                                            ---------------
                                                                                 21,011,134
                                                                            ---------------

HEALTH CARE--4.6%
HEALTH CARE PROVIDERS & SERVICES--3.9%
Capital Senior Living Corp. (a)                                    25,000           141,500
Cross Country Healthcare, Inc. (a)                                 51,900           938,352
Genesis HealthCare Corp. (a)                                       28,100           984,343
Gentiva Health Services, Inc. (a)                                  52,600           879,472
Hooper Holmes, Inc.                                               130,000           769,600
Kindred Healthcare, Inc. (a)                                       60,400         1,808,980
OCA, Inc. (a)                                                     106,300           675,005
PAREXEL International Corp. (a)                                    66,500         1,349,950
Pediatrix Medical Group, Inc. (a)                                  26,100         1,671,705
Province Healthcare Co. (a)                                        28,200           630,270
Stewart Enterprises, Inc., Class A (a)                            168,500         1,177,815
                                                                            ---------------
                                                                                 11,026,992
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES            VALUE
                                                          ---------------   ---------------
PHARMACEUTICALS--0.7%
Bradley Pharmaceuticals, Inc. (a)                                  48,200   $       935,080
Perrigo Co.                                                        53,400           922,218
                                                                            ---------------
                                                                                  1,857,298
                                                                            ---------------

INDUSTRIAL--19.3%
AEROSPACE & DEFENSE--2.6%
AAR Corp. (a)                                                      76,023         1,035,433
Esterline Technologies Corp. (a)                                   52,400         1,710,860
Herley Industries, Inc. (a)                                        38,200           776,988
Kaman Corp., Class A                                               64,000           809,600
Ladish Co., Inc. (a)                                               80,250           922,073
Precision Castparts Corp.                                          31,000         2,036,080
                                                                            ---------------
                                                                                  7,291,034
                                                                            ---------------

AIR FREIGHT & LOGISTICS--1.1%
HUB Group, Inc., Class A (a)                                       38,803         2,026,292
Ryder System, Inc.                                                 24,000         1,146,480
                                                                            ---------------
                                                                                  3,172,772
                                                                            ---------------

AIRLINES - 0.5%
MAIR Holdings, Inc. (a)                                            40,050           368,460
Skywest, Inc.                                                      57,300         1,149,438
                                                                            ---------------
                                                                                  1,517,898
                                                                            ---------------

BUILDING PRODUCTS--0.6%
NCI Building Systems, Inc. (a)                                     41,800         1,567,500
                                                                            ---------------

COMMERCIAL SERVICES & SUPPLIES--4.6%
ABM Industries, Inc.                                               54,500         1,074,740
Angelica Corp.                                                     29,200           789,860
Casella Waste Systems, Inc.,
   Class A (a)                                                    113,600         1,663,104
Century Business Services,
   Inc. (a)                                                        72,474           315,987
Consolidated Graphics, Inc. (a)                                    53,450         2,453,355
Danka Business Systems PLC,
   ADR (a)                                                         75,400           238,264
Electro Rent Corp. (a)                                             23,650           336,539
Healthcare Services Group, Inc.                                    68,200         1,421,288
Imagistics International, Inc. (a)                                 59,250         1,994,355
NCO Group, Inc. (a)                                                36,500           943,525
SOURCECORP, Inc. (a)                                               35,600           680,316
TeleTech Holdings, Inc. (a)                                        84,700           820,743
                                                                            ---------------
                                                                                 12,732,076
                                                                            ---------------

CONSTRUCTION & ENGINEERING--1.9%
Comfort Systems USA, Inc. (a)                                     120,550           925,824
Dycom Industries, Inc. (a)                                         52,100         1,590,092
EMCOR Group, Inc. (a)                                              18,600           840,348
MasTec, Inc. (a)                                                   21,800           220,398
Quanta Services, Inc. (a)                                          36,700           293,600
Washington Group International,
   Inc. (a)                                                        34,000         1,402,500
                                                                            ---------------
                                                                                  5,272,762
                                                                            ---------------

ELECTRICAL EQUIPMENT--1.6%
C&D Technologies, Inc.                                             52,000   $       886,080
Genlyte Group, Inc. (a)                                            20,600         1,765,008
Powell Industries, Inc. (a)                                        15,100           279,199
Woodward Governor Co.                                              20,400         1,460,844
                                                                            ---------------
                                                                                  4,391,131
                                                                            ---------------

MACHINERY--3.5%
Alamo Group, Inc.                                                  25,600           695,296
Briggs & Stratton                                                  39,000         1,621,620
EnPro Industries, Inc. (a)                                         55,100         1,629,307
Harsco Corp.                                                       41,200         2,296,488
Kadant, Inc. (a)                                                   53,100         1,088,550
Robbins & Myers, Inc.                                              49,287         1,174,509
Tecumseh Products Co., Class A                                     25,000         1,195,000
                                                                            ---------------
                                                                                  9,700,770
                                                                            ---------------

ROAD & RAIL--1.5%
Covenant Transport, Inc.,
   Class A (a)                                                     41,650           867,153
Dollar Thrifty Automotive
   Group, Inc. (a)                                                 36,300         1,096,260
U.S. Xpress Enterprises, Inc.,
   Class A (a)                                                     25,000           732,500
Werner Enterprises, Inc.                                           60,700         1,374,248
                                                                            ---------------
                                                                                  4,070,161
                                                                            ---------------

TRADING COMPANIES & DISTRIBUTORS--1.4%
Hughes Supply, Inc.                                                56,622         1,831,722
Watsco, Inc.                                                       62,750         2,210,055
                                                                            ---------------
                                                                                  4,041,777
                                                                            ---------------

INFORMATION TECHNOLOGY--11.6%
COMMUNICATIONS EQUIPMENT--1.2%
Anaren, Inc. (a)                                                   72,500           939,600
Belden CDT, Inc.                                                   34,500           800,400
Black Box Corp.                                                    22,000         1,056,440
Tollgrade Communications,
   Inc. (a)                                                        55,550           679,932
                                                                            ---------------
                                                                                  3,476,372
                                                                            ---------------

COMPUTERS & PERIPHERALS--1.1%
ActivCard Corp. (a)                                                87,900           782,310
Advanced Digital Information
   Corp. (a)                                                       16,900           169,338
Electronics for Imaging,
   Inc. (a)                                                        18,800           327,308
Hypercom Corp. (a)                                                102,000           603,840
Imation Corp.                                                       9,800           311,934
Innovex, Inc. (a)                                                  68,800           374,960
Intergraph Corp. (a)                                               21,466           578,079
                                                                            ---------------
                                                                                  3,147,769
                                                                            ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Agilysys, Inc.                                                     44,550           763,587
Anixter International, Inc.                                        22,250           800,777
Benchmark Electronics, Inc. (a)                                    29,200           995,720
Brightpoint, Inc. (a)                                              79,600         1,555,384
Checkpoint Systems, Inc. (a)                                       55,600         1,003,580

                 See Accompanying Notes to Financial Statements.

                                                              SHARES             VALUE
                                                          ---------------   ---------------
Identix, Inc. (a)                                                 106,700   $       787,446
MTS Systems Corp.                                                  40,150         1,357,472
NU Horizons Electronics
   Corp. (a)                                                       92,300           736,554
OSI Systems, Inc. (a)                                              36,500           828,915
Planar Systems, Inc. (a)                                           43,000           482,890
Vishay Intertechnology, Inc. (a)                                   34,600           519,692
                                                                            ---------------
                                                                                  9,832,017
                                                                            ---------------

INTERNET SOFTWARE & SERVICES--0.6%
Digitas, Inc. (a)                                                  45,490           434,430
Keynote Systems, Inc. (a)                                          69,500           967,440
Stellent, Inc. (a)                                                 17,100           150,822
                                                                            ---------------
                                                                                  1,552,692
                                                                            ---------------

IT SERVICES--2.1%
Acxiom Corp.                                                       53,500         1,407,050
Computer Horizons Corp. (a)                                        99,900           380,619
Inforte Corp. (a)                                                  69,300           546,084
Lightbridge, Inc. (a)                                              84,400           509,776
MAXIMUS, Inc. (a)                                                  19,300           600,616
MPS Group, Inc. (a)                                               197,100         2,416,446
                                                                            ---------------
                                                                                  5,860,591
                                                                            ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--0.5%
Exar Corp. (a)                                                     56,400           800,316
Pericom Semiconductor Corp. (a)                                    56,100           529,023
                                                                            ---------------
                                                                                  1,329,339
                                                                            ---------------

SOFTWARE--2.6%
Ascential Software Corp. (a)                                       66,100         1,078,091
Captaris, Inc. (a)                                                139,200           718,272
Internet Security Systems,
   Inc. (a)                                                        51,700         1,202,025
Lawson Software, Inc. (a)                                          68,800           472,656
MSC.Software Corp. (a)                                             90,100           943,347
PLATO Learning, Inc. (a)                                           81,262           605,402
SeaChange International, Inc. (a)                                   3,400            59,296
Sybase, Inc. (a)                                                   42,900           855,855
Transaction Systems Architects,
   Inc., Class A (a)                                               65,600         1,302,160
                                                                            ---------------
                                                                                  7,237,104
                                                                            ---------------

MATERIALS--9.8%
CHEMICALS--2.6%
Cytec Industries, Inc.                                             27,200         1,398,624
HB Fuller Co.                                                      31,400           895,214
LESCO, Inc.                                                         4,000            51,560
Lubrizol Corp.                                                     19,400           715,084
Minerals Technologies, Inc.                                        20,700         1,380,690
Schulman (A.), Inc.                                                41,750           893,867
Sensient Technologies Corp.                                        41,200           988,388
Stepan Co.                                                         34,200           833,112
                                                                            ---------------
                                                                                  7,156,539
                                                                            ---------------

CONSTRUCTION MATERIALS--0.8%
Eagle Materials, Inc.                                              26,300         2,271,005
                                                                            ---------------

CONTAINERS & PACKAGING--1.3%
Aptargroup, Inc.                                                   24,600   $     1,298,388
Greif, Inc., Class A                                               40,250         2,254,000
                                                                            ---------------
                                                                                  3,552,388
                                                                            ---------------

METALS & MINING--4.3%
AMCOL International Corp.                                          37,200           747,348
Carpenter Technology Corp.                                         57,300         3,349,758
Coeur d'Alene Mines Corp. (a)                                     208,200           818,226
Metal Management, Inc.                                             78,800         2,117,356
Peabody Energy Corp.                                               23,350         1,889,249
RTI International Metals,
   Inc. (a)                                                        71,750         1,473,745
Steel Technologies, Inc.                                           58,400         1,606,584
                                                                            ---------------
                                                                                 12,002,266
                                                                            ---------------

PAPER & FOREST PRODUCTS--0.8%
Glatfelter                                                         84,900         1,297,272
Mercer International, Inc. (a)                                     93,300           993,645
                                                                            ---------------
                                                                                  2,290,917
                                                                            ---------------

TELECOMMUNICATION SERVICES--0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
North Pittsburgh Systems, Inc.                                     43,000         1,063,390
                                                                            ---------------

WIRELESS TELECOMMUNICATION SERVICES--0.4%
Price Communications
   Corp. (a)                                                       55,075         1,023,844
                                                                            ---------------

UTILITIES--3.9%
ELECTRIC UTILITIES--3.2%
ALLETE, Inc.                                                       24,200           889,350
Central Vermont Public
   Service Corp.                                                   60,300         1,402,578
CH Energy Group, Inc.                                              40,600         1,950,830
El Paso Electric Co. (a)                                           67,800         1,284,132
Maine & Maritimes Corp.                                            13,900           366,265
MGE Energy, Inc.                                                   24,200           871,926
Otter Tail Corp.                                                   34,200           873,126
Puget Energy, Inc.                                                 58,800         1,452,360
                                                                            ---------------
                                                                                  9,090,567
                                                                            ---------------

GAS UTILITIES--0.7%
Cascade Natural Gas Corp.                                          25,900           549,080
Northwest Natural Gas Co.                                          19,800           668,052
WGL Holdings, Inc.                                                 20,900           644,556
                                                                            ---------------
                                                                                  1,861,688
                                                                            ---------------

TOTAL COMMON STOCKS
   (cost of $236,129,241)                                                       277,569,578
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR             VALUE
                                                          ---------------   ---------------
SHORT-TERM OBLIGATION--2.8%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/04, due 01/03/05
   at 1.500%, collateralized by a
   U.S. Treasury Bond maturing
   11/15/27, market value of
   $8,015,933 (repurchase
   proceeds $7,855,982)                                   $     7,855,000   $     7,855,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $7,855,000)                                                           7,855,000
                                                                            ---------------
TOTAL INVESTMENTS--102.3%
   (cost of $243,984,241) (b)                                                   285,424,578
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--(2.3)%                                          (6,380,053)
                                                                            ---------------
NET ASSETS--100.0%                                                          $   279,044,525
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $243,995,460.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                                        % OF NET ASSETS
------------------                                        ---------------
Financials                                                           27.4%
Industrial                                                           19.3
Consumer Discretionary                                               12.9
Information Technology                                               11.6
Materials                                                             9.8
Energy                                                                6.8
Health Care                                                           4.6
Utilities                                                             3.9
Consumer Staples                                                      2.4
Telecommunication Services                                            0.8
Short-Term Obligation                                                 2.8
Other Assets & Liabilities, Net                                      (2.3)
                                                                   ------
                                                                    100.0%
                                                                   ======

           ACRONYM                NAME
          ----------   ----------------------------
            ADR        American Depositary Receipt
            REIT       Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Colonial Small Cap Value Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                        $   243,984,241
                                                                            ---------------
Investments, at value                                                       $   285,424,578
Cash                                                                                 22,466
Receivable for:
   Fund shares sold                                                                  30,586
   Interest                                                                             327
   Dividends                                                                        260,833
Expense reimbursement due from Distributor                                           28,982
Deferred Trustees' compensation plan                                                  5,122
                                                                            ---------------
     TOTAL ASSETS                                                               285,772,894
                                                                            ---------------

LIABILITIES:
Payable for:
   Investments purchased                                                          4,874,211
   Fund shares repurchased                                                        1,554,853
   Investment advisory fee                                                          178,304
   Transfer agent fee                                                                   625
   Pricing and bookkeeping fees                                                       7,105
   Custody fee                                                                       12,969
   Distribution fee--Class B                                                         52,673
Deferred Trustees' fees                                                               5,122
Other liabilities                                                                    42,507
                                                                            ---------------
     TOTAL LIABILITIES                                                            6,728,369
                                                                            ---------------
NET ASSETS                                                                  $   279,044,525
                                                                            ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                             $   237,056,366
Overdistributed net investment income                                              (191,969)
Accumulated net realized gain                                                       739,791
Net unrealized appreciation on investments                                       41,440,337
                                                                            ---------------
NET ASSETS                                                                  $   279,044,525
                                                                            ===============

CLASS A:
Net assets                                                                  $    14,557,437
Shares outstanding                                                                  859,289
                                                                            ===============
Net asset value per share                                                   $         16.94
                                                                            ===============

CLASS B:
Net assets                                                                  $   264,487,088
Shares outstanding                                                               15,627,679
                                                                            ===============
Net asset value per share                                                   $         16.92
                                                                            ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Colonial Small Cap Value Fund, Variable Series

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                   $     2,454,005
Interest                                                                             44,288
                                                                            ---------------
     Total Investment Income (net of foreign taxes withheld of $26)               2,498,293
                                                                            ---------------

EXPENSES:
Investment advisory fee                                                           1,306,990
Distribution fee--Class B                                                           378,114
Transfer agent fee                                                                    7,500
Pricing and bookkeeping fees                                                         54,220
Trustees' fees                                                                        8,177
Custody fee                                                                         141,144
Non-recurring costs (See Note 6)                                                      7,353
Other expenses                                                                       68,684
                                                                            ---------------
     TOTAL EXPENSES                                                               1,972,182
Fees reimbursed by Distributor--Class B                                            (183,342)
Non-recurring costs assumed by Investment Advisor (See Note 6)                       (7,353)
Custody earnings credit                                                                (347)
                                                                            ---------------
     Net Expenses                                                                 1,781,140
                                                                            ---------------
Net Investment Income                                                               717,153
                                                                            ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                                    6,089,363
   Foreign currency transactions                                                          3
                                                                            ---------------
     Net realized gain                                                            6,089,366
                                                                            ---------------
Net change in unrealized appreciation/depreciation on investments                32,496,427
                                                                            ---------------
Net Gain                                                                         38,585,793
                                                                            ---------------
Net Increase in Net Assets from Operations                                  $    39,302,946
                                                                            ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Colonial Small Cap Value Fund, Variable Series

                                                                                  YEAR ENDED DECEMBER 31,
                                                                            ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                2004              2003
----------------------------------                                          ---------------    ---------------
OPERATIONS:
Net investment income                                                       $       717,153    $       168,931
Net realized gain on investments and foreign currency transactions                6,089,366          2,017,004
Net change in unrealized appreciation/depreciation on investments
   and foreign currency translations                                             32,496,427          9,341,998
                                                                            ---------------    ---------------
        Net Increase from Operations                                             39,302,946         11,527,933
                                                                            ---------------    ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                          (59,647)           (22,479)
   Class B                                                                         (777,348)          (119,531)
From net realized gains:
   Class A                                                                         (363,580)          (238,640)
   Class B                                                                       (6,319,347)          (908,385)
                                                                            ---------------    ---------------
        Total Distributions Declared to Shareholders                             (7,519,922)        (1,289,035)
                                                                            ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                  3,893,180          2,010,453
   Distributions reinvested                                                         423,227            259,626
   Redemptions                                                                   (2,651,167)        (2,180,602)
                                                                            ---------------    ---------------
        Net Increase                                                              1,665,240             89,477
                                                                            ---------------    ---------------
Class B:
   Subscriptions                                                                175,158,904         40,839,812
   Distributions reinvested                                                       7,096,695          1,029,409
   Redemptions                                                                   (6,127,471)        (2,701,725)
                                                                            ---------------    ---------------
        Net Increase                                                            176,128,128         39,167,496
                                                                            ---------------    ---------------
Net Increase from Share Transactions                                            177,793,368         39,256,973
                                                                            ---------------    ---------------
Total Increase in Net Assets                                                    209,576,392         49,495,871

NET ASSETS:
Beginning of period                                                              69,468,133         19,972,262
                                                                            ---------------    ---------------
End of period (including undistributed (overdistributed)
   net investment income of $(191,969) and $26,748, respectively)           $   279,044,525    $    69,468,133
                                                                            ===============    ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                    254,063            173,870
   Issued for distributions reinvested                                               25,530             19,197
   Redemptions                                                                     (174,777)          (191,845)
                                                                            ---------------    ---------------
        Net Increase                                                                104,816              1,222
                                                                            ---------------    ---------------
Class B:
   Subscriptions                                                                 11,470,781          3,132,027
   Issued for distributions reinvested                                              427,336             74,615
   Redemptions                                                                     (399,816)          (230,723)
                                                                            ---------------    ---------------
        Net Increase                                                             11,498,301          2,975,919
                                                                            ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Colonial Small Cap Value Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Colonial Small Cap Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing primarily in smaller capitalization stocks of U.S. companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications, partnership adjustments and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

        OVERDISTRIBUTED         ACCUMULATED      PAID-IN
     NET INVESTMENT INCOME   NET REALIZED GAIN   CAPITAL
     ---------------------   -----------------   -------
        $   (35,415)             $  35,423        $ (8)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                        DECEMBER 31,     DECEMBER 31,
                                                            2004             2003
                                                       --------------   --------------
Distributions paid from:
     Ordinary income*                                  $    5,382,821   $      977,202
     Long-term capital gains                                2,137,101          311,833

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED    UNDISTRIBUTED
        ORDINARY         LONG-TERM      NET UNREALIZED
         INCOME        CAPITAL GAINS     APPRECIATION*
      -------------    -------------    --------------
        $ 701,734         $ 49,277       $ 41,429,118

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and REIT adjustments.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation               $  47,006,164
     Unrealized depreciation                  (5,577,046)
                                           -------------
       Net unrealized appreciation         $  41,429,118
                                           =============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.80%
Next $500 million                              0.75%
Over $1 billion                                0.70%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.033%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,344 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $220,123,072 and $48,082,341, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds,

Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $7,353 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

Colonial Small Cap Value Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                     PERIOD
                                                                        YEAR ENDED DECEMBER 31,                      ENDED
                                                        -------------------------------------------------------   DECEMBER 31,
                                                           2004          2003           2002           2001         2000 (a)
                                                        ----------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    14.22   $      10.47   $      11.55   $      10.73   $       9.21
                                                        ----------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                     0.07           0.07           0.02           0.02           0.06
Net realized and unrealized gain (loss)
   on investments and foreign currency                        3.12           4.03          (0.73)          0.97           1.57
                                                        ----------   ------------   ------------   ------------   ------------
     Total from Investment Operations                         3.19           4.10          (0.71)          0.99           1.63
                                                        ----------   ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.05)         (0.03)         (0.01)         (0.02)         (0.05)
From net realized gains                                      (0.44)         (0.32)         (0.36)         (0.15)         (0.06)
                                                        ----------   ------------   ------------   ------------   ------------
     Total Distributions Declared to
        Shareholders                                         (0.49)         (0.35)         (0.37)         (0.17)         (0.11)
                                                        ----------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                          $    16.92   $      14.22   $      10.47   $      11.55   $      10.73
                                                        ==========   ============   ============   ============   ============
Total return (c)(d)(e)                                       22.51%         39.34%         (6.14)%         9.20%         17.72%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                  1.10%          1.10%          1.10%          1.10%          1.10%(h)
Net investment income (g)                                     0.43%          0.54%          0.18%          0.22%          1.01%(h)
Waiver/reimbursement                                          0.12%          0.36%          0.29%          0.47%          1.07%(h)
Portfolio turnover rate                                         30%            55%           125%            56%            54%
Net assets, end of period (000's)                       $  264,487   $     58,730   $     12,080   $      9,020   $      3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Colonial Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Colonial Small Cap Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION

Colonial Small Cap Value Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $1,920,100.

41.84% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION

Colonial Strategic Income Fund, Variable Series / December 31, 2004

Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk and maximum total return.

Laura A. Ostrander is the fund's portfolio manager and has managed or co-managed the fund since September 2000.

The fund delivered a solid return in 2004, outpacing the US Treasury market and the average return of competing funds in its peer group, the Lipper Variable Series General Bond Category(1). The fund's high-yield securities and investments in foreign debt were instrumental in producing an above-average return.

HIGH YIELD CONTINUES TO OUTPERFORM
Lower quality corporate bonds outperformed US Treasury obligations during this reporting period, continuing a pattern that has been in place for most of the last two years. With approximately 39% of assets invested in the US high-yield marketplace, the fund has been positioned to take advantage of this positive environment for credit which rewarded holders of bonds with lower credit quality.

   The fund's high-yield holdings carry an average credit quality of single B, compared to a weighted average of BBB+ for the fund as a whole. An overweight position in B and CCC-rated bonds in this sector paid off handsomely, especially during the stock market rally that followed the US election in early November. By contrast, the fund's position in Treasury securities was limited to just 23% of the fund's assets during the period.

   Specific holdings that helped the fund included Levi Strauss & Co., the casual clothing maker, and chemicals manufacturer Huntsman ICI Holdings LLC (0.3% and 0.4% of net assets, respectively). Levi Strauss stabilized its operations as it investigated a possible sale of its Dockers brand. (In October, the company announced plans to retain the brand.) Huntsman ICI benefited from the upward trend in commodity chemical prices and from anticipation of a proposed transaction that would retire the bonds at a premium. Poor performers included Delta Air Lines, Inc. which faced high fuel prices and high labor costs, and Merisant Co., manufacturer of Equal, a popular sugar substitute (0.1% and 0.1% of net assets, respectively). Equal lost market share to Johnson & Johnson's Splenda.

FOREIGN BONDS OUTPERFORMED DOMESTIC HOLDINGS
Throughout the period, approximately 35% of the fund's total assets were invested outside the United States. The fund's exposure to the non-dollar denominated bonds of developed countries was of particular value because of the ongoing decline in the US dollar. The euro and the British pound made significant gains versus the dollar, as did the South African rand. Toward the end of the period we took some profits in rand-denominated positions.

   Bonds from emerging markets accounted for approximately 14-15% of the assets. Emerging market bonds performed well during the period as the global interest rate environment remained favorable and the demand for commodities remained strong. In particular, oil producing countries such as Russia, Venezuela and Mexico benefited from the sustained strength in oil prices. Overall, the fund has been positioned so that high oil prices are a net positive, even though they tend to hurt the economies of developed oil importers, notably in Europe. The credit quality of many emerging market countries has improved over the past two years, adding to the strong performance of emerging market debt.

PREPARING FOR HIGHER RATES AND A LOWER DOLLAR
We have structured the fund to benefit from continued stable economic growth in the United States and abroad. As long as the US economy continues to grow at a reasonable rate, we expect the Federal Reserve Board to continue to raise short-term rates, a course that it set in motion with five increases during this reporting period. We continue to maintain substantial allocations to the high-yield and foreign government sectors, including exposure to foreign currency. Although the dollar has been weak for some time now, investors are paying increasing attention to the United States' fiscal, current account and trade deficits. If the financial markets bid the dollar down even further to adjust these imbalances, the fund is positioned to benefit.

   We also believe that the fixed-income markets are likely to become more discriminating in the year ahead. Whereas overweighting higher-yielding bonds as a group was a successful strategy in 2004, we believe that investors are likely to become more discerning in judging which lower quality issues merited their swift run-ups and which did not. We believe this environment calls for a more defensive approach, so we plan to look for opportunities to reduce the fund's risk exposure where appropriate.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change. The value of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa.

Holdings are disclosed as of December 31, 2004, and are subject to change.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION

Colonial Strategic Income Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR     5-YEAR    10-YEAR
-----------------------------------------------------------------
Class B (6/1/00)                       9.85       7.82       8.35
Lehman Brothers Government/
  Credit Bond Index                    4.19       8.00       7.80
JP Morgan Global High Yield
  Index                               11.55       7.61       8.62

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95 - 12/31/04

Class B: $22,289

                                            LEHMAN BROTHERS GOVERNMENT/        JP MORGAN GLOBAL
               CLASS B SHARES                         CREDIT BOND INDEX        HIGH YIELD INDEX
  1/1/1995           $ 10,000                                  $ 10,000                $ 10,000
 1/31/1995           $ 10,133                                  $ 10,192                $ 10,128
 2/28/1995           $ 10,378                                  $ 10,428                $ 10,489
 3/31/1995           $ 10,562                                  $ 10,498                $ 10,594
 4/30/1995           $ 10,756                                  $ 10,645                $ 10,868
 5/31/1995           $ 11,052                                  $ 11,091                $ 11,178
 6/30/1995           $ 11,103                                  $ 11,180                $ 11,222
 7/31/1995           $ 11,205                                  $ 11,136                $ 11,397
 8/31/1995           $ 11,205                                  $ 11,279                $ 11,442
 9/30/1995           $ 11,399                                  $ 11,394                $ 11,578
10/31/1995           $ 11,552                                  $ 11,562                $ 11,686
11/30/1995           $ 11,664                                  $ 11,752                $ 11,762
12/31/1995           $ 11,829                                  $ 11,925                $ 11,952
 1/31/1996           $ 12,002                                  $ 11,999                $ 12,179
 2/29/1996           $ 11,905                                  $ 11,745                $ 12,252
 3/31/1996           $ 11,851                                  $ 11,646                $ 12,212
 4/30/1996           $ 11,905                                  $ 11,566                $ 12,288
 5/31/1996           $ 11,915                                  $ 11,546                $ 12,381
 6/30/1996           $ 11,990                                  $ 11,700                $ 12,434
 7/31/1996           $ 12,087                                  $ 11,726                $ 12,517
 8/31/1996           $ 12,228                                  $ 11,697                $ 12,703
 9/30/1996           $ 12,475                                  $ 11,905                $ 13,004
10/31/1996           $ 12,668                                  $ 12,183                $ 13,123
11/30/1996           $ 12,970                                  $ 12,407                $ 13,365
12/31/1996           $ 12,992                                  $ 12,269                $ 13,508
 1/31/1997           $ 12,956                                  $ 12,284                $ 13,615
 2/28/1997           $ 13,051                                  $ 12,310                $ 13,849
 3/31/1997           $ 12,863                                  $ 12,163                $ 13,623
 4/30/1997           $ 13,028                                  $ 12,341                $ 13,751
 5/31/1997           $ 13,240                                  $ 12,456                $ 14,069
 6/30/1997           $ 13,428                                  $ 12,605                $ 14,254
 7/31/1997           $ 13,746                                  $ 12,991                $ 14,634
 8/31/1997           $ 13,653                                  $ 12,845                $ 14,642
 9/30/1997           $ 13,948                                  $ 13,047                $ 14,934
10/31/1997           $ 13,972                                  $ 13,256                $ 14,913
11/30/1997           $ 14,043                                  $ 13,326                $ 15,047
12/31/1997           $ 14,179                                  $ 13,466                $ 15,183
 1/31/1998           $ 14,407                                  $ 13,656                $ 15,418
 2/28/1998           $ 14,445                                  $ 13,628                $ 15,537
 3/31/1998           $ 14,546                                  $ 13,671                $ 15,694
 4/30/1998           $ 14,610                                  $ 13,739                $ 15,772
 5/31/1998           $ 14,674                                  $ 13,886                $ 15,794
 6/30/1998           $ 14,699                                  $ 14,028                $ 15,827
 7/31/1998           $ 14,827                                  $ 14,039                $ 15,960
 8/31/1998           $ 14,278                                  $ 14,313                $ 14,926
 9/30/1998           $ 14,597                                  $ 14,722                $ 14,911
10/31/1998           $ 14,622                                  $ 14,617                $ 14,590
11/30/1998           $ 15,041                                  $ 14,705                $ 15,394
12/31/1998           $ 15,032                                  $ 14,742                $ 15,331
 1/31/1999           $ 15,154                                  $ 14,847                $ 15,515
 2/28/1999           $ 14,978                                  $ 14,493                $ 15,436
 3/31/1999           $ 15,182                                  $ 14,566                $ 15,626
 4/30/1999           $ 15,385                                  $ 14,602                $ 16,023
 5/31/1999           $ 15,073                                  $ 14,452                $ 13,203
 6/30/1999           $ 15,087                                  $ 14,407                $ 15,795
 7/31/1999           $ 15,073                                  $ 14,367                $ 15,799
 8/31/1999           $ 15,019                                  $ 14,355                $ 15,641
 9/30/1999           $ 15,100                                  $ 14,484                $ 15,529
10/31/1999           $ 15,100                                  $ 14,522                $ 15,443
11/30/1999           $ 15,195                                  $ 14,513                $ 15,695
12/31/1999           $ 15,300                                  $ 14,425                $ 15,849
 1/31/2000           $ 15,153                                  $ 14,420                $ 15,789
 2/29/2000           $ 15,344                                  $ 14,601                $ 15,852
 3/31/2000           $ 15,286                                  $ 14,812                $ 15,582
 4/30/2000           $ 15,154                                  $ 14,740                $ 15,579
 5/31/2000           $ 15,022                                  $ 14,726                $ 15,358
 6/30/2000           $ 15,302                                  $ 15,027                $ 15,660
 7/31/2000           $ 15,419                                  $ 15,186                $ 15,798
 8/31/2000           $ 15,566                                  $ 15,400                $ 15,920
 9/30/2000           $ 15,396                                  $ 15,459                $ 15,711
10/31/2000           $ 15,102                                  $ 15,556                $ 15,251
11/30/2000           $ 14,853                                  $ 15,822                $ 14,668
12/31/2000           $ 15,311                                  $ 16,134                $ 14,927
 1/31/2001           $ 15,944                                  $ 16,405                $ 15,831
 2/28/2001           $ 15,994                                  $ 16,574                $ 16,015
 3/31/2001           $ 15,636                                  $ 16,650                $ 15,701
 4/30/2001           $ 15,457                                  $ 16,525                $ 15,536
 5/31/2001           $ 15,572                                  $ 16,621                $ 15,841
 6/30/2001           $ 15,393                                  $ 16,701                $ 15,567
 7/31/2001           $ 15,457                                  $ 17,117                $ 15,724
 8/31/2001           $ 15,734                                  $ 17,336                $ 15,928
 9/30/2001           $ 15,278                                  $ 17,495                $ 14,877
10/31/2001           $ 15,701                                  $ 17,940                $ 15,247
11/30/2001           $ 15,913                                  $ 17,646                $ 15,766
12/31/2001           $ 15,854                                  $ 17,506                $ 15,745
 1/31/2002           $ 15,908                                  $ 17,634                $ 15,860
 2/28/2002           $ 15,943                                  $ 17,784                $ 15,741
 3/31/2002           $ 15,995                                  $ 17,423                $ 16,097
 4/30/2002           $ 16,298                                  $ 17,761                $ 16,342
 5/31/2002           $ 16,369                                  $ 17,924                $ 16,286
 6/30/2002           $ 16,139                                  $ 18,077                $ 15,700
 7/31/2002           $ 15,979                                  $ 18,293                $ 15,263
 8/31/2002           $ 16,246                                  $ 18,703                $ 15,404
 9/30/2002           $ 16,335                                  $ 19,105                $ 15,224
10/31/2002           $ 16,389                                  $ 18,922                $ 15,114
11/30/2002           $ 16,727                                  $ 18,933                $ 15,897
12/31/2002           $ 17,136                                  $ 19,435                $ 16,081
 1/31/2003           $ 17,349                                  $ 19,435                $ 16,499
 2/28/2003           $ 17,696                                  $ 19,781                $ 16,740
 3/31/2003           $ 17,869                                  $ 19,755                $ 17,144
 4/30/2003           $ 18,505                                  $ 19,967                $ 17,994
 5/31/2003           $ 19,025                                  $ 20,534                $ 18,244
 6/30/2003           $ 19,161                                  $ 20,452                $ 18,777
 7/31/2003           $ 18,699                                  $ 19,595                $ 18,659
 8/31/2003           $ 18,775                                  $ 19,724                $ 18,843
 9/30/2003           $ 19,412                                  $ 20,349                $ 19,365
10/31/2003           $ 19,470                                  $ 20,091                $ 19,725
11/30/2003           $ 19,778                                  $ 20,145                $ 20,002
12/31/2003           $ 20,294                                  $ 20,344                $ 20,508
 1/31/2004           $ 20,418                                  $ 20,530                $ 20,883
 2/29/2004           $ 20,542                                  $ 20,780                $ 20,900
 3/31/2004           $ 20,709                                  $ 20,971                $ 21,063
 4/30/2004           $ 20,170                                  $ 20,327                $ 20,985
 5/31/2004           $ 20,067                                  $ 20,224                $ 20,659
 6/30/2004           $ 20,254                                  $ 20,307                $ 20,973
 7/31/2004           $ 20,481                                  $ 20,522                $ 21,238
 8/31/2004           $ 20,915                                  $ 20,957                $ 21,595
 9/30/2004           $ 21,206                                  $ 21,030                $ 21,906
10/31/2004           $ 21,600                                  $ 21,213                $ 22,274
11/30/2004           $ 21,952                                  $ 20,978                $ 22,523
12/31/2004           $ 22,289                                  $ 21,202                $ 22,865

NET ASSET VALUE PER SHARE ($)      12/31/03      12/31/04
---------------------------------------------------------
Class B                              9.80          9.95

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. The JP Morgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high yield corporate debt market, including domestic and international issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

UNDERSTANDING YOUR EXPENSES

Colonial Strategic Income Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04        BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------------
                             ACTUAL    HYPOTHETICAL       ACTUAL   HYPOTHETICAL      ACTUAL  HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------------
Class B                     1,000.00     1,000.00        1,100.80    1,020.11         5.28       5.08                1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Colonial Strategic Income Fund, Variable Series / December 31, 2004

                                                                PAR              VALUE
                                                          ---------------   ---------------
CORPORATE FIXED-INCOME
  BONDS & NOTES--41.0%
BASIC MATERIALS--3.9%
CHEMICALS--2.1%
AGRICULTURAL CHEMICALS--0.6%
IMC Global, Inc.
   10.875% 08/01/13                                       $       205,000   $       256,250
Terra Capital, Inc.
   12.875% 10/15/08                                               310,000           379,750
UAP Holding Corp.
   (a) 07/15/12
   (10.750% 01/15/08) (b)                                         190,000           147,250
United Agri Products
   8.750% 12/15/11 (b)                                            162,000           173,745
                                                                            ---------------
                                                                                    956,995
                                                                            ---------------

CHEMICALS - DIVERSIFIED--1.3%
BCP Caylux Holding
   Luxembourg SCA
   9.625% 06/15/14 (b)                                            140,000           157,325
Equistar Chemicals LP
   10.625% 05/01/11                                               310,000           359,212
HMP Equity Holdings Corp.
   (c) 05/15/08                                                   560,000           369,600
Huntsman ICI Holdings LLC
   (c) 12/31/09                                                 1,090,000           611,763
Huntsman International LLC
   7.375% 01/01/15 (b)                                            115,000           115,575
Lyondell Chemical Co.
   9.625% 05/01/07                                                350,000           385,000
NOVA Chemicals Corp.
   6.500% 01/15/12                                                110,000           117,361
Westlake Chemical Corp.
   8.750% 07/15/11                                                 85,000            95,838
                                                                            ---------------
                                                                                  2,211,674
                                                                            ---------------

CHEMICALS - SPECIALTY--0.2%
Crompton Corp.
   7.670% 08/01/10 (b)(d)                                         115,000           123,912
Rhodia SA
   8.875% 06/01/11                                                195,000           197,925
                                                                            ---------------
                                                                                    321,837
                                                                            ---------------

FOREST PRODUCTS & PAPER--0.8%
FORESTRY--0.2%
Millar Western Forest Products Ltd.
   7.750% 11/15/13                                                145,000           155,150
Tembec Industries, Inc.
   8.500% 02/01/11                                                120,000           120,600
                                                                            ---------------
                                                                                    275,750
                                                                            ---------------

PAPER & RELATED PRODUCTS--0.6%
Boise Cascade LLC
   5.005% 10/15/12 (b)(d)                                         105,000           108,937
   7.125% 10/15/14 (b)                                            120,000           126,900
Buckeye Technologies, Inc.
   8.500% 10/01/13                                                 40,000            43,900
Caraustar Industries, Inc.
   9.875% 04/01/11                                                190,000           206,625
Georgia-Pacific Corp.
   8.000% 01/15/24                                                125,000           146,250
Neenah Paper, Inc.
   7.375% 11/15/14 (b)                                    $        85,000   $        86,063
Newark Group, Inc.
   9.750% 03/15/14 (b)                                            180,000           191,700
Norske Skog Canada Ltd.
   7.375% 03/01/14                                                 65,000            67,600
   8.625% 06/15/11                                                 90,000            96,525
                                                                            ---------------
                                                                                  1,074,500
                                                                            ---------------

IRON/STEEL--0.6%
METAL - IRON--0.2%
Wise Metals Group LLC
   10.250% 05/15/12 (b)                                           270,000           272,700
                                                                            ---------------

STEEL - PRODUCERS--0.1%
Bayou Steel Corp.
   9.000% 03/31/11                                                125,000           117,500
Steel Dynamics, Inc.
   9.500% 03/15/09                                                105,000           115,763
                                                                            ---------------
                                                                                    233,263
                                                                            ---------------

STEEL - SPECIALTY--0.3%
Oregon Steel Mills, Inc.
   10.000% 07/15/09                                               130,000           144,950
UCAR Finance, Inc.
   10.250% 02/15/12                                               250,000           287,500
                                                                            ---------------
                                                                                    432,450
                                                                            ---------------

MINING--0.4%
METAL - ALUMINUM--0.1%
Kaiser Aluminum &
   Chemical Corp.
   10.875% 10/15/06 (e)                                           240,000           212,400
                                                                            ---------------

METAL - DIVERSIFIED--0.2%
Earle M. Jorgensen & Co.
   9.750% 06/01/12                                                240,000           270,000
                                                                            ---------------

METAL SERVICES--0.1%
HudBay Mining and
   Smelting Co. Ltd.
   9.625% 01/15/12 (b)                                            155,000           151,900
                                                                            ---------------

COMMUNICATIONS--9.3%
ADVERTISING--0.1%
ADVERTISING SERVICES--0.1%
WDAC Subsidiary Corp.
   8.375% 12/01/14 (b)(f)                                         180,000           178,200
                                                                            ---------------

MEDIA--4.5%
BROADCAST SERVICES/PROGRAMS--0.2%
Fisher Communications, Inc.
   8.625% 09/15/14 (b)                                            180,000           194,625
XM Satellite Radio Holdings, Inc.
   7.660% 05/01/09 (d)                                            160,000           163,200
                                                                            ---------------
                                                                                    357,825
                                                                            ---------------

CABLE TV--1.9%
Atlantic Broadband Finance LLC
   9.375% 01/15/14 (b)                                            235,000           227,950
Cablevision Systems Corp.
   6.669% 04/01/09 (b)(d)                                         185,000           197,025

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
CCO Holdings LLC/Capital Corp.
   6.615% 12/15/10 (b)(d)                                 $       140,000   $       139,650
Charter Communications
   Holding LLC
   9.920% 04/01/11                                                975,000           829,969
   10.250% 09/15/10                                               160,000           169,600
CSC Holdings, Inc.
   6.750% 04/15/12 (b)                                            205,000           210,637
   7.625% 04/01/11                                                 25,000            26,937
DirecTV Holdings LLC
   8.375% 03/15/13                                                115,000           128,944
EchoStar DBS Corp.
   6.375% 10/01/11                                                290,000           297,250
Insight Communications
   (a) 02/15/11
   (12.250% 02/15/06)                                             105,000           102,900
Insight Midwest LP
   9.750% 10/01/09                                                115,000           120,606
Northland Cable Television, Inc.
   10.250% 11/15/07                                               305,000           302,713
Pegasus Satellite
   Communications, Inc.
   11.250% 01/15/10 (b)(e)                                        270,000           174,150
Telenet Group Holding NV
   (a) 06/15/14
   (11.500% 12/15/08) (b)                                         260,000           200,200
                                                                            ---------------
                                                                                  3,128,531
                                                                            ---------------

MULTIMEDIA--0.7%
Advanstar Communications, Inc.
   (a) 10/15/11
   (15.000% 10/15/05)                                             185,000           156,325
   12.000% 02/15/11                                               195,000           209,625
Haights Cross
   Communications, Inc.
   (a) 08/15/11
   (12.500% 02/01/09)                                             205,000           134,275
Haights Cross Operating Co.
   11.750% 08/15/11 (b)                                            85,000            96,050
   11.750% 08/15/11                                               195,000           220,350
Quebecor Media, Inc.
   11.125% 07/15/11                                               205,000           234,725
                                                                            ---------------
                                                                                  1,051,350
                                                                            ---------------

PUBLISHING - NEWSPAPERS--0.1%
Hollinger, Inc.
   11.875% 03/01/11 (b)(g)                                         81,000            88,137
   12.875% 03/01/11 (b)                                           127,000           137,319
                                                                            ---------------
                                                                                    225,456
                                                                            ---------------

PUBLISHING - PERIODICALS--0.8%
CBD Media Holdings &
   Finance, Inc.
   9.250% 07/15/12 (b)                                            145,000           149,350
Dex Media East LLC
   12.125% 11/15/12                                               240,000           292,800
Dex Media, Inc.
   (a) 11/15/13
   (9.000% 11/15/08)                                              160,000           125,200
   8.000% 11/15/13                                                220,000           237,600
Dex Media West LLC
   9.875% 08/15/13                                        $       176,000   $       202,840
Primedia, Inc.
   8.875% 05/15/11                                                315,000           333,900
                                                                            ---------------
                                                                                  1,341,690
                                                                            ---------------

RADIO--0.2%
Spanish Broadcasting System
   9.625% 11/01/09                                                295,000           309,750
                                                                            ---------------

TELEVISION--0.6%
Granite Broadcasting Corp.
   9.750% 12/01/10                                                365,000           349,487
Paxson Communications
   10.750% 07/15/08                                               355,000           371,863
Sinclair Broadcast Group, Inc.
   8.750% 12/15/11                                                250,000           272,500
                                                                            ---------------
                                                                                    993,850
                                                                            ---------------

TELECOMMUNICATIONS--4.7%
CELLULAR TELECOMMUNICATIONS--2.0%
American Cellular Corp.
   Series B
   10.000% 08/01/11                                               180,000           154,350
Dobson Cellular Systems
   8.375% 11/01/11 (b)                                             55,000            57,131
Dobson Communications Corp.
   8.875% 10/01/13                                                345,000           242,362
Horizon PCS, Inc.
   11.375% 07/15/12 (b)                                           145,000           163,125
iPCS Escrow Co.
   11.500% 05/01/12 (b)                                           105,000           119,437
Nextel Communications, Inc.
   7.375% 08/01/15                                                390,000           431,438
Nextel Partners, Inc.
   8.125% 07/01/11                                                255,000           283,050
Rogers Cantel, Inc.
   9.750% 06/01/16                                                400,000           479,000
Rogers Wireless, Inc.
   8.000% 12/15/12 (b)                                            140,000           148,050
Rural Cellular Corp.
   8.250% 03/15/12                                                150,000           158,250
UbiquiTel Operating Co.
   9.875% 03/01/11                                                150,000           168,000
   9.875% 03/01/11 (b)                                            110,000           123,200
US Unwired, Inc.
   10.000% 06/15/12                                               300,000           338,250
Western Wireless Corp.
   9.250% 07/15/13                                                270,000           293,625
                                                                            ---------------
                                                                                  3,159,268
                                                                            ---------------

SATELLITE TELECOMMUNICATIONS--0.3%
Inmarsat Finance II PLC
   (a) 11/15/12
   (10.375% 11/15/08) (b)                                         140,000           100,800
New Skies Satellites NV
   9.125% 11/01/12 (b)                                            125,000           126,250
PanAmSat Corp.
   9.000% 08/15/14 (b)                                            120,000           133,800

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
PanAmSat Holding Corp.
   (a) 11/01/14
   (10.375% 11/01/09) (b)                                 $       275,000   $       188,375
                                                                            ---------------
                                                                                    549,225
                                                                            ---------------

TELECOMMUNICATION EQUIPMENT--0.1%
Lucent Technologies, Inc.
   6.450% 03/15/29                                                220,000           200,200
                                                                            ---------------

TELECOMMUNICATION SERVICES--0.7%
Axtel SA
   11.000% 12/15/13                                               270,000           290,250
Carrier1 International SA
   13.250% 02/15/09 (e)(l)                                        500,000            45,000
FairPoint Communications, Inc.
   11.875% 03/01/10                                               180,000           210,600
Securus Technologies, Inc.
   11.000% 09/01/11 (b)                                           225,000           225,000
Time Warner Telecom LLC
   9.750% 07/15/08                                                100,000           101,250
   10.125% 02/01/11                                               255,000           250,538
                                                                            ---------------
                                                                                  1,122,638
                                                                            ---------------

TELEPHONE - INTEGRATED--1.3%
Cincinnati Bell, Inc.
   8.375% 01/15/14                                                300,000           304,500
Qwest Capital Funding, Inc.
   7.250% 02/15/11                                                665,000           650,038
   7.750% 02/15/31                                                265,000           231,875
Qwest Services Corp.
   14.000% 12/15/10 (b)                                           680,000           817,700
US LEC Corp.
   10.670% 10/01/09 (b)(d)                                        115,000           114,750
                                                                            ---------------
                                                                                  2,118,863
                                                                            ---------------

WIRELESS EQUIPMENT--0.3%
American Towers, Inc.
   7.250% 12/01/11                                                130,000           137,800
SBA Communications Corp.
   (a) 12/15/11
   (9.750% 12/15/07)                                              220,000           185,350
Spectrasite Inc.
   8.250% 05/15/10                                                150,000           160,125
                                                                            ---------------
                                                                                    483,275
                                                                            ---------------

CONSUMER CYCLICAL--8.2%
AIRLINES--0.5%
AIRLINES--0.5%
Continental Airlines, Inc.
   7.568% 12/01/06                                                275,000           220,000
Delta Air Lines, Inc.
   7.900% 12/15/09                                                135,000            84,375
Northwest Airlines, Inc.
   9.875% 03/15/07                                                400,000           360,000
United Air Lines Inc.
   2.020% 03/02/04 (d)(h)                                         198,207           170,458
                                                                            ---------------
                                                                                    834,833
                                                                            ---------------

APPAREL--0.6%
APPAREL MANUFACTURERS--0.6%
Broder Brothers Co.
   11.250% 10/15/10                                       $       170,000   $       177,650
   11.250% 10/15/10 (b)                                            85,000            88,825
Levi Strauss & Co.
   12.250% 12/15/12                                               420,000           466,200
Phillips-Van Heusen Corp.
   7.250% 02/15/11                                                 95,000            99,750
   8.125% 05/01/13                                                115,000           124,775
                                                                            ---------------
                                                                                    957,200
                                                                            ---------------

AUTO MANUFACTURERS--0.1%
AUTO--MEDIUM & HEAVY DUTY TRUCKS--0.1%
Navistar International Corp.
   7.500% 06/15/11                                                175,000           187,687
                                                                            ---------------
AUTO PARTS & EQUIPMENT--0.7%
AUTO/TRUCK PARTS & EQUIPMENT--ORIGINAL--0.3%
Accuride Corp.
   Series B
   9.250% 02/01/08                                                100,000           101,500
Delco Remy International, Inc.
   11.000% 05/01/09                                               200,000           212,250
Dura Operating Corp.
   8.625% 04/15/12                                                225,000           234,562
                                                                            ---------------
                                                                                    548,312
                                                                            ---------------

AUTO/TRUCK PARTS & EQUIPMENT--
   REPLACEMENT--0.1%
Rexnord Corp.
   10.125% 12/15/12                                               150,000           169,688
                                                                            ---------------

RUBBER--TIRES--0.3%
Cooper Standard Auto
   8.375% 12/15/14 (b)                                            125,000           125,000
Goodyear Tire & Rubber Co.
   7.857% 08/15/11                                                310,000           311,550
                                                                            ---------------
                                                                                    436,550
                                                                            ---------------

ENTERTAINMENT--1.3%
GAMBLING (NON-HOTEL)--0.2%
Global Cash Access LLC
   8.750% 03/15/12                                                265,000           285,537
                                                                            ---------------

MUSIC--0.3%
Steinway Musical Instruments, Inc.
   8.750% 04/15/11                                                155,000           168,175
Warner Music Group
   7.375% 04/15/14 (b)                                            240,000           246,000
                                                                            ---------------
                                                                                    414,175
                                                                            ---------------

RESORTS/THEME PARKS--0.4%
Six Flags, Inc.
   9.625% 06/01/14                                                485,000           491,063
Universal City Florida Holding Co.
   7.200% 05/01/10 (b)(d)                                          80,000            83,400
   8.375% 05/01/10 (b)                                             30,000            31,275
                                                                            ---------------
                                                                                    605,738
                                                                            ---------------

THEATERS--0.4%
LCE Acquisition Corp.
   9.000% 08/01/14 (b)                                            290,000           314,650

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
Marquee Holdings, Inc.
   (a) 08/15/14
   (12.000% 08/15/09) (b)                                 $       595,000   $       398,650
                                                                            ---------------
                                                                                    713,300
                                                                            ---------------

HOME BUILDERS--0.8%
BUILDINGS--RESIDENTIAL/COMMERCIAL--0.8%
D.R. Horton, Inc.
   9.750% 09/15/10                                                575,000           697,187
K. Hovnanian Enterprises, Inc.
   8.875% 04/01/12                                                 45,000            49,725
   10.500% 10/01/07                                               250,000           287,813
Standard Pacific Corp.
   9.250% 04/15/12                                                185,000           215,063
                                                                            ---------------
                                                                                  1,249,788
                                                                            ---------------

HOME FURNISHINGS--0.3%
HOME FURNISHINGS--0.3%
Norcraft Companies
   9.000% 11/01/11                                                 90,000            97,200
WII Components, Inc.
   10.000% 02/15/12                                               375,000           378,750
                                                                            ---------------
                                                                                    475,950
                                                                            ---------------

LEISURE TIME--0.6%
CRUISE LINES--0.0%
NCL Corp.
   10.625% 07/15/14 (b)                                            80,000            79,400
                                                                            ---------------

LEISURE & RECREATIONAL PRODUCTS--0.2%
Bombardier Recreational Products, Inc.
   8.375% 12/15/13                                                155,000           165,850
K2, Inc.
   7.375% 07/01/14 (b)                                            120,000           131,700
                                                                            ---------------
                                                                                    297,550
                                                                            ---------------

RECREATIONAL CENTERS--0.4%
AMF Bowling Worldwide, Inc.
   10.000% 03/01/10                                               225,000           240,750
Equinox Holdings, Inc.
   9.000% 12/15/09                                                240,000           255,600
Town Sports International, Inc.
   (a) 02/01/14
   (11.000% 02/01/09)                                             280,000           158,200
                                                                            ---------------
                                                                                    654,550
                                                                            ---------------

LODGING--2.0%
CASINO HOTELS--2.0%
Circus & Eldorado/Silver
   Legacy Capital Corp.
   10.125% 03/01/12                                               125,000           135,937
Hard Rock Hotel, Inc.
   8.875% 06/01/13                                                225,000           246,937
Hollywood Casino Shreveport
   13.000% 08/01/06 (i)                                           600,000           510,000
Inn of the Mountain Gods
   Resort & Casino
   12.000% 11/15/10                                               205,000           240,363
MGM Mirage
   6.750% 09/01/12                                                255,000           269,025
Mohegan Tribal
   Gaming Authority
   7.125% 08/15/14 (b)                                    $        45,000   $        47,531
Pinnacle Entertainment, Inc.
   8.250% 03/15/12                                                490,000           520,625
   8.750% 10/01/13                                                165,000           178,200
Premier Entertainment
   Biloxi Financial LLC
   10.750% 02/01/12                                               130,000           142,350
River Rock Entertainment
   9.750% 11/01/11                                                275,000           308,000
Seneca Gaming Corp.
   7.250% 05/01/12                                                215,000           227,363
Station Casinos, Inc.
   6.875% 03/01/16                                                 65,000            67,925
Virgin River Casino Corp.
   (a) 01/15/13
   (12.750% 01/15/09) (b)                                         150,000            93,750
   9.000% 01/15/12 (b)                                             83,000            86,320
Wynn Las Vegas LLC
   6.625% 12/01/14 (b)                                            230,000           227,700
                                                                            ---------------
                                                                                  3,302,026
                                                                            ---------------

RETAIL--1.1%
RETAIL--AUTOMOBILES--0.1%
Asbury Automotive Group, Inc.
   8.000% 03/15/14                                                200,000           199,000
                                                                            ---------------

RETAIL--DRUG STORES--0.3%
Jean Coutu Group (PJC), Inc.,
   8.500% 08/01/14 (b)                                            145,000           148,987
Rite Aid Corp.
   9.250% 06/01/13                                                295,000           300,900
                                                                            ---------------
                                                                                    449,887
                                                                            ---------------

RETAIL--HOME FURNISHINGS--0.2%
Levitz Home Furnishings, Inc.
   12.000% 11/01/11 (b)                                           140,000           142,800
Tempur-Pedic, Inc.
   10.250% 08/15/10                                               173,000           199,815
                                                                            ---------------
                                                                                    342,615
                                                                            ---------------

RETAIL--JEWELRY--0.1%
Finlay Fine Jewelry Corp.
   8.375% 06/01/12                                                185,000           199,800
                                                                            ---------------

RETAIL--MAJOR DEPARTMENT STORES--0.1%
Saks, Inc.
   7.000% 12/01/13                                                 55,000            56,169
                                                                            ---------------

RETAIL--PROPANE DISTRIBUTORS--0.1%
Ferrellgas Partners LP
   8.750% 06/15/12                                                180,000           195,300
                                                                            ---------------

RETAIL--RESTAURANTS--0.2%
Denny's Holdings, Inc.
   10.000% 10/01/12 (b)                                           170,000           183,600
Landry's Restaurants, Inc.
   7.500% 12/15/14 (b)                                            130,000           129,025
                                                                            ---------------
                                                                                    312,625
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
TEXTILES--0.2%
TEXTILE--PRODUCTS--0.2%
Collins & Aikman
   Floor Covering, Inc.
   9.750% 02/15/10                                        $       170,000   $       182,750
INVISTA
   9.250% 05/01/12 (b)                                            135,000           150,356
                                                                            ---------------
                                                                                    333,106
                                                                            ---------------

CONSUMER NON-CYCLICAL--5.2%
AGRICULTURE--0.3%
AGRICULTURAL OPERATIONS--0.2%
Seminis Vegetable Seeds, Inc.
   10.250% 10/01/13                                               303,000           340,875
                                                                            ---------------

TOBACCO--0.1%
North Atlantic Trading Co., Inc.
   9.250% 03/01/12                                                155,000           130,975
                                                                            ---------------

BEVERAGES--0.1%
BEVERAGES--WINE/SPIRITS--0.1%
Constellation Brands, Inc.
   8.125% 01/15/12                                                175,000           191,187
                                                                            ---------------

BIOTECHNOLOGY--0.2%
MEDICAL--BIOMEDICAL/GENE--0.2%
Bio-Rad Laboratories, Inc.
   7.500% 08/15/13                                                220,000           241,175
                                                                            ---------------

COMMERCIAL SERVICES--1.4%
COMMERCIAL SERVICES--0.2%
Iron Mountain, Inc.
   7.750% 01/15/15                                                 55,000            55,550
Language Line Holdings, Inc.
   11.125% 06/15/12 (b)                                           310,000           328,600
                                                                            ---------------
                                                                                    384,150
                                                                            ---------------

COMMERCIAL SERVICES--FINANCE--0.3%
Dollar Financial Group, Inc.
   9.750% 11/15/11                                                400,000           435,000
                                                                            ---------------
FUNERAL SERVICES & RELATED ITEMS--0.2%
Service Corp. International
   7.700% 04/15/09                                                275,000           299,063
                                                                            ---------------

PRINTING--COMMERCIAL--0.3%
American Color Graphics, Inc.
   10.000% 06/15/10                                               115,000            97,031
Sheridan Group
   10.250% 08/15/11 (b)                                           155,000           169,337
Vertis, Inc.
   13.500% 12/07/09 (b)                                           245,000           259,700
                                                                            ---------------
                                                                                    526,068
                                                                            ---------------

PRIVATE CORRECTIONS--0.1%
GEO Group, Inc.
   8.250% 07/15/13                                                120,000           128,400
                                                                            ---------------

RENTAL AUTO/EQUIPMENT--0.3%
NationsRent, Inc.
   9.500% 10/15/10                                                335,000           374,362
Williams Scotsman, Inc.
   9.875% 06/01/07                                                155,000           155,000
                                                                            ---------------
                                                                                    529,362
                                                                            ---------------

COSMETICS/PERSONAL CARE--0.1%
COSMETICS & TOILETRIES--0.1%
Elizabeth Arden, Inc.
   7.750% 01/15/14                                        $       175,000   $       185,500
                                                                            ---------------

FOOD--1.2%
FOOD--CONFECTIONERY--0.2%
Merisant Co.
   9.750% 07/15/13 (b)                                            160,000           142,400
Tabletop Holdings, Inc.
   (a) 05/15/14
   (12.250% 11/15/08) (b)                                         480,000           204,000
                                                                            ---------------
                                                                                    346,400
                                                                            ---------------

FOOD--MISCELLANEOUS/DIVERSIFIED--0.8%
Del Monte Corp.
   9.250% 05/15/11                                                420,000           458,850
Dole Food Co., Inc.
   8.625% 05/01/09                                                285,000           309,225
Pinnacle Foods Holding Corp.
   8.250% 12/01/13 (b)                                            365,000           346,750
Reddy Ice Holdings, Inc.
   (a) 11/01/12
   (10.500% 11/01/08) (b)                                         160,000           110,000
                                                                            ---------------
                                                                                  1,224,825
                                                                            ---------------

FOOD--RETAIL--0.2%
Stater Brothers Holdings
   8.125% 06/15/12                                                295,000           311,962
                                                                            ---------------
HEALTHCARE--SERVICES--1.4%
MEDICAL--HMO--0.1%
Coventry Health Care, Inc.
   8.125% 02/15/12                                                220,000           240,900
                                                                            ---------------

MEDICAL--HOSPITALS--0.5%
Tenet Healthcare Corp.
   9.875% 07/01/14 (b)                                            475,000           515,375
United Surgical Partners
   International, Inc.
   10.000% 12/15/11                                               250,000           285,000
                                                                            ---------------
                                                                                    800,375
                                                                            ---------------

MRI/MEDICAL DIAGNOSTIC IMAGING--0.6%
InSight Health Services Corp.
   9.875% 11/01/11                                                305,000           308,050
MedQuest, Inc.
   11.875% 08/15/12                                               280,000           329,000
MQ Associates, Inc.
   (a) 08/15/12
   (12.250% 08/15/08)                                             480,000           362,400
                                                                            ---------------
                                                                                    999,450
                                                                            ---------------

PHYSICIAN PRACTICE MANAGEMENT--0.2%
US Oncology, Inc.
   9.000% 08/15/12 (b)                                            235,000           262,613
                                                                            ---------------

HOUSEHOLD PRODUCTS/WARES--0.5%
CONSUMER PRODUCTS - MISCELLANEOUS--0.5%
AAC Group Holdings Corp.
   (a) 10/01/12
   (10.250% 10/01/08) (b)                                          60,000            40,200

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
Amscan Holdings, Inc.
   8.750% 05/01/14                                        $       270,000   $       270,675
Jostens IH Corp.
   7.625% 10/01/12 (b)                                            145,000           151,163
Playtex Products, Inc.
   9.375% 06/01/11                                                380,000           406,600
                                                                            ---------------
                                                                                    868,638
                                                                            ---------------

ENERGY--3.5%
OIL & GAS--1.9%
OIL COMPANIES--EXPLORATION & PRODUCTION--1.6%
Chesapeake Energy Corp.
   6.375% 06/15/15 (b)                                             55,000            56,787
   7.500% 06/15/14                                                110,000           120,175
Compton Petroleum Corp.
   9.900% 05/15/09                                                275,000           303,875
Encore Acquisition Co.
   8.375% 06/15/12                                                195,000           217,425
Energy Partners Ltd.
   8.750% 08/01/10                                                125,000           136,250
Gazprom
   9.625% 03/01/13                                                630,000           746,991
Magnum Hunter Resources, Inc.
   9.600% 03/15/12                                                101,000           114,635
Pemex Finance Ltd.
   9.150% 11/15/18                                                310,000           388,548
   10.610% 08/15/17                                               215,000           290,007
Whiting Petroleum Corp.
   7.250% 05/01/12                                                215,000           225,213
                                                                            ---------------
                                                                                  2,599,906
                                                                            ---------------

OIL & GAS DRILLING--0.2%
Ocean Rig Norway AS
   10.250% 06/01/08                                               195,000           200,850
Pride International, Inc.
   7.375% 07/15/14 (b)                                            130,000           142,025
                                                                            ---------------
                                                                                    342,875
                                                                            ---------------

OIL REFINING & MARKETING--0.1%
Premcor Refining Group, Inc.
   7.500% 06/15/15                                                165,000           178,612
                                                                            ---------------

OIL & GAS SERVICES--0.1%
OIL--FIELD SERVICES--0.1%
Newpark Resources, Inc.
   8.625% 12/15/07                                                185,000           186,850
                                                                            ---------------

PIPELINES--1.5%
PIPELINES--1.5%
Coastal Corp.
   7.750% 06/15/10                                                460,000           483,000
Dynegy Holdings, Inc.
   6.875% 04/01/11                                                300,000           288,375
   9.875% 07/15/10 (b)                                            110,000           122,925
Northwest Pipeline Corp.
   8.125% 03/01/10                                                 85,000            94,137
Sonat, Inc.
   6.875% 06/01/05                                                135,000           137,363
   7.625% 07/15/11                                                525,000           546,000
Southern Natural Gas Co.
   8.875% 03/15/10                                        $       130,000   $       146,413
Williams Companies, Inc.
   8.125% 03/15/12                                                430,000           497,725
                                                                            ---------------
                                                                                  2,315,938
                                                                            ---------------

FINANCIALS--2.0%
DIVERSIFIED FINANCIAL SERVICES--0.7%
FINANCE--COMMERCIAL--0.1%
FINOVA Group, Inc.
   7.500% 11/15/09 (j)                                            284,700           139,859
                                                                            ---------------

FINANCE INVESTMENT BANKER/BROKER--0.4%
E*Trade Financial Corp.
   8.000% 06/15/11 (b)                                            180,000           193,050
LaBranche & Co., Inc.
   11.000% 05/15/12                                               440,000           471,900
                                                                            ---------------
                                                                                    664,950
                                                                            ---------------

FINANCE--OTHER SERVICES--0.2%
Aries Vermogensverwaltng
   7.750% 10/25/09 (b)                                    EUR     250,000           386,354
                                                                            ---------------

REITs--0.2%
REITs--HOTELS--0.1%
La Quinta Properties, Inc.
   7.000% 08/15/12 (b)                                    USD      60,000            63,300
                                                                            ---------------

REITs--MORTGAGES--0.1%
Thornburg Mortgage, Inc.
   8.000% 05/15/13                                                160,000           169,200
                                                                            ---------------

SAVINGS & LOANS--1.1%
SAVINGS & LOANS/THRIFT--WESTERN US--0.1%
Western Financial Bank
   9.625% 05/15/12                                        USD      90,000           102,600
                                                                            ---------------

SUPRANATIONAL BANKS--1.0%
Corp. Andina de Fomento
   6.375% 06/18/09                                        USD     510,000           771,649
European Investment Bank
   7.625% 12/07/07                                        GBP     455,000           938,161
                                                                            ---------------
                                                                                  1,709,810
                                                                            ---------------

INDUSTRIAL--6.3%
AEROSPACE/DEFENSE--0.6%
AEROSPACE/DEFENSE--EQUIPMENT--0.6%
Argo-Tech Corp.
   9.250% 06/01/11                                        USD     140,000           154,000
BE Aerospace, Inc.
   8.875% 05/01/11                                                270,000           284,175
Sequa Corp.
   8.875% 04/01/08                                                145,000           158,775
Standard Aero Holdings, Inc.
   8.250% 09/01/14 (b)                                            175,000           189,000
TransDigm, Inc.
   8.375% 07/15/11                                                155,000           165,850
                                                                            ---------------
                                                                                    951,800
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
BUILDING MATERIALS--0.6%
BUILDING & CONSTRUCTION PRODUCTS--MISCELLANEOUS--0.2%
Associated Materials, Inc.
   (a) 03/01/14
   (11.250% 03/01/09)                                     $       130,000   $        93,600
Congoleum Corp.
   8.625% 08/01/08 (e)                                            140,000           140,700
Nortek Holdings, Inc.
   8.500% 09/01/14 (b)                                             85,000            88,825
                                                                            ---------------
                                                                                    323,125
                                                                            ---------------

BUILDING PRODUCTS--CEMENT/AGGREGATION--0.3%
RMCC Acquisition Co.
   9.500% 11/01/12 (b)                                            225,000           224,437
US Concrete, Inc.
   8.375% 04/01/14                                                195,000           210,113
                                                                            ---------------
                                                                                    434,550
                                                                            ---------------

BUILDING PRODUCTS--DOORS & WINDOWS--0.1%
ACIH, Inc.
   (a) 12/15/12
   (11.500% 12/15/07) (b)                                         260,000           188,500
                                                                            ---------------

ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
WIRE & CABLE PRODUCTS--0.2%
Coleman Cable, Inc.
   9.875% 10/01/12 (b)                                            260,000           275,600
                                                                            ---------------

ELECTRONICS--0.0%
ELECTRONIC COMPONENTS--MISCELLANEOUS--0.0
Flextronics International Ltd.
   6.250% 11/15/14 (b)                                             85,000            84,362
                                                                            ---------------

ENGINEERING & CONSTRUCTION--0.2%
BUILDING & CONSTRUCTION--MISCELLANEOUS--0.2%
J. Ray McDermott SA
   11.000% 12/15/13 (b)                                           260,000           287,300
                                                                            ---------------

ENVIRONMENTAL CONTROL--0.6%
NON--HAZARDOUS WASTE DISPOSAL--0.5%
Allied Waste North America, Inc.
   7.875% 04/15/13                                                390,000           400,238
   8.500% 12/01/08                                                150,000           159,375
Waste Services, Inc.
   9.500% 04/15/14 (b)                                            340,000           338,300
                                                                            ---------------
                                                                                    897,913
                                                                            ---------------

RECYCLING--0.1%
Aventine Renewable Energy
   Holdings, Inc.
   8.501% 12/15/11 (b)(d)                                          40,000            40,400
IMCO Recycling Escrow
   9.000% 11/15/14 (b)                                             70,000            72,975
                                                                            ---------------
                                                                                    113,375
                                                                            ---------------

MACHINERY--CONSTRUCTION & MINING--0.1%
MACHINERY--CONSTRUCTION & MINING--0.1%
Terex Corp.
   Series 2001 B
   10.375% 04/01/11                                               215,000           241,606
                                                                            ---------------

MACHINERY DIVERSIFIED--0.1%
MACHINERY - GENERAL INDUSTRIAL--0.1%
Douglas Dynamics LLC
   7.750% 01/15/12 (b)                                            110,000           111,925
                                                                            ---------------

METAL FABRICATE/HARDWARE--0.9%
METAL PROCESSORS & FABRICATION--0.6%
Altra Industrial Motion, Inc.
   9.000% 12/01/11 (b)                                    $       110,000   $       111,925
Hawk Corp.
   8.750% 11/01/14 (b)                                             45,000            46,350
Mueller Group, Inc.
   10.000% 05/01/12                                               200,000           212,000
Mueller Holdings, Inc.
   (a) 04/15/14
   (14.750% 04/15/09)                                             255,000           170,850
TriMas Corp.
   9.875% 06/15/12                                                455,000           482,300
                                                                            ---------------
                                                                                  1,023,425
                                                                            ---------------

METAL PRODUCTS--FASTENERS--0.3%
FastenTech, Inc.
   12.500% 05/01/11 (b)                                           340,000           391,850
                                                                            ---------------

MISCELLANEOUS MANUFACTURERS--0.5%
DIVERSIFIED MANUFACTURER OPERATIONS--0.3%
J.B. Poindexter & Co.
   8.750% 03/15/14 (b)                                            215,000           230,050
Koppers Industries, Inc.
   9.875% 10/15/13                                                210,000           239,400
Trinity Industries, Inc.
   6.500% 03/15/14                                                105,000           105,394
                                                                            ---------------
                                                                                    574,844
                                                                            ---------------

FILTERATION/SEPARATION PRODUCTS--0.1%
Polypore, Inc.
   (a) 10/01/12
   (10.500% 10/01/08) (b)                                         295,000           189,537
                                                                            ---------------

MISCELLANEOUS MANUFACTURERS--0.1%
MAAX Corp.
   9.750% 06/15/12 (b)                                            100,000           108,000
                                                                            ---------------

PACKAGING & CONTAINERS--1.2%
CONTAINERS--METAL/GLASS--0.6%
Crown European Holdings SA
   10.875% 03/01/13                                               190,000           224,675
Owens-Brockway Glass Container
   8.250% 05/15/13                                                370,000           406,075
Owens-Illinois, Inc.
   7.350% 05/15/08                                                240,000           252,000
   7.500% 05/15/10                                                 45,000            47,700
                                                                            ---------------
                                                                                    930,450
                                                                            ---------------

CONTAINERS--PAPER/PLASTIC--0.6%
Consolidated Container Co. LLC
   (a) 06/15/09
   (10.750% 06/15/07)                                             175,000           147,000
JSG Funding PLC
   9.625% 10/01/12                                                340,000           379,100
Portola Packaging, Inc.
   8.250% 02/01/12                                                190,000           146,775
Smurfit-Stone Container Corp.
   8.250% 10/01/12                                                165,000           180,262
Tekni-Plex, Inc.
   12.750% 06/15/10                                               205,000           194,238
                                                                            ---------------
                                                                                  1,047,375
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
TRANSPORTATION--1.3%
TRANSPORTATION--MARINE--0.6%
Ship Finance International Ltd.
   8.500% 12/15/13                                        $       445,000   $       460,575
Stena AB
   7.500% 11/01/13                                                260,000           272,350
   9.625% 12/01/12                                                170,000           192,100
Teekay Shipping Corp.
   8.875% 07/15/11                                                 60,000            69,450
                                                                            ---------------
                                                                                    994,475
                                                                            ---------------

TRANSPORTATION--RAIL--0.2%
TFM SA de CV
   12.500% 06/15/12                                               230,000           266,800
                                                                            ---------------

TRANSPORTATION--SERVICES -- 0.3%
CHC Helicopter Corp.
   7.375% 05/01/14                                                175,000           184,188
Petroleum Helicopters, Inc.
   9.375% 05/01/09                                                325,000           352,625
                                                                            ---------------
                                                                                    536,813
                                                                            ---------------

TRANSPORTATION--TRUCK -- 0.2%
Allied Holdings, Inc.
   8.625% 10/01/07                                                155,000           124,000
QDI Capital Corp.
   9.000% 11/15/10(b)                                             240,000           239,400
                                                                            ---------------
                                                                                    363,400
                                                                            ---------------

TECHNOLOGY--0.2%
SEMICONDUCTORS--0.2%
ELECTONIC COMPONENTS--SEMICONDUCTORS--0.2%
Amkor Technology, Inc.
   9.250% 02/15/08                                                310,000           316,975
                                                                            ---------------

UTILITIES--2.4%
ELECTRIC--2.4%
ELECTRIC--GENERATION--0.6%
AES Corp.
   9.000% 05/15/15 (b)                                             70,000            80,062
   9.500% 06/01/09                                                182,000           206,797
Edison Mission Energy
   9.875% 04/15/11                                                290,000           342,925
Mission Energy Holding
   13.500% 07/15/08                                                85,000           106,037
Texas Genco LLC
   6.875% 12/15/14 (b)                                            150,000           155,063
                                                                            ---------------
                                                                                    890,884
                                                                            ---------------

ELECTRIC--INTEGRATED--0.7%
CMS Energy Corp.
   8.900% 07/15/08                                                265,000           292,494
Nevada Power Co.
   9.000% 08/15/13                                                125,000           146,250
   10.875% 10/15/09                                               215,000           248,325
PSE&G Energy Holdings, Inc.
   8.625% 02/15/08                                                275,000           301,813
TNP Enterprises, Inc.
   10.250% 04/01/10                                               195,000           208,163
                                                                            ---------------
                                                                                  1,197,045
                                                                            ---------------

INDEPENDENT POWER PRODUCERS--1.1%
Caithness Coso Funding Corp.
   9.050% 12/15/09                                        $       256,758   $       282,434
Calpine Corp.
   8.500% 07/15/10 (b)                                            305,000           262,300
Calpine Generating Co. LLC
   11.169% 04/01/11 (b)(d)                                        360,000           351,900
   11.500% 04/01/11 (b)                                           205,000           195,775
MSW Energy Holdings LLC
   7.375% 09/01/10                                                 90,000            94,500
   8.500% 09/01/10                                                270,000           294,975
Orion Power Holdings, Inc.
   12.000% 05/01/10                                               250,000           317,500
                                                                            ---------------
                                                                                  1,799,384
                                                                            ---------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $61,628,689)                                                         66,782,861
                                                                            ---------------

MUNICIPAL BOND (TAXABLE)--0.2%
CONSUMER CYCLICAL--0.2%
LODGING--0.2%
CASINO HOTELS--0.2%
Cabazon Band Mission Indians
   13.000% 10/01/11 (g)                                           350,000           348,744
                                                                            ---------------
TOTAL MUNICIPAL BOND (TAXABLE)
   (cost of $350,000)                                                               348,744
                                                                            ---------------

FOREIGN GOVERNMENT OBLIGATIONS--33.8%
SOVEREIGN--33.8%
Commonwealth of Australia
   8.750% 08/15/08                                        AUD   1,425,000         1,243,482
Federal Republic of Brazil
   3.063% 04/15/24 (d)                                    USD     965,000           887,800
   8.250% 01/20/34                                                795,000           773,535
   11.500% 04/02/09                                       EUR     480,000           788,319
   14.500% 10/15/09                                       USD   1,200,000         1,597,500
Government of Canada
   5.250% 06/01/13                                        CAD     920,000           822,178
   10.000% 06/01/08                                             2,846,000         2,873,674
Government of New Zealand
   6.000% 11/15/11                                        NZD   3,470,000         2,492,813
   6.500% 04/15/13                                              2,545,000         1,888,546
Government of Norway
   5.500% 05/15/09                                        NOK   5,200,000           934,613
Government of Spain
   5.500% 07/30/17                                        EUR   1,580,000         2,486,424
Government of Sweden
   5.000% 01/28/09                                        SEK  18,785,000         3,018,655
   6.750% 05/05/14                                             11,070,000         2,026,918
Poland Government Bond
   8.500% 05/12/07                                        PLZ   3,357,000         1,167,276
Republic of Bulgaria
   2.750% 07/28/11 (d)                                    USD   1,028,300         1,027,683
   8.250% 01/15/15                                                460,000           578,404

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
Republic of Colombia
   9.750% 04/09/11                                        USD     225,432   $       258,120
   10.000% 01/23/12                                               782,000           901,255
   11.500% 05/31/11                                       EUR     335,000           572,869
   11.750% 02/25/20                                       USD     580,000           739,500
Republic of France
   4.000% 04/25/14                                        EUR     945,000         1,316,811
Republic of Germany
   4.250% 07/04/14                                              1,450,000         2,059,739
   6.000% 07/04/07                                              1,210,000         1,770,611
Republic of Greece
   5.350% 05/18/11                                                555,000           835,581
Republic of Italy
   5.000% 02/01/12                                              2,030,000         3,018,458
Republic of Panama
   8.875% 09/30/27                                        USD     795,000           874,500
Republic of Peru
   7.500% 10/14/14                                        EUR     315,000           471,468
   9.875% 02/06/15                                        USD     660,000           805,200
Republic of Philippines
   10.625% 03/16/25                                               375,000           400,313
Republic of South Africa
   5.250% 05/16/13                                        EUR   1,320,000         1,895,216
   13.000% 08/31/10                                       ZAR   2,895,000           632,233
Republic of Venezuela
   9.250% 09/15/27                                        USD     868,000           915,740
Russian Federation
   5.000% 03/31/30                                                865,000           894,756
   11.000% 07/24/18                                               655,000           915,821
   12.750% 06/24/28                                               955,000         1,566,487
United Kingdom Treasury
   5.000% 03/07/12                                        GBP     368,000           725,904
   7.500% 12/07/06                                              1,020,000         2,064,018
   9.000% 07/12/11                                                615,000         1,474,913
United Mexican States
   7.500% 03/08/10                                        EUR     605,000           954,415
   7.500% 04/08/33                                        USD   1,210,000         1,297,725
   11.375% 09/15/16                                               930,000         1,367,100
Western Australia Treasury
   7.500% 10/15/09                                        AUD   2,045,000         1,733,401
                                                                            ---------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
   (cost of $46,189,641)                                                         55,069,974
                                                                            ---------------

U.S. GOVERNMENT AGENCIES & OBLIGATIONS--21.4%
AGENCY--0.3%
Federal Farm Credit Bank
   5.000% 08/25/10                                        USD     500,000           505,678
                                                                            ---------------

MORTGAGE-BACKED SECURITIES--2.0%
Federal Home Loan Mortgage
   Corp.
   8.000% 10/01/26                                                231,828           252,396
Federal National Mortgage
   Association
   To Be Announced
   6.500% 12/13/34 (f)                                          2,795,000         2,930,384
                                                                            ---------------
                                                                                  3,182,780
                                                                            ---------------

U.S. TREASURY BONDS & NOTES--19.1%
U.S. Treasury Bonds
   7.500% 11/15/24                                        $     1,310,000   $     1,750,896
   8.750% 05/15/17                                              4,911,000         6,881,347
   10.375% 11/15/12                                             3,800,000         4,530,611
   12.500% 08/15/14                                             9,012,000        12,399,593
                                                                            ---------------
                                                                                 25,562,447
                                                                            ---------------

U.S. Treasury Notes
   5.625% 05/15/08                                              2,900,000         3,110,476
   6.500% 10/15/06                                              2,350,000         2,490,817
                                                                            ---------------
                                                                                  5,601,293
                                                                            ---------------

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $35,410,812)                                                         34,852,198
                                                                            ---------------

ASSET-BACKED SECURITIES--0.7%
Equity One ABS, Inc.
   4.205% 04/25/34                                                625,000           612,181
GMAC Mortgage Corp.
   4.865% 09/25/34 (d)                                            520,000           524,763
                                                                            ---------------
TOTAL ASSET-BACKED SECURITIES
   (cost of $1,140,508)                                                           1,136,944
                                                                            ---------------

CONVERTIBLE BONDS - 0.3%
COMMUNICATIONS--0.2%
TELECOMMUNICATIONS--0.2%
TELECOMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Corp.
   4.250% 09/01/08                                                385,000           371,336
                                                                            ---------------
UTILITIES--0.1%
ELECTRIC--0.1%
INDEPENDENT POWER PRODUCERS--0.1%
Mirant Corp.
   2.500% 06/15/21 (e)                                            185,000           131,350
                                                                            ---------------
TOTAL CONVERTIBLE BONDS
   (cost of $469,094)                                                               502,686
                                                                            ---------------

                                                              SHARES
                                                          ---------------
COMMON STOCKS (k)--0.2%
BASIC MATERIALS--0.1%
IRON/STEEL--0.1%
STEEL-PRODUCERS--0.1%
Bayou Steel Corp.                                                   2,871           100,485
                                                                            ---------------

COMMUNICATIONS--0.1%
TELECOMMUNICATIONS--0.1%
CELLULAR TELECOMMUNICATIONS--0.1%
Horizon PCS, Inc., Class A                                          6,357           157,336
                                                                            ---------------

INDUSTRIAL--0.0%
ENVIRONMENTAL CONTROL--0.0%
NON - HAZARDOUS WASTE DISPOSAL--0.0%
Fairlane Management
   Corp. (m)(l)                                                     2,000                --
                                                                            ---------------
TOTAL COMMON STOCKS
   (cost of $209,571)                                                               257,821
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                               UNITS             VALUE
                                                          ---------------   ---------------
WARRANTS (k)--0.0%
COMMUNICATIONS--0.0%
MEDIA--0.0%
CABLE TV--0.0%
Cable Satisfaction
   International, Inc.
   Expires 03/01/05 (b)(l)(m)                                         515   $            --
Ono Finance PLC
   Expires 03/16/11 (b)(l)(m)                                         150                --
   Expires 05/31/09 (b)(l)(m)                                         500                --
                                                                            ---------------
                                                                                         --
                                                                            ---------------

TELECOMMUNICATIONS--0.0%
CELLULAR TELECOMMUNICATIONS--0.0%
Horizon PCS, Inc.
   Expires 10/01/10 (b)(l)(m)                                         315                --
UbiquiTel, Inc.
   Expires 04/15/10 (b)(l)(m)                                         225                --
                                                                            ---------------
                                                                                         --
                                                                            ---------------

TELECOMMUNICATION SERVICES--0.0%
Carrier1 International SA
   Expires 02/19/09 (b)(l)(m)                                         235                --
Jazztel PLC
   Expires 07/15/10 (b)(l)(m)                                          95                --
                                                                            ---------------
                                                                                         --
                                                                            ---------------

INDUSTRIAL--0.0%
TRANSPORTATION--0.0%
TRANSPORTATION--TRUCKS--0.0%
QDI LLC
   Expires 01/15/07 (b)(l)                                          1,020             3,519
                                                                            ---------------
TOTAL WARRANTS
   (cost of $63,205)                                                                  3,519
                                                                            ---------------

                                                                PAR
                                                          ---------------
SHORT-TERM OBLIGATION--2.4%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/04, due 01/03/05
   at 1.500%, collateralized by a
   U.S. Treasury Bond maturing
   08/15/25, market value of
   $4,048,750 (repurchase
   proceeds $3,968,496)                                   $     3,968,000         3,968,000
                                                                            ---------------

TOTAL SHORT-TERM OBLIGATION
   (cost of $3,968,000)                                                           3,968,000
                                                                            ---------------
TOTAL INVESTMENTS--100.0%
   (cost of $149,429,520) (n)                                                   162,922,747
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--(0.0)%                                            (100,388)
                                                                            ---------------
NET ASSETS--100.0%                                                          $   162,822,359
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:

(a) Step bond. These securities are currently not paying coupons. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $16,437,821, which represents 10.1% of net assets.
(c)  Zero coupon bond.
(d) Floating rate note. The interest rate shown reflects the rate as of December 31, 2004.
(e) The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. As of December 31, 2004, the value of these securities amounted to $703,600, which represents 0.4% of net assets.
(f)  Security purchased on a delayed delivery basis.
(g)  Illiquid security.
(h) The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is being accrued. As of December 31, 2004, the value of this security represents 0.1% of net assets.
(i) The issuer is in default of certain debt covenants. Income is not being accrued. As of December 31, 2004, the value of this security represents 0.3% of net assets.
(j)  Issued as part of bankruptcy reorganization.
(k)  Non-income producing security.
(l) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(m)  Security has no value.
(n)  Cost for federal income tax purposes is $151,079,459.

As of December 31, 2004, the Fund had entered into the following forward currency exchange contracts:

FORWARD                                                                       UNREALIZED
CURRENCY                                   AGGREGATE         SETTLEMENT      APPRECIATION
CONTRACTS TO SELL             VALUE        FACE VALUE           DATE        (DEPRECIATION)
-----------------         ------------    ------------       ----------     --------------
EUR     1,585,000         $  2,122,680    $  2,145,961        01/24/05       $  (23,281)
EUR       119,000              155,619         161,119        01/26/05           (5,500)
EUR       468,250              612,537         633,981        01/26/05          (21,444)
EUR       880,000            1,151,726       1,191,504        01/31/05          (39,778)
EUR     1,050,000            1,390,609       1,421,681        01/31/05          (31,072)
GBP       892,000            1,710,856       1,707,380        01/13/05            3,476
GBP       410,000              763,420         784,068        01/26/05          (20,648)
                                                                             ----------
                                                                             $ (138,247)
                                                                             ==========

At December 31, 2004, the Fund held investments in the following sectors:

HOLDINGS BY REVENUE SOURCE (UNAUDITED)       % OF NET ASSETS
--------------------------------------       ---------------
Corporate Fixed-Income Bonds & Notes                41.0
Foreign Government Obligations                      33.8
U.S. Government Agencies & Obligations              21.4
Asset-Backed Securities                              0.7
Convertible Bonds                                    0.3
Municipal Bond                                       0.2
Common Stocks                                        0.2
Short-Term Obligation                                2.4
Other Assets & Liabilities, Net                     (0.0)
                                                   -----
                                                   100.0%
                                                   =====

            ACRONYM              NAME
            -------              ----
             AUD       Australian Dollar
             CAD       Canadian Dollar
             EUR       Euro
             GBP       British Pound
             NOK       Norwegian Krone
             NZD       New Zealand Dollar
             PLZ       Polish Zloty
             REIT      Real Estate Investment Trust
             SEK       Swedish Krona
             USD       United States Dollar
             ZAR       South African Rand

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Colonial Strategic Income Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                $   149,429,520
                                                                    ---------------
Investments, at value                                               $   162,922,747
Cash                                                                         11,161
Net unrealized appreciation on foreign forward currency contracts             3,476
Receivable for:
   Investments sold                                                          46,950
   Fund shares sold                                                         229,062
   Interest                                                               3,134,865
   Dollar roll fee income                                                     2,833
Expense reimbursement due from Distributor                                    1,226
Deferred Trustees' compensation plan                                          8,988
                                                                    ---------------
     TOTAL ASSETS                                                       166,361,308
                                                                    ---------------

LIABILITIES:
Net unrealized depreciation on foreign forward currency contracts           141,723
Payable for:
   Investments purchased                                                     56,732
   Investments purchased on a delayed delivery basis                      2,937,370
   Fund shares repurchased                                                  230,641
   Investment advisory fee                                                   86,055
   Transfer agent fee                                                           625
   Pricing and bookkeeping fees                                              13,082
   Trustees' fees                                                             1,277
   Audit fee                                                                 28,380
   Custody fee                                                                5,669
   Distribution fee--Class B                                                 13,521
Deferred Trustees' fees                                                       8,988
Other liabilities                                                            14,886
                                                                    ---------------
     TOTAL LIABILITIES                                                    3,538,949
                                                                    ---------------
NET ASSETS                                                          $   162,822,359
                                                                    ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $   176,549,177
Overdistributed net investment income                                    (1,431,078)
Accumulated net realized loss                                           (25,722,731)
Net unrealized appreciation (depreciation) on:
   Investments                                                           13,493,227
   Foreign currency translations                                            (66,236)
                                                                    ---------------
NET ASSETS                                                          $   162,822,359
                                                                    ===============

CLASS A:
Net assets                                                          $   102,612,303
Shares outstanding                                                       10,306,913
                                                                    ===============
Net asset value per share                                           $          9.96
                                                                    ===============

CLASS B:
Net assets                                                          $    60,210,056
Shares outstanding                                                        6,053,597
                                                                    ===============
Net asset value per share                                           $          9.95
                                                                    ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Colonial Strategic Income Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest                                                                           $    10,958,522
Dollar roll fee income                                                                      76,261
                                                                                   ---------------
     Total Investment Income (net of foreign taxes withheld of $16,877)                 11,034,783
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                  1,042,328
Distribution fee--Class B                                                                  141,240
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                               106,577
Trustees' fees                                                                              10,460
Custody fee                                                                                 48,375
Non-recurring costs (See Note 6)                                                             7,929
Other expenses                                                                              64,204
                                                                                   ---------------
     Total Expenses                                                                      1,428,613
Fees reimbursed by Distributor--Class B                                                    (26,709)
Non-recurring costs assumed by Investment Advisor (See Note 6)                              (7,929)
Custody earnings credit                                                                     (1,203)
                                                                                   ---------------
     Net Expenses                                                                        1,392,772
                                                                                   ---------------
Net Investment Income                                                                    9,642,011
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                                           6,795,889
   Foreign currency transactions                                                          (548,457)
                                                                                   ---------------
     Net realized gain                                                                   6,247,432
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                            (751,416)
   Foreign currency translations                                                            17,982
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                   (733,434)
                                                                                   ---------------
Net Gain                                                                                 5,513,998
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $    15,156,009
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Colonial Strategic Income Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $     9,642,011   $     9,799,409
Net realized gain on investments and foreign currency transactions                       6,247,432         1,918,158
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                                  (733,434)       14,289,472
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                    15,156,009        26,007,039
                                                                                   ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                              (7,965,743)       (7,812,669)
   Class B                                                                              (4,548,504)       (3,845,123)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                   (12,514,247)      (11,657,792)
                                                                                   ---------------   ---------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         4,779,974         5,759,085
   Distributions reinvested                                                              7,965,743         7,812,669
   Redemptions                                                                         (21,801,483)      (20,673,030)
                                                                                   ---------------   ---------------
        Net Decrease                                                                    (9,055,766)       (7,101,276)
                                                                                   ---------------   ---------------

Class B:
   Subscriptions                                                                         8,617,658        23,225,342
   Distributions reinvested                                                              4,548,504         3,845,123
   Redemptions                                                                          (9,649,517)       (7,420,489)
                                                                                   ---------------   ---------------
        Net Increase                                                                     3,516,645        19,649,976
                                                                                   ---------------   ---------------
Net Increase (Decrease) from Share Transactions                                         (5,539,121)       12,548,700
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                 (2,897,359)       26,897,947

NET ASSETS:
Beginning of period                                                                    165,719,718       138,821,771
                                                                                   ---------------   ---------------
End of period (including overdistributed net investment income of
   $(1,431,078) and $(2,487,200), respectively)                                    $   162,822,359   $   165,719,718
                                                                                   ===============   ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           471,285           594,081
   Issued for distributions reinvested                                                     799,774           798,025
   Redemptions                                                                          (2,175,844)       (2,137,164)
                                                                                   ---------------   ---------------
        Net Decrease                                                                      (904,785)         (745,058)
                                                                                   ---------------   ---------------

Class B:
   Subscriptions                                                                           862,989         2,427,732
   Issued for distributions reinvested                                                     457,136           393,162
   Redemptions                                                                            (965,905)         (766,395)
                                                                                   ---------------   ---------------
        Net Increase                                                                       354,220         2,054,499
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Colonial Strategic Income Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks current income consistent with prudent risk and maximum total return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, distributions in excess, market discount reclassifications and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

        OVERDISTRIBUTED         ACCUMULATED      PAID-IN
     NET INVESTMENT INCOME   NET REALIZED LOSS   CAPITAL
     ---------------------   -----------------   -------
         $ 3,928,358           $ (3,927,527)     $ (831)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                     DECEMBER 31,   DECEMBER 31,
                                         2004           2003
                                     ------------   ------------
Distributions paid from:
     Ordinary income                 $ 12,514,247   $ 11,657,792
     Long-term capital gains                   --             --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED
        ORDINARY         LONG-TERM      NET UNREALIZED
         INCOME        CAPITAL GAINS     APPRECIATION*
      -------------    -------------    --------------
          $ --             $ --         $ 11,915,299

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $ 14,658,756
     Unrealized depreciation                 (2,815,468)
                                           ------------
       Net unrealized appreciation         $ 11,843,288
                                           ============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                          -------------
       2008                             $   3,347,414
       2009                                11,079,118
       2010                                11,028,566
                                        -------------
                                        $  25,455,098
                                        =============

Capital loss carryforwards of $2,322,600 were utilized during the year ended December 31, 2004 for the Fund.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2004, post-October currency losses of $141,868 and capital losses of $10,470 attributed to security transactions were deferred to January 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.60%
Next $500 million                              0.55%
Next $500 million                              0.52%
Over $1.5 billion                              0.49%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.65%
Next $1 billion                                0.60%
Over $2 billion                                0.55%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.066%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 1.00% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,535 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $156,807,902 and $163,063,648 respectively of which $19,647,248 and $19,415,928 respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities. Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $7,929 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

Colonial Strategic Income Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                   PERIOD
                                                                      YEAR ENDED DECEMBER 31,                       ENDED
                                                          ------------------------------------------------       DECEMBER 31,
                                                            2004         2003         2002         2001            2000 (a)
                                                          ---------    ---------    ---------    ---------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    9.80    $    8.89    $    8.91    $    9.41       $      10.24
                                                          ---------    ---------    ---------    ---------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                      0.59         0.60         0.63         0.79(c)            0.56
Net realized and unrealized gain (loss) on investments
   and foreign currency                                        0.38         1.04         0.09        (0.46)(c)          (0.37)
                                                          ---------    ---------    ---------    ---------       ------------
     Total from Investment Operations                          0.97         1.64         0.72         0.33               0.19
                                                          ---------    ---------    ---------    ---------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.82)       (0.73)       (0.72)       (0.81)             (0.99)
Return of capital                                                --           --        (0.02)       (0.02)             (0.03)
                                                          ---------    ---------    ---------    ---------       ------------
     Total Distributions Declared to Shareholders             (0.82)       (0.73)       (0.74)       (0.83)             (1.02)
                                                          ---------    ---------    ---------    ---------       ------------
NET ASSET VALUE, END OF PERIOD                            $    9.95    $    9.80    $    8.89    $    8.91       $       9.41
                                                          =========    =========    =========    =========       ============
Total return (d)(e)(f)                                         9.85%       18.43%        8.08%        3.54%              1.92%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                   1.00%        1.00%        1.00%        1.00%              1.00%(i)
Net investment income (h)                                      5.88%        6.17%        6.92%        8.27%(c)           9.39%(i)
Waiver/reimbursement                                           0.05%        0.05%        0.01%        0.10%              0.03%(i)
Portfolio turnover rate                                         103%          61%          62%          62%                31%
Net assets, end of period (000's)                         $  60,210    $  55,825    $  32,407    $  19,481       $      3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Colonial Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

PORTFOLIO MANAGERS' DISCUSSION

Columbia High Yield Fund, Variable Series / December 31, 2004

Columbia High Yield Fund, Variable Series seeks a high level of current income, with capital appreciation as a secondary goal, by investing primarily in non-investment grade corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Jeffrey L. Rippey and Kurt M. Havnaer are portfolio managers for the fund.
Mr. Rippey has managed or co-managed the fund and its predecessors since 1998. Mr. Havnaer has co-managed the fund and its predecessor since 2000. Mr. Havnaer was on a leave of absence for the period of March 2004 to April 2004.

The high-yield market had another good year in 2004, buoyed by a surprisingly strong fourth-quarter rally. As a result, the fund delivered a solid return. However, it underperformed both its benchmark and peer group, Lipper Variable Series High Current Yield Category(1), because it was under represented in lower quality credits, which led the rally.

A FAVORABLE ENVIRONMENT FOR HIGH-YIELD

A strengthening economy enabled companies in the high-yield universe to improve their cash flows and to pay down debt. As balance sheets improved, corporate default rates continued to decline. The Moody's trailing 12-month issuer-based default rate--a widely monitored indicator of corporate credit quality--finished 2004 at just 2.1%, down from 5% at the beginning of the year and nearly 11% two years ago. The health of the high-yield sector was confirmed by a record level of new issue activity, which totaled $158.2 billion for the year.

   Although the Federal Reserve Board pushed short-term rates higher, long-term interest rates ended the year very near where they began. This favorable development surprised many market observers, which helped explain the strength of the late-year rally. The fund participated in this rally, but the fund's relatively high average credit quality placed it at a competitive disadvantage during this reporting period. The fund holds almost no securities with credit ratings as low as CCC, and the CCC index was up 9.5% for the fourth quarter, far above the 3% gain posted by the higher-quality BB index. Our high-quality focus is an essential part of the fund's strategy, and it has helped the fund to solid long-term performance.

PORTFOLIO ACTIVITY DURING 2004
The energy and utility industries were strong performers over the past 12 months, and the fund added to its holdings in each category. We purchased bonds issued by the Williams Companies (1.6% of net assets), a well-known high-yield issuer. Williams is traditionally a natural gas and pipeline company, but suffered a severe setback beginning three years ago because of its involvement in the ill-fated power trading business. We are optimistic that these bonds will someday return to investment-grade quality. We also purchased AES Corp. (1.1% of net assets), an independent power producer that has improved its financial position by selling off non-performing assets.

   Chemical companies rebounded with the economy in 2004, benefiting fund holdings such as Ethyl Corp. and Equistar Chemical (0.3% and 0.5% of net assets, respectively). The fund also owned several companies that were acquisition candidates during the year, including health care companies Apogent and Province Healthcare (0.8% of net assets), and wireless communications company Nextel Communications (2.2% of net assets), which was targeted by Sprint. While the acquisition of Apogent has been completed, the acquisitions of Province and Nextel have been announced but not completed.

   One specific disappointment during the past year was Allied Waste North America (1.6% of net assets), a non-hazardous solid waste management company. Allied had difficulty controlling its expenses and produced several quarters of substandard earnings. It was downgraded during the year. We sold a portion of the fund's holding, but the company remains in the portfolio because of our expectation that it can generate the free cash flow necessary to reduce its debt burden.

POSITIONING FOR THE YEAR AHEAD
As we look ahead to 2005, we believe that the fund is well-positioned with its emphasis on higher quality high-yield bonds. We continue to seek companies that are experiencing improving credit fundamentals. As the yield spread between lower quality and higher quality bonds has narrowed, we believe these types of companies have the potential to do well for the fund.

Economic and market conditions change frequently. There is no assurance that the trends described here will continue or commence.

An investment in the Columbia High Yield Fund, Variable Series offers the potential for high income and attractive total returns, but also involves certain risks, including credit risks associated with lower-rated bonds, and interest rate risks. The value of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa.

Holdings are disclosed as of December 31, 2004, and are subject to change.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION

Columbia High Yield Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR     5-YEAR       LIFE
------------------------------------------------------------------
Class B (4/14/03)                      7.11       6.35       6.11
Merrill Lynch US High Yield,
  Cash Pay Index(1)                   10.76       7.32       5.85

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 3/3/98(2) - 12/31/04

Class B: $14,996

                               MERRILL LYNCH US HIGH YIELD,
             CLASS B SHARES                 CASH PAY INDEX
  3/3/1998         $ 10,000                       $ 10,000
 3/31/1998         $ 10,146                       $ 10,115
 4/30/1998         $ 10,173                       $ 10,163
 5/31/1998         $ 10,223                       $ 10,234
 6/30/1998         $ 10,307                       $ 10,285
 7/31/1998         $ 10,442                       $ 10,343
 8/31/1998         $ 10,319                       $  9,897
 9/30/1998         $ 10,586                       $  9,916
10/31/1998         $ 10,543                       $  9,754
11/30/1998         $ 10,901                       $ 10,198
12/31/1998         $ 10,959                       $ 10,201
 1/31/1999         $ 11,063                       $ 10,302
 2/28/1999         $ 11,011                       $ 10,223
 3/31/1999         $ 11,030                       $ 10,311
 4/30/1999         $ 11,152                       $ 10,472
 5/31/1999         $ 11,007                       $ 10,400
 6/30/1999         $ 10,974                       $ 10,380
 7/31/1999         $ 10,961                       $ 10,396
 8/31/1999         $ 10,845                       $ 10,290
 9/30/1999         $ 10,785                       $ 10,251
10/31/1999         $ 10,806                       $ 10,190
11/30/1999         $ 10,947                       $ 10,306
12/31/1999         $ 11,022                       $ 10,360
 1/31/2000         $ 10,938                       $ 10,308
 2/29/2000         $ 10,930                       $ 10,317
 3/31/2000         $ 10,871                       $ 10,173
 4/30/2000         $ 10,891                       $ 10,176
 5/31/2000         $ 10,866                       $ 10,064
 6/30/2000         $ 11,119                       $ 10,236
 7/31/2000         $ 11,211                       $ 10,310
 8/31/2000         $ 11,386                       $ 10,436
 9/30/2000         $ 11,394                       $ 10,375
10/31/2000         $ 11,223                       $ 10,071
11/30/2000         $ 11,062                       $  9,756
12/31/2000         $ 11,426                       $  9,968
 1/31/2001         $ 11,912                       $ 10,562
 2/28/2001         $ 12,027                       $ 10,728
 3/31/2001         $ 11,951                       $ 10,587
 4/30/2001         $ 11,942                       $ 10,471
 5/31/2001         $ 12,036                       $ 10,672
 6/30/2001         $ 11,838                       $ 10,453
 7/31/2001         $ 11,907                       $ 10,615
 8/31/2001         $ 12,049                       $ 10,718
 9/30/2001         $ 11,647                       $ 10,031
10/31/2001         $ 11,992                       $ 10,326
11/30/2001         $ 12,234                       $ 10,661
12/31/2001         $ 12,132                       $ 10,585
 1/31/2002         $ 12,181                       $ 10,645
 2/28/2002         $ 12,122                       $ 10,542
 3/31/2002         $ 12,225                       $ 10,793
 4/30/2002         $ 12,354                       $ 10,965
 5/31/2002         $ 12,314                       $ 10,906
 6/30/2002         $ 12,067                       $ 10,130
 7/31/2002         $ 11,906                       $  9,727
 8/31/2002         $ 12,078                       $  9,970
 9/30/2002         $ 12,006                       $  9,811
10/31/2002         $ 12,031                       $  9,728
11/30/2002         $ 12,397                       $ 10,308
12/31/2002         $ 12,464                       $ 10,465
 1/31/2003         $ 12,587                       $ 10,766
 2/28/2003         $ 12,704                       $ 10,905
 3/31/2003         $ 12,897                       $ 11,188
 4/30/2003         $ 13,234                       $ 11,816
 5/31/2003         $ 13,251                       $ 11,944
 6/30/2003         $ 13,442                       $ 12,270
 7/31/2003         $ 13,212                       $ 12,095
 8/31/2003         $ 13,240                       $ 12,253
 9/30/2003         $ 13,540                       $ 12,580
10/31/2003         $ 13,704                       $ 12,837
11/30/2003         $ 13,831                       $ 13,014
12/31/2003         $ 14,000                       $ 13,316
 1/31/2004         $ 14,133                       $ 13,524
 2/29/2004         $ 14,195                       $ 13,518
 3/31/2004         $ 14,335                       $ 13,613
 4/30/2004         $ 14,193                       $ 13,515
 5/31/2004         $ 13,919                       $ 13,299
 6/30/2004         $ 14,040                       $ 13,493
 7/31/2004         $ 14,238                       $ 13,678
 8/31/2004         $ 14,495                       $ 13,925
 9/30/2004         $ 14,710                       $ 14,119
10/31/2004         $ 14,938                       $ 14,387
11/30/2004         $ 14,953                       $ 14,532
12/31/2004         $ 14,996                       $ 14,750

NET ASSET VALUE PER SHARE ($)       12/31/03    12/31/04
--------------------------------------------------------
Class B                               9.42        9.56

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from March 3, 1998.
(2) Inception date of class A shares (oldest existing share class) is March 3, 1998.

UNDERSTANDING YOUR EXPENSES

Columbia High Yield Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
07/01/04 - 12/31/04        BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)   EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------------
                             ACTUAL    HYPOTHETICAL       ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------------
Class B                     1,000.00     1,000.00        1,068.02    1,021.62        3.64       3.56              0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Columbia High Yield Fund, Variable Series / December 31, 2004 PAR VALUE

                                                                PAR              VALUE
                                                          ---------------   ---------------
CORPORATE FIXED-INCOME
   BONDS & NOTES--91.9%
BASIC MATERIALS--4.2%
CHEMICALS--2.6%
CHEMICALS--DIVERSIFIED--0.5%
Equistar Chemical LP
   10.125% 09/01/08                                       $       155,000   $       178,638
   10.625% 05/01/11                                               180,000           208,575
                                                                            ---------------
                                                                                    387,213
                                                                            ---------------

CHEMICALS -- SPECIALTY--1.1%
Ethyl Corp.
   8.875% 05/01/10                                                255,000           281,775
MacDermid, Inc.
   9.125% 07/15/11                                                300,000           333,000
Nalco Co.
   7.750% 11/15/11                                                225,000           242,156
                                                                            ---------------
                                                                                    856,931
                                                                            ---------------

INDUSTRIAL GASES--1.0%
Airgas, Inc.
   6.250% 07/15/14                                                440,000           449,350
   9.125% 10/01/11                                                350,000           392,437
                                                                            ---------------
                                                                                    841,787
                                                                            ---------------

FOREST PRODUCTS & PAPER--1.0%
PAPER & RELATED PRODUCTS--1.0%
Boise Cascade LLC
   7.125% 10/15/14 (a)                                            785,000           830,138
                                                                            ---------------

IRON/STEEL--0.6%
STEEL--PRODUCERS--0.6%
Russel Metals, Inc.
   6.375% 03/01/14                                                500,000           507,500
                                                                            ---------------

COMMUNICATIONS--14.9%
ADVERTISING--1.7%
ADVERTISING SALES--1.7%
Lamar Media Corp.
   7.250% 01/01/13                                              1,300,000         1,405,625
                                                                            ---------------

MEDIA--9.6%
CABLE TV--4.8%
DirecTV Holdings LLC
   8.375% 03/15/13                                              1,390,000         1,558,538
EchoStar DBS Corp.
   5.750% 10/01/08                                                780,000           791,700
   6.625% 10/01/14 (a)                                            700,000           710,500
Rogers Cable, Inc.
   6.250% 06/15/13                                                625,000           628,125
   7.875% 05/01/12                                                160,000           175,200
                                                                            ---------------
                                                                                  3,864,063
                                                                            ---------------

MULTIMEDIA--0.5%
Emmis Operating Co.
   6.875% 05/15/12                                                410,000           427,425
                                                                            ---------------

PUBLISHING--PERIODICALS--2.8%
Dex Media West LLC
   5.875% 11/15/11 (a)                                    $     1,270,000   $     1,263,650
R.H. Donnelley Finance Corp.
   10.875% 12/15/12 (a)                                           510,000           605,625
   10.875% 12/15/12                                               350,000           415,625
                                                                            ---------------
                                                                                  2,284,900
                                                                            ---------------

TELEVISION--1.5%
LIN Television Corp.
   6.500% 05/15/13                                                700,000           720,125
Sinclair Broadcast Group, Inc.
   8.750% 12/15/11                                                450,000           490,500
                                                                            ---------------
                                                                                  1,210,625
                                                                            ---------------

TELECOMMUNICATIONS--3.6%
CELLULAR TELECOMMUNICATIONS--3.6%
Nextel Communications, Inc.
   5.950% 03/15/14                                                960,000           996,000
   6.875% 10/31/13                                                 60,000            65,550
   7.375% 08/01/15                                                625,000           691,406
Rogers Wireless, Inc.
   7.500% 03/15/15 (a)                                            210,000           222,075
   8.000% 12/15/12 (a)                                            940,000           994,050
                                                                            ---------------
                                                                                  2,969,081
                                                                            ---------------

CONSUMER CYCLICAL--21.3%
ENTERTAINMENT--2.1%
MUSIC--0.4%
Warner Music Group
   7.375% 04/15/14 (a)                                            340,000           348,500
                                                                            ---------------

RACETRACKS--1.0%
Speedway Motorsports, Inc.
   6.750% 06/01/13                                                740,000           780,700
                                                                            ---------------

THEATERS--0.7%
Cinemark USA, Inc.
   9.000% 02/01/13                                                485,000           554,113
                                                                            ---------------

HOME BUILDERS--2.7%
BUILDING--RESIDENTIAL/COMMERCIAL--2.7%
KB Home
   5.875% 01/15/15                                                400,000           397,000
   7.750% 02/01/10                                                250,000           270,625
   8.625% 12/15/08                                                400,000           452,000
Toll Corp.
   8.000% 05/01/09                                                 50,000            51,937
   8.250% 02/01/11                                                325,000           351,813
   8.250% 12/01/11                                                600,000           663,000
                                                                            ---------------
                                                                                  2,186,375
                                                                            ---------------

LEISURE TIME--2.7%
CRUISE LINES--2.2%
Royal Caribbean Cruises
   6.750% 03/15/08                                                145,000           155,150
   6.875% 12/01/13                                                550,000           595,375
   8.750% 02/02/11                                                890,000         1,052,425
                                                                            ---------------
                                                                                  1,802,950
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
LEISURE & RECREATIONAL PRODUCTS--0.5%
K2, Inc.
   7.375% 07/01/14 (a)                                    $       410,000   $       449,975
                                                                            ---------------

LODGING--8.8%
CASINO HOTELS--8.1%
Harrah's Operating Co., Inc.
   7.875% 12/15/05                                                550,000           572,687
Kerzner International
   8.875% 08/15/11                                                820,000           897,900
MGM Mirage
   6.000% 10/01/09                                                440,000           453,200
   9.750% 06/01/07                                                800,000           890,000
Park Place Entertainment Corp.
   7.875% 03/15/10                                                600,000           677,280
   8.875% 09/15/08                                                300,000           340,515
   9.375% 02/15/07                                                635,000           698,532
Station Casinos, Inc.
   6.500% 02/01/14                                                870,000           893,925
   6.875% 03/01/16                                                570,000           595,650
Wynn Las Vegas LLC
   6.625% 12/01/14 (a)                                            565,000           559,350
                                                                            ---------------
                                                                                  6,579,039
                                                                            ---------------

HOTELS & MOTELS--0.7%
Starwood Hotels & Resorts Worldwide, Inc.
   7.375% 05/01/07                                                200,000           213,500
   7.875% 05/01/12                                                325,000           370,500
                                                                            ---------------
                                                                                    584,000
                                                                            ---------------

RETAIL--3.9%
RETAIL--AUTOMOBILE--1.5%
AutoNation, Inc.
   9.000% 08/01/08                                                630,000           718,200
Group 1 Automotive, Inc.
   8.250% 08/15/13                                                450,000           479,812
                                                                            ---------------
                                                                                  1,198,012
                                                                            ---------------

RETAIL--CONVENIENCE STORES--1.0%
Couche-Tard
   7.500% 12/15/13                                                745,000           800,875
                                                                            ---------------

RETAIL--JEWELRY--0.5%
Finlay Fine Jewelry Corp.
   8.375% 06/01/12                                                405,000           437,400
                                                                            ---------------

RETAIL--PROPANE DISTRIBUTOR--0.5%
Suburban Propane Partners
   6.875% 12/15/13                                                415,000           423,300
                                                                            ---------------

RETAIL--RESTAURANTS--0.4%
Domino's, Inc.
   8.250% 07/01/11                                                325,000           355,469
                                                                            ---------------

TOYS--1.1%
TOYS/GAMES/HOBBIES--1.1%
Hasbro, Inc.
   6.150% 07/15/08                                                825,000           875,531
                                                                            ---------------

CONSUMER NON-CYCLICAL--17.7%
BEVERAGES--3.5%
BEVERAGES--NON-ALCOHOLIC--1.6%
Cott Beverages, Inc.
   8.000% 12/15/11                                              1,225,000         1,330,656
                                                                            ---------------

BEVERAGES--WINE/SPIRITS--1.9%
Constellation Brands, Inc.
   8.000% 02/15/08                                        $       575,000   $       629,625
   8.125% 01/15/12                                                825,000           901,313
   8.625% 08/01/06                                                 25,000            26,750
                                                                            ---------------
                                                                                  1,557,688
                                                                            ---------------

COMMERCIAL SERVICES--3.7%
COMMERCIAL SERVICES--1.4%
Iron Mountain, Inc.
   7.750% 01/15/15                                                530,000           535,300
   8.625% 04/01/13                                                605,000           642,812
                                                                            ---------------
                                                                                  1,178,112
                                                                            ---------------

PRIVATE CORRECTIONS--1.5%
Corrections Corp. of America
   7.500% 05/01/11                                                850,000           909,500
   9.875% 05/01/09                                                275,000           305,594
                                                                            ---------------
                                                                                  1,215,094
                                                                            ---------------

RENTAL AUTO/EQUIPMENT--0.8%
United Rentals, Inc.
   7.000% 02/15/14                                                125,000           117,500
   7.750% 11/15/13                                                535,000           526,975
                                                                            ---------------
                                                                                    644,475
                                                                            ---------------

HEALTHCARE SERVICES--7.2%
MEDICAL--NURSING HOMES--0.7%
Extendicare Health Services, Inc.
   6.875% 05/01/14                                                455,000           464,100
   9.500% 07/01/10                                                 45,000            50,400
                                                                            ---------------
                                                                                    514,500
                                                                            ---------------

MEDICAL--HOSPITALS--3.3%
HCA, Inc.
   6.950% 05/01/12                                                850,000           893,384
Province Healthcare Co.
   7.500% 06/01/13                                                550,000           616,687
Triad Hospitals, Inc.
   7.000% 05/15/12                                                525,000           552,563
   7.000% 11/15/13                                                600,000           612,000
                                                                            ---------------
                                                                                  2,674,634
                                                                            ---------------

MEDICAL--OUTPATIENT/HOME MEDICAL--1.5%
Select Medical Corp.
   7.500% 08/01/13                                                700,000           791,000
   9.500% 06/15/09                                                425,000           455,281
                                                                            ---------------
                                                                                  1,246,281
                                                                            ---------------

MEDICAL--PRODUCTS--1.7%
Fisher Scientific International, Inc.
   6.750% 08/15/14 (a)                                          1,310,000         1,404,975
                                                                            ---------------

HOUSEHOLD PRODUCTS/WARES--0.9%
CONSUMER PRODUCTS--MISCELLANEOUS--0.8%
Scotts Co.
   6.625% 11/15/13                                                625,000           659,375
                                                                            ---------------

SOAP & CLEANING PRODUCTS--0.1%
Church & Dwight Co., Inc.
   6.000% 12/15/12 (a)                                             35,000            35,700
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
PHARMACEUTICALS--2.4%
MEDICAL--WHOLESALE DRUG DISTRIBUTOR--1.4%
AmerisourceBergen Corp.
   7.250% 11/15/12                                        $       330,000   $       370,012
   8.125% 09/01/08                                                675,000           750,938
                                                                            ---------------
                                                                                  1,120,950
                                                                            ---------------

PHARMACY SERVICES--1.0%
Omnicare, Inc.
   6.125% 06/01/13                                                400,000           402,000
   8.125% 03/15/11                                                420,000           450,450
                                                                            ---------------
                                                                                    852,450
                                                                            ---------------

ENERGY--15.2%
COAL--3.2%
COAL--3.2%
Arch Western Finance LLC
   7.500% 07/01/13                                              1,075,000         1,109,937
Peabody Energy Corp.
   5.875% 04/15/16                                                375,000           374,062
   6.875% 03/15/13                                              1,070,000         1,160,950
                                                                            ---------------
                                                                                  2,644,949
                                                                            ---------------

OIL & GAS--6.4%
OIL COMPANIES--EXPLORATION & PRODUCTION--5.6%
Chesapeake Energy Corp.
   6.375% 06/15/15 (a)                                            815,000           841,487
   7.500% 09/15/13                                                425,000           463,250
   7.750% 01/15/15                                                250,000           271,875
Newfield Exploration Co.
   6.625% 09/01/14 (a)                                          1,000,000         1,060,000
Plains Exploration & Production Co.
   7.125% 06/15/14                                                685,000           753,500
Pogo Producing Co.
   8.250% 04/15/11                                                455,000           496,519
Vintage Petroleum, Inc.
   7.875% 05/15/11                                                300,000           318,750
   8.250% 05/01/12                                                290,000           320,450
                                                                            ---------------
                                                                                  4,525,831
                                                                            ---------------

OIL & GAS DRILLING--0.8%
Pride International, Inc.
   7.375% 07/15/14                                                625,000           682,813
                                                                            ---------------

OIL & GAS SERVICES - 3.3%
OIL FIELD MACHINERY & EQUIPMENT--1.7%
Grant Prideco, Inc.
   9.000% 12/15/09                                                 25,000            27,750
   9.625% 12/01/07                                              1,200,000         1,344,000
                                                                            ---------------
                                                                                  1,371,750
                                                                            ---------------

OIL -- FIELD SERVICES--1.6%
Hornbeck Offshore Services, Inc.
   6.125% 12/01/14 (a)                                            575,000           575,000
Universal Compression, Inc.
   7.250% 05/15/10                                                695,000           743,650
                                                                            ---------------
                                                                                  1,318,650
                                                                            ---------------

PIPELINES--2.3%
PIPELINES--2.3%
Markwest Energy Partners
   6.875% 11/01/14 (a)                                    $       545,000   $       553,175
Williams Companies, Inc.
   7.125% 09/01/11                                                 65,000            71,013
   8.125% 03/15/12                                              1,060,000         1,226,950
                                                                            ---------------
                                                                                  1,851,138
                                                                            ---------------

FINANCIALS--0.9%
REITs--0.9%
REITs--DIVERSIFIED--0.9%
iStar Financial, Inc.
   5.125% 04/01/11                                                200,000           201,926
   6.000% 12/15/10                                                 30,000            31,625
   7.000% 03/15/08                                                 85,000            91,844
   8.750% 08/15/08                                                381,000           433,917
                                                                            ---------------
                                                                                    759,312
                                                                            ---------------

INDUSTRIAL--13.9%
AEROSPACE & DEFENSE--2.6%
AEROSPACE/DEFENSE--EQUIPMENT--0.9%
TransDigm, Inc.
   8.375% 07/15/11                                                675,000           722,250
                                                                            ---------------

ELECTRONICS--MILITARY--1.7%
L-3 Communications Corp.
   6.125% 07/15/13                                                340,000           351,900
   7.625% 06/15/12                                                960,000         1,044,000
                                                                            ---------------
                                                                                  1,395,900
                                                                            ---------------

ENVIRONMENTAL CONTROL--1.8%
ALTERNATIVE WASTE--0.2%
Synagro Technologies, Inc.
   9.500% 04/01/09                                                175,000           190,750
                                                                            ---------------

NON-HAZARDOUS WASTE DISPOSAL--1.6%
Allied Waste North America, Inc.
   6.500% 11/15/10                                                560,000           547,400
   7.375% 04/15/14                                                650,000           619,125
   9.250% 09/01/12                                                100,000           108,625
                                                                            ---------------
                                                                                  1,275,150
                                                                            ---------------

HAND/MACHINE TOOLS--0.7%
MACHINE TOOLS & RELATED PRODUCTS--0.7%
Kennametal, Inc.
   7.200% 06/15/12                                                490,000           541,122
                                                                            ---------------

MACHINERY DIVERSIFIED--1.1%
MACHINERY--GENERAL INDUSTRIAL--1.1%
Manitowoc Co., Inc.
   7.125% 11/01/13                                                 75,000            81,187
Westinghouse Air Brake
   6.875% 07/31/13                                                805,000           845,250
                                                                            ---------------
                                                                                    926,437
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR              VALUE
                                                          ---------------   ---------------
PACKAGING & CONTAINERS--5.5%
CONTAINERS--METAL/GLASS--4.0%
Ball Corp.
   6.875% 12/15/12                                        $     1,045,000   $     1,123,375
   7.750% 08/01/06                                                100,000           105,000
Owens-Brockway Glass Container
   6.750% 12/01/14 (a)                                            125,000           126,875
   8.875% 02/15/09                                                290,000           315,375
Owens-Illinois, Inc.
   7.350% 05/15/08                                                 50,000            52,500
   7.500% 05/15/10                                                700,000           742,000
   8.100% 05/15/07                                                 50,000            53,125
Silgan Holdings, Inc.
   6.750% 11/15/13                                                735,000           760,725
                                                                            ---------------
                                                                                  3,278,975
                                                                            ---------------

CONTAINERS--PAPER/PLASTIC--1.5%
Smurfit-Stone Container Corp.
   7.375% 07/15/14                                                625,000           662,500
   8.250% 10/01/12                                                400,000           437,000
   8.375% 07/01/12                                                125,000           135,937
                                                                            ---------------
                                                                                  1,235,437
                                                                            ---------------

TRANSPORTATION--2.2%
TRANSPORTATION--MARINE--1.5%
Teekay Shipping Corp.
   8.875% 07/15/11                                              1,035,000         1,198,013
                                                                            ---------------

TRANSPORTATION--SERVICES--0.7%
Offshore Logistics, Inc.
   6.125% 06/15/13                                                570,000           577,125
                                                                            ---------------

TECHNOLOGY--1.0%
SEMICONDUCTORS--1.0%
ELECTRONIC COMPONENTS--SEMICONDUCTOR--1.0%
Freescale Semiconductor, Inc.
   6.875% 07/15/11                                                715,000           768,625
                                                                            ---------------

UTILITIES--2.8%
ELECTRIC--2.8%
ELECTRIC GENERATION--2.1%
AES Corp.
   7.750% 03/01/14                                                835,000           904,931
Texas Genco LLC
   6.875% 12/15/14 (a)                                            800,000           827,000
                                                                            ---------------
                                                                                  1,731,931
                                                                            ---------------

ELECTRIC--INTEGRATED--0.7%
Nevada Power Co.
   5.875% 01/15/15 (a)                                            275,000           276,375
   6.500% 04/15/12                                                200,000           210,250
Northwestern Corp.
   5.875% 11/01/14 (a)                                             50,000            51,000
                                                                            ---------------
                                                                                    537,625
                                                                            ---------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $73,214,484)                                                         74,930,200
                                                                            ---------------

                                                               SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--0.0%
INDUSTRIAL--0.0%
COMMERCIAL SERVICES & SUPPLIES--0.0%
Fairlane Management Corp. (b)(c)(d)                                 1,200   $            --
                                                                            ---------------
TOTAL COMMON STOCKS
   (cost of $0)                                                                          --
                                                                            ---------------

                                                               UNITS
                                                          ---------------
WARRANTS (b)--0.0%
COMMUNICATIONS--0.0%
MEDIA--0.0%
Cable Satisfaction International, Inc.
   Expires 03/01/05 (a)(c)(d)                                         220                --
Ono Finance PLC
   Expires 03/16/11 (a)(c)(d)                                          85                --
                                                                            ---------------
                                                                                         --
                                                                            ---------------

TELECOMMUNICATIONS--0.0%
Carrier1 International SA
   Expires 02/19/09 (a)(c)(d)                                         113                --
Horizon PCS, Inc.
   Expires 10/01/10 (a)(c)(d)                                         145                --
Jazztel PLC
   Expires 07/15/10 (a)(c)(d)                                          60                --
UbiquiTel, Inc.
   Expires 04/15/10 (a)(c)(d)                                          50                --
                                                                            ---------------
                                                                                         --
                                                                            ---------------

INDUSTRIAL--0.0%
TRANSPORTATION--0.0%
QDI LLC
   Expires 01/15/07 (a)(d)                                            153               528
                                                                            ---------------
TOTAL WARRANTS
   (cost of $5,213)                                                                     528
                                                                            ---------------

                                                                PAR
                                                          ---------------
SHORT-TERM OBLIGATION--6.5%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/04, due 01/03/05
   at 1.500%, collateralized by a
   U.S. Treasury Note maturing
   08/31/06, market value of
   $5,364,272 (repurchase
   proceeds $5,256,657)                                   $     5,256,000         5,256,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $5,256,000)                                                           5,256,000
                                                                            ---------------
TOTAL INVESTMENTS--98.4%
   (cost of $78,475,697) (e)                                                     80,186,728
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--1.6%                                             1,297,466
                                                                            ---------------
NET ASSETS--100.0%                                                          $    81,484,194
                                                                            ===============

                 See Accompanying Notes to Financial Statements.

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $11,735,978, which represents 14.4% of net assets.
(b)  Non-income producing security.
(c)  Security has no value.
(d) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(e)  Cost for federal income tax purposes is $78,808,227.

At December 31, 2004, the Fund held investments in the following sectors:

HOLDINGS BY REVENUE SOURCE (UNAUDITED)       % OF NET ASSETS
--------------------------------------       ---------------
Consumer Cyclical                                   21.3%
Consumer Non--Cyclical                              17.7
Energy                                              15.2
Communications                                      14.9
Industrial                                          13.9
Basic Materials                                      4.2
Utilities                                            2.8
Technology                                           1.0
Financials                                           0.9
Short-Term Obligation                                6.5
Other Assets & Liabilities, Net                      1.6
                                                   -----
                                                   100.0%
                                                   =====

            ACRONYM              NAME
            -------              ----
             REIT      Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Columbia High Yield Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $    78,475,697
                                                                                   ---------------
Investments, at value                                                              $    80,186,728
Cash                                                                                           150
Receivable for:
   Fund shares sold                                                                        659,538
   Interest                                                                              1,284,762
Expense reimbursement due from Investment Advisor/Distributor                               15,088
Deferred Trustees' compensation plan                                                         2,634
                                                                                   ---------------
     TOTAL ASSETS                                                                       82,148,900
                                                                                   ---------------

LIABILITIES:
Payable for:
   Investments purchased                                                                   578,797
   Fund shares repurchased                                                                     901
   Investment advisory fee                                                                  38,513
   Transfer agent fee                                                                          417
   Pricing and bookkeeping fees                                                              2,959
   Trustees' fees                                                                              183
   Audit fee                                                                                16,230
   Custody fee                                                                                 753
   Reports to shareholders                                                                   5,275
   Distribution fee--Class B                                                                14,265
Deferred Trustees' fees                                                                      2,634
Other liabilities                                                                            3,779
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     664,706
                                                                                   ---------------
NET ASSETS                                                                         $    81,484,194
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    89,358,945
Overdistributed net investment income                                                     (334,201)
Accumulated net realized loss                                                           (9,251,581)
Net unrealized appreciation on investments                                               1,711,031
                                                                                   ---------------
NET ASSETS                                                                         $    81,484,194
                                                                                   ===============

CLASS A:
Net assets                                                                         $     9,722,420
Shares outstanding                                                                       1,017,639
                                                                                   ===============
Net asset value per share                                                          $          9.55
                                                                                   ===============

CLASS B:
Net assets                                                                         $    71,761,774
Shares outstanding                                                                       7,503,627
                                                                                   ===============
Net asset value per share                                                          $          9.56
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Columbia High Yield Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest                                                                           $     3,451,296
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                    331,369
Distribution fee--Class B                                                                  111,205
Transfer agent fee                                                                           5,000
Pricing and bookkeeping fees                                                                30,963
Trustees' fees                                                                               7,454
Custody fee                                                                                  7,478
Non-recurring costs (See Note 6)                                                             2,473
Other expenses                                                                              41,313
                                                                                   ---------------
     Total Expenses                                                                        537,255
Fees and expenses waived or reimbursed by Investment Advisor                               (91,694)
Fees waived by Distributor--Class B                                                        (84,515)
Non-recurring costs assumed by Investment Advisor (See Note 6)                              (2,473)
Custody earnings credit                                                                       (515)
                                                                                   ---------------
     Net Expenses                                                                          358,058
                                                                                   ---------------
Net Investment Income                                                                    3,093,238
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                                             375,239
   Foreign currency transactions                                                               544
                                                                                   ---------------
     Net realized gain                                                                     375,783
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                             698,689
   Foreign currency translations                                                               (66)
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                    698,623
                                                                                   ---------------
Net Gain                                                                                 1,074,406
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     4,167,644
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Columbia High Yield Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                       2004               2003
----------------------------------                                                 ---------------    ---------------
OPERATIONS:
Net investment income                                                              $     3,093,238    $     1,658,060
Net realized gain (loss) on investments and foreign currency transactions                  375,783           (856,112)
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                                   698,623          2,257,504
                                                                                   ---------------    ---------------
        Net Increase from Operations                                                     4,167,644          3,059,452
                                                                                   ---------------    ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                (566,446)          (666,816)
   Class B                                                                              (2,926,406)        (1,094,776)
From net realized gains:
   Class A                                                                                      --            (20,678)
   Class B                                                                                      --            (48,075)
                                                                                   ---------------    ---------------
        Total Distributions Declared to Shareholders                                    (3,492,852)        (1,830,345)
                                                                                   ---------------    ---------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         3,321,916          8,243,839
   Proceeds received in connection with merger                                                  --         12,120,783
   Distributions reinvested                                                                566,446            687,494
   Redemptions                                                                          (6,454,849)       (11,587,253)
                                                                                   ---------------    ---------------
        Net Increase (Decrease)                                                         (2,566,487)         9,464,863
                                                                                   ---------------    ---------------

Class B:
   Subscriptions                                                                        48,472,376         13,066,846
   Proceeds received in connection with merger                                                  --         17,750,911
   Distributions reinvested                                                              2,926,406          1,142,851
   Redemptions                                                                          (8,511,450)        (4,362,756)
                                                                                   ---------------    ---------------
        Net Increase                                                                    42,887,332         27,597,852
                                                                                   ---------------    ---------------
Net Increase from Share Transactions                                                    40,320,845         37,062,715
                                                                                   ---------------    ---------------
Total Increase in Net Assets                                                            40,995,637         38,291,822
NET ASSETS:
Beginning of period                                                                     40,488,557          2,196,735
                                                                                   ---------------    ---------------
End of period (including overdistributed net investment income of
   $(334,201) and $(113,376), respectively)                                        $    81,484,194    $    40,488,557
                                                                                   ===============    ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           352,089            896,663
   Issued in connection with merger                                                             --          1,328,306
   Issued for distributions reinvested                                                      59,622             73,952
   Redemptions                                                                            (682,101)        (1,256,145)
                                                                                   ---------------    ---------------
        Net Increase (Decrease)                                                           (270,390)         1,042,776
                                                                                   ---------------    ---------------

Class B:
   Subscriptions                                                                         5,089,040          1,411,911
   Issued in connection with merger                                                             --          1,946,759
   Issued for distributions reinvested                                                     306,985            122,973
   Redemptions                                                                            (902,982)          (471,059)
                                                                                   ---------------    ---------------
        Net Increase                                                                     4,493,043          3,010,584
                                                                                   ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Columbia High Yield Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Columbia High Yield Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks a high level of income by investing primarily in non-investment grade corporate debt securities, commonly referred to as "junk" or "high yield" bonds. The Fund's secondary goal is capital appreciation.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, market discount reclassifications and distributions in excess were identified and reclassified among the components of the Fund's net assets as follows:

        OVERDISTRIBUTED            ACCUMULATED             PAID-IN
     NET INVESTMENT INCOME      NET REALIZED LOSS          CAPITAL
     ---------------------      -----------------          -------
          $ 194,653                 $ (154,112)           $ (40,541)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                 DECEMBER 31,      DECEMBER 31,
                                     2004              2003
                                 -----------       -----------
Distributions paid from:
     Ordinary income             $ 3,492,852       $ 1,830,345
     Long-term capital gains              --                --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED    UNDISTRIBUTED
        ORDINARY         LONG-TERM      NET UNREALIZED
         INCOME        CAPITAL GAINS     APPRECIATION*
      -------------    -------------    --------------
          $ --             $ --          $ 1,378,501

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation               $ 1,729,781
     Unrealized depreciation                  (351,280)
                                           -----------
       Net unrealized appreciation         $ 1,378,501
                                           ===========

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2007                              $ 1,061,194
       2008                                2,794,418
       2009                                4,226,387
       2010                                  260,165
       2011                                  908,941
                                         -----------
                                         $ 9,251,105
                                         ===========

Of the capital loss carryforwards attributable to the Fund, $7,971,674 ($1,027,358 expiring 12/31/07, $2,734,633 expiring 12/31/08, $4,075,815 expiring
12/31/09 and $133,868 expiring 12/31/10) remain from the Fund's merger with Colonial High Yield Securities Fund, Variable Series (See Note 7). Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $210,757 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.60%
Next $500 million                              0.55%
Over $1.5 billion                              0.50%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund. The Fund is not charged a fee for these services.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
Under $50 million                            $  25,000
Over $50 million but less
   than $200 million                         $  35,000
Over $200 million but less
   than $500 million                         $  50,000
Over $500 million but less
   than $1 billion                           $  85,000
Over $1 billion                              $ 125,000

The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.056%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $5,000.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund up to an annual rate of 0.27% of the Fund's average daily net assets. For the year ended December 31, 2004, fees reimbursed by Columbia amounted to 0.16% of the Fund's average daily net assets. In addition, the Distributor has agreed to waive Class B distribution fees at an annual rate of 0.19% of the Class B average daily net assets. Columbia and the Distributor contractually agreed to maintain these arrangements until April 13, 2004. Effective April 14, 2004, Columbia and the Distributor voluntarily agreed to continue these arrangements, however Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,343 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $56,555,450 and $19,463,181, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the

Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $2,473 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Colonial High Yield Securities Fund, Variable Series merged into the Galaxy VIP Columbia High Yield Fund II, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust. Also on April 14, 2003, Galaxy VIP Columbia High Yield Fund II, created a Class B into which Colonial High Yield Securities Fund, Variable Series Class B shares were reorganized. Galaxy VIP Columbia High Yield Fund II received a tax-free transfer of assets from Colonial High Yield Securities Fund, Variable Series as follows:

       SHARES         NET ASSETS            UNREALIZED
       ISSUED          RECEIVED           DEPRECIATION(1)
     ---------       ------------         ---------------
     3,275,065       $ 29,871,694         $     1,355,526

    NET ASSETS
   OF GALAXY VIP           NET ASSETS                NET ASSETS OF
     COLUMBIA           OF COLONIAL HIGH          GALAXY VIP COLUMBIA
    HIGH YIELD          YIELD SECURITIES          HIGH YIELD FUND II
      FUND II         FUND, VARIABLE SERIES          IMMEDIATELY
     PRIOR TO         IMMEDIATELY PRIOR TO              AFTER
    COMBINATION            COMBINATION               COMBINATION
   -------------      ---------------------       -------------------
    $ 2,264,927           $ 29,871,694               $  32,136,621

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Galaxy VIP Columbia High Yield Fund II was reorganized as the Columbia High Yield Fund, Variable Series.

The accompanying statement of changes in net assets and financial highlights for the Fund represents the historical operations of the Galaxy VIP Columbia High Yield Fund II for periods prior to April 14, 2003.

FINANCIAL HIGHLIGHTS

Columbia High Yield Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                        YEAR               PERIOD
                                                                                        ENDED               ENDED
                                                                                    DECEMBER 31,        DECEMBER 31,
                                                                                        2004              2003 (a)
                                                                                   ---------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $          9.42     $          9.12
                                                                                   ---------------     ---------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                                     0.53                0.41
Net realized and unrealized gain on investments and foreign currency                          0.13                0.34
                                                                                   ---------------     ---------------
     Total from Investment Operations                                                         0.66                0.75
                                                                                   ---------------     ---------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                   (0.52)              (0.43)
From net realized gains                                                                         --               (0.02)
                                                                                   ---------------     ---------------
     Total Distributions Declared to Shareholders                                            (0.52)              (0.45)
                                                                                   ---------------     ---------------
NET ASSET VALUE, END OF PERIOD                                                     $          9.56     $          9.42
                                                                                   ===============     ===============
Total return (c)(d)(e)                                                                        7.11%               8.44%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                  0.66%               0.76%(h)
Net investment income (g)                                                                     5.56%               6.21%(h)
Waiver/reimbursement                                                                          0.35%               0.46%(h)
Portfolio turnover rate                                                                         38%                112%(f)
Net assets, end of period (000's)                                                  $        71,762     $        28,356

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Columbia High Yield Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 2003 were audited by another independent registered public accounting firm whose report dated February 7, 2003 expressed an unqualified opinion on those highlights.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

PORTFOLIO MANAGERS' DISCUSSION

Columbia International Fund, Variable Series / December 31, 2004

Columbia International Fund, Variable Series seeks long-term growth by investing primarily in equity securities of growth companies located outside the United States.

Penelope L. Burgess and Deborah F. Snee are the fund's portfolio managers. Ms. Burgess and Ms. Snee have co-managed the fund since July 2004. Ms. Burgess has been with the advisor and its predecessors or affiliate organizations since 1993. Ms. Snee has been with the advisor and its predecessors or affiliate organizations since 1999.

Most international markets finished 2004 with a positive performance, as improving economic growth and a weak US dollar attracted investors. In this environment, the portfolio had strong returns from developed countries. However, it had less exposure to emerging markets than its benchmark, the MSCI All Country World ex US Index. Because emerging markets were strong performers, this underexposure detracted from performance. For most of the year, the portfolio was underexposed compared to its benchmark in Mexico and Brazil, which produced exceptional returns. In addition, for most of the year the portfolio had an emphasis on Thailand, which did poorly. Stock selection in Europe and Japan also held back returns.

A SLOW DOMESTIC RECOVERY IN JAPAN
Early in the year, we boosted investment in Japan on the belief that, after more than 10 years of recession and deflation, there would be a strong domestic recovery. We favored companies that had the potential to benefit from the reemergence of inflation, the economy and consumer spending. In fact, we were premature in our assessment of how quickly this domestic expansion would occur. Inflation did not return as fast as forecasts suggested, and consumer spending did not rebound at the pace we originally thought. As a result, consumer-related Japanese stocks declined. Retailers Isetan Co. Ltd. and Shimamura Co. Ltd., which we sold, detracted considerably from performance. In the telecommunications area, NTT DoCoMo a wireless communications company, suffered from stiff competition and was a disappointment (0.7% of net assets).

A FOCUS ON EUROPE'S SMALLER ECONOMIES
We raised our commitment to Europe and the United Kingdom (UK), where long-term growth prospects appeared strong. In Europe we focused on small markets that were growing faster than Europe as a whole and that were attractively priced relative to their earnings potential compared to larger markets. This strategy benefited the portfolio. Two areas that were particularly helpful were Austria and Greece. Both countries have fast-growing economies, relatively low interest rates and policies that are generally friendly to business. For example, Austria trimmed corporate taxes and Greece announced it would do the same in 2005. When selecting stocks in Austria and Greece, we gravitated toward banks, which have had a substantial increase in loan demand in the improving economic environment. In Austria, Erste Bank der oesterreichischen Sparkassen helped returns (0.6% of net assets). In Greece, the National Bank of Greece was also a positive contributor to the portfolio (0.7% of net assets). Ireland, another small economy, was also supportive, with long-term holding Anglo Irish Bank posting significant returns (0.7% of net assets).

   In the UK, performance was mixed. Rising oil prices aided energy stock performance. In addition, cruise line Carnival Corp., was a standout, benefiting from strong demand, cost reductions and higher fares. Carnival upgraded its earnings forecast several times (0.8% of net assets). However, pharmaceutical companies GlaxoSmithKline and AstraZeneca were disappointments (1.8% and 0.9% of net assets, respectively). AstraZeneca's stock price fell on news of disappointing sales as well as a delay in approval of Iressa, a cancer drug. GlaxoSmithKline experienced a substantial decline in sales, primarily because its antidepressant Paxil encountered competition from generics. A weak dollar also lowered margins. However, we believe that the stock still has attractive long-term potential and we continue to own it in the portfolio.

A FOUR-PRONGED APPROACH FOR 2005
We expect to emphasize four themes in 2005. First, we will seek more high-yielding companies that we believe are likely to increase dividends and/or share buybacks. Many of these companies are in the financials and telecommunications sectors. Second, we plan to increase the portfolio's exposure to companies that could benefit from increased capital expenditures. After earning record-breaking profits in 2004, many companies have large cash positions, which we believe they are likely to put to work in the year ahead. Third, because we believe that improved employment growth could have a favorable impact on consumer confidence, we plan to increase our exposure to retailers, which have suffered for two consecutive years. Fourth, we plan to emphasize large-cap stocks. We believe they have the potential to outperform small-cap stocks, which have led the global markets for three years and are considerably more expensive relative to their earnings potential than large-cap stocks.

Economic and market conditions change frequently. There is no assurance that the trends described here will continue or commence.

An investment in the Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund invests in foreign securities, which have special risks, including political or economic instability and higher transactions costs; different regulations, accounting standards, trading practices and levels of information; and currency exchange rate fluctuations.

As a non-diversified portfolio, the fund may invest a significant percentage of its assets in a single issuer. As a result it may have increased risk compared to a more diversified fund.

Holdings are disclosed as of December 31, 2004 and are subject to change.

PERFORMANCE INFORMATION

Columbia International Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                      1-YEAR     5-YEAR     10-YEAR
-------------------------------------------------------------------
Class B (6/1/00)                       13.48      -3.94        3.46
MSCI All Country World ex
   US Index                            21.37       0.02        6.02

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95(1) - 12/31/04

Class B: $14,047

                      CLASS B SHARES     MSCI ALL COUNTRY WORLD EX US INDEX
  1/1/1995                  $ 10,000                               $ 10,000
 1/31/1995                  $  9,415                               $  9,546
 2/28/1995                  $  9,256                               $  9,494
 3/31/1995                  $  9,415                               $ 10,031
 4/30/1995                  $  9,681                               $ 10,422
 5/31/1995                  $  9,681                               $ 10,375
 6/30/1995                  $  9,627                               $ 10,232
 7/31/1995                  $ 10,159                               $ 10,812
 8/31/1995                  $ 10,159                               $ 10,437
 9/30/1995                  $ 10,318                               $ 10,615
10/31/1995                  $ 10,158                               $ 10,332
11/30/1995                  $ 10,318                               $ 10,575
12/31/1995                  $ 10,584                               $ 10,994
 1/31/1996                  $ 10,530                               $ 11,144
 2/29/1996                  $ 10,530                               $ 11,144
 3/31/1996                  $ 10,745                               $ 11,353
 4/30/1996                  $ 11,336                               $ 11,697
 5/31/1996                  $ 11,228                               $ 11,521
 6/30/1996                  $ 11,282                               $ 11,580
 7/31/1996                  $ 10,852                               $ 11,195
 8/31/1996                  $ 11,014                               $ 11,261
 9/30/1996                  $ 11,122                               $ 11,541
10/31/1996                  $ 10,853                               $ 11,425
11/30/1996                  $ 11,282                               $ 11,866
12/31/1996                  $ 11,179                               $ 11,729
 1/31/1997                  $ 11,236                               $ 11,513
 2/28/1997                  $ 11,350                               $ 11,724
 3/31/1997                  $ 11,350                               $ 11,699
 4/30/1997                  $ 11,294                               $ 11,798
 5/31/1997                  $ 12,150                               $ 12,526
 6/30/1997                  $ 12,776                               $ 13,218
 7/31/1997                  $ 12,834                               $ 13,485
 8/31/1997                  $ 11,942                               $ 12,424
 9/30/1997                  $ 12,399                               $ 13,096
10/31/1997                  $ 11,313                               $ 11,980
11/30/1997                  $ 10,970                               $ 11,830
12/31/1997                  $ 10,814                               $ 11,966
 1/31/1998                  $ 11,178                               $ 12,324
 2/28/1998                  $ 11,725                               $ 13,146
 3/31/1998                  $ 12,454                               $ 13,601
 4/30/1998                  $ 12,697                               $ 13,699
 5/31/1998                  $ 12,697                               $ 13,450
 6/30/1998                  $ 12,393                               $ 13,400
 7/31/1998                  $ 12,758                               $ 13,527
 8/31/1998                  $ 10,891                               $ 11,620
 9/30/1998                  $ 10,404                               $ 11,375
10/31/1998                  $ 11,195                               $ 12,567
11/30/1998                  $ 11,803                               $ 13,241
12/31/1998                  $ 12,214                               $ 13,697
 1/31/1999                  $ 12,214                               $ 13,682
 2/28/1999                  $ 11,969                               $ 13,375
 3/31/1999                  $ 12,397                               $ 14,021
 4/30/1999                  $ 13,129                               $ 14,723
 5/31/1999                  $ 12,519                               $ 14,031
 6/30/1999                  $ 13,251                               $ 14,676
 7/31/1999                  $ 13,740                               $ 15,019
 8/31/1999                  $ 13,862                               $ 15,072
 9/30/1999                  $ 13,923                               $ 15,173
10/31/1999                  $ 14,290                               $ 15,737
11/30/1999                  $ 15,206                               $ 16,367
12/31/1999                  $ 17,169                               $ 17,928
 1/31/2000                  $ 16,123                               $ 16,955
 2/29/2000                  $ 16,739                               $ 17,413
 3/31/2000                  $ 16,985                               $ 18,067
 4/30/2000                  $ 15,692                               $ 17,059
 5/31/2000                  $ 15,385                               $ 16,622
 6/30/2000                  $ 15,446                               $ 17,331
 7/31/2000                  $ 14,954                               $ 16,646
 8/31/2000                  $ 15,138                               $ 16,852
 9/30/2000                  $ 14,656                               $ 15,917
10/31/2000                  $ 14,095                               $ 15,411
11/30/2000                  $ 13,721                               $ 14,720
12/31/2000                  $ 13,999                               $ 15,222
 1/31/2001                  $ 13,563                               $ 15,451
 2/28/2001                  $ 12,547                               $ 14,227
 3/31/2001                  $ 11,532                               $ 13,221
 4/30/2001                  $ 12,112                               $ 14,120
 5/31/2001                  $ 11,750                               $ 13,731
 6/30/2001                  $ 11,533                               $ 13,205
 7/31/2001                  $ 11,171                               $ 12,910
 8/31/2001                  $ 11,098                               $ 12,590
 9/30/2001                  $ 10,372                               $ 11,254
10/31/2001                  $ 10,372                               $ 11,569
11/30/2001                  $ 10,517                               $ 12,098
12/31/2001                  $ 10,590                               $ 12,254
 1/31/2002                  $ 10,083                               $ 11,730
 2/28/2002                  $ 10,155                               $ 11,814
 3/31/2002                  $ 10,446                               $ 12,441
 4/30/2002                  $ 10,591                               $ 12,537
 5/31/2002                  $ 10,519                               $ 12,674
 6/30/2002                  $ 10,374                               $ 12,126
 7/31/2002                  $  9,431                               $ 10,944
 8/31/2002                  $  9,503                               $ 10,945
 9/30/2002                  $  8,851                               $  9,785
10/31/2002                  $  9,068                               $ 10,309
11/30/2002                  $  9,213                               $ 10,805
12/31/2002                  $  9,155                               $ 10,457
 1/31/2003                  $  8,720                               $ 10,090
 2/28/2003                  $  8,792                               $  9,886
 3/31/2003                  $  8,792                               $  9,694
 4/30/2003                  $  9,373                               $ 10,628
 5/31/2003                  $ 10,027                               $ 11,305
 6/30/2003                  $ 10,099                               $ 11,618
 7/31/2003                  $ 10,245                               $ 11,927
 8/31/2003                  $ 10,390                               $ 12,283
 9/30/2003                  $ 10,756                               $ 12,627
10/31/2003                  $ 11,410                               $ 13,445
11/30/2003                  $ 11,555                               $ 13,738
12/31/2003                  $ 12,378                               $ 14,786
 1/31/2004                  $ 12,598                               $ 15,024
 2/29/2004                  $ 12,817                               $ 15,406
 3/31/2004                  $ 12,963                               $ 15,502
 4/30/2004                  $ 12,524                               $ 15,019
 5/31/2004                  $ 12,377                               $ 15,067
 6/30/2004                  $ 12,671                               $ 15,394
 7/31/2004                  $ 12,085                               $ 14,946
 8/31/2004                  $ 12,085                               $ 15,066
 9/30/2004                  $ 12,322                               $ 15,551
10/31/2004                  $ 12,689                               $ 16,092
11/30/2004                  $ 13,496                               $ 17,209
12/31/2004                  $ 14,047                               $ 17,948

NET ASSET VALUE PER SHARE ($)        12/31/03       12/31/04
------------------------------------------------------------
Class B                                1.69           1.90

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) All Country World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is May 2, 1994.

UNDERSTANDING YOUR EXPENSES

Columbia International Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
07/01/04 - 12/31/04        BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)   EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------------
                              ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------------
Class B                      1,000.00     1,000.00        1,108.59    1,019.10         6.36        6.09              1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Columbia International Fund, Variable Series / December 31, 2004

                                                               SHARES              VALUE
                                                          ---------------     ---------------
COMMON STOCKS--97.8%
CONSUMER DISCRETIONARY--13.8%
AUTO COMPONENTS--1.3%
Continental AG                                                      6,500     $       411,063
Denso Corp.                                                        22,800             610,547
                                                                              ---------------
                                                                                    1,021,610
                                                                              ---------------

AUTOMOBILES--2.4%
Nissan Motor Co., Ltd.                                             26,000             283,778
Renault SA                                                          9,300             775,336
Toyota Motor Corp.                                                 19,100             777,745
                                                                              ---------------
                                                                                    1,836,859
                                                                              ---------------

HOTELS, RESTAURANTS & LEISURE--1.1%
Carnival Corp.                                                     11,100             639,693
OPAP SA                                                             8,800             242,445
                                                                              ---------------
                                                                                      882,138
                                                                              ---------------

HOUSEHOLD DURABLES--2.8%
Koninklijke (Royal) Philips
   Electronics NV                                                  23,900             631,588
Matsushita Electric Industrial
   Co., Ltd.                                                       55,000             876,379
Pioneer Corp.                                                      16,300             317,944
Sharp Corp.                                                        19,000             308,456
                                                                              ---------------
                                                                                    2,134,367
                                                                              ---------------

LEISURE EQUIPMENT & PRODUCTS--1.0%
Fuji Photo Film Co., Ltd.                                          22,000             810,827
                                                                              ---------------

MEDIA--3.9%
Dentsu, Inc.                                                          118             317,357
JC Decaux SA (a)                                                   30,100             875,749
News Corp., Class B                                                22,650             434,880
Pearson PLC                                                        79,000             951,621
WPP Group PLC                                                      37,400             410,732
                                                                              ---------------
                                                                                    2,990,339
                                                                              ---------------

MULTILINE RETAIL--0.2%
Takashimaya Co., Ltd.                                              17,000             163,398
                                                                              ---------------

SPECIALTY RETAIL--0.2%
Nitori Co., Ltd.                                                    2,450             159,412
                                                                              ---------------

TEXTILES, APPAREL & LUXURY GOODS--0.9%
Burberry Group PLC                                                 88,400             679,404
                                                                              ---------------

CONSUMER STAPLES--9.3%
BEVERAGES--1.9%
Diageo PLC                                                         59,400             845,876
SABMiller PLC                                                      37,666             623,728
                                                                              ---------------
                                                                                    1,469,604
                                                                              ---------------

FOOD & STAPLES RETAILING--0.7%
Ito-Yokado Co., Ltd.                                               10,000             419,643
William Morrison Supermarkets PLC                                  33,968             134,763
                                                                              ---------------
                                                                                      554,406
                                                                              ---------------

FOOD PRODUCTS--3.5%
Nestle SA, Registered Shares                                        5,811     $     1,517,607
Unilever PLC                                                      121,640           1,192,487
                                                                              ---------------
                                                                                    2,710,094
                                                                              ---------------

HOUSEHOLD PRODUCTS--1.9%
Kao Corp.                                                          13,000             330,894
Reckitt Benckiser PLC                                              36,727           1,107,955
                                                                              ---------------
                                                                                    1,438,849
                                                                              ---------------

TOBACCO--1.3%
Imperial Tobacco Group PLC                                         21,689             593,192
Japan Tobacco, Inc.                                                    34             386,746
                                                                              ---------------
                                                                                      979,938
                                                                              ---------------

ENERGY--8.7%
ENERGY EQUIPMENT & SERVICES--0.2%
Saipem S.p.A.                                                      17,100             204,888
                                                                              ---------------

OIL & GAS--8.5%
BG Group PLC                                                       54,771             371,608
BP PLC                                                            153,300           1,492,580
EnCana Corp.                                                       25,200           1,436,220
ENI S.p.A.                                                         55,200           1,380,893
Norsk Hydro ASA                                                     5,660             444,780
Shell Transport & Trading Co., PLC                                 77,100             656,099
Total SA                                                            3,500             761,838
                                                                              ---------------
                                                                                    6,544,018
                                                                              ---------------

FINANCIALS--23.5%
CAPITAL MARKETS--1.3%
Deutsche Bank AG,
   Registered Shares                                                7,719             682,425
Nomura Holdings, Inc.                                              22,000             318,887
                                                                              ---------------
                                                                                    1,001,312
                                                                              ---------------

COMMERCIAL BANKS--15.0%
Anglo Irish Bank Corp., PLC                                        21,900             530,977
Banco Popolare di Verona e Novara                                  23,100             467,891
Banco Popular Espanol SA                                            8,170             536,432
Bank of Ireland                                                    37,068             611,039
Bank of Yokohama Ltd. (a)                                          24,000             150,767
Barclays PLC                                                       88,170             990,262
BNP Paribas SA                                                     14,691           1,060,614
Danske Bank A/S                                                    16,400             500,920
DNB NOR ASA                                                        46,600             457,198
Erste Bank der oesterreichischen
   Sparkassen AG                                                    9,415             500,832
HSBC Holdings PLC                                                  66,900           1,127,059
Mitsubishi Tokyo Financial
   Group, Inc.                                                         65             656,191
Mizuho Financial Group, Inc.                                          101             505,521

                 See Accompanying Notes to Financial Statements.

                                                               SHARES               VALUE
                                                          ---------------     ---------------
National Bank of Greece SA                                         17,355     $       570,758
Royal Bank of Scotland Group PLC                                   33,420           1,122,205
Skandinaviska Enskilda Banken
   AB, Class A                                                     55,600           1,072,248
Sumitomo Mitsui Financial
   Group, Inc.                                                         61             441,832
UniCredito Italiano S.p.A.                                         53,400             305,808
                                                                              ---------------
                                                                                   11,608,554
                                                                              ---------------

CONSUMER FINANCE--0.4%
Credit Saison Co., Ltd.                                             9,000             327,639
                                                                              ---------------

DIVERSIFIED FINANCIAL SERVICES--1.1%
ING Groep NV, CVA                                                  27,957             842,936
                                                                              ---------------

INSURANCE--4.8%
Aegon NV                                                           52,800             717,321
Allianz AG, Registered Shares                                       5,552             733,322
AXA                                                                18,300             450,634
Irish Life & Permanent PLC                                         31,800             594,409
Mitsui Sumitomo Insurance Co., Ltd.                                42,000             364,429
Riunione Adriatica di Sicurta S.p.A.                               12,982             293,014
T&D Holdings, Inc. (a)                                             10,800             514,833
                                                                              ---------------
                                                                                    3,667,962
                                                                              ---------------

REAL ESTATE--0.9%
Sumitomo Realty & Development
   Co., Ltd.                                                       34,000             441,474
Swire Pacific Ltd., Class A                                        25,500             213,238
                                                                              ---------------
                                                                                      654,712
                                                                              ---------------

HEALTH CARE--11.6%
HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
GN Store Nord A/S                                                  18,000             193,219
Nobel Biocare Holding AG                                            1,800             324,932
Smith & Nephew PLC                                                 74,871             764,844
Synthes, Inc. (a)                                                   1,800             200,935
                                                                              ---------------
                                                                                    1,483,930
                                                                              ---------------

PHARMACEUTICALS--9.7%
AstraZeneca PLC                                                    20,200             731,333
Chugai Pharmaceutical Co., Ltd.                                    34,200             564,600
GlaxoSmithKline PLC                                                58,300           1,365,436
Novartis AG, Registered Shares                                     21,950           1,101,374
Sanofi-Aventis                                                     14,600           1,162,811
Schering AG                                                         4,500             334,664
Shire Pharmaceuticals Group PLC                                    23,200             243,224
Takeda Pharmaceutical Co., Ltd.                                    25,400           1,277,505
Teva Pharmaceutical
   Industries Ltd., ADR                                            23,600             704,696
                                                                              ---------------
                                                                                    7,485,643
                                                                              ---------------

INDUSTRIAL--9.8%
BUILDING PRODUCTS--0.9%
Nippon Sheet Glass Co. Ltd.                                        49,000             201,989
Wienerberger AG                                                     9,591             457,092
                                                                              ---------------
                                                                                      659,081
                                                                              ---------------

COMMERCIAL SERVICES & SUPPLIES--0.8%
Randstad Holding NV                                                14,900             584,270
                                                                              ---------------

CONSTRUCTION & ENGINEERING--1.5%
Shimizu Corp.                                                      95,000     $       474,523
Vinci SA                                                            5,290             707,932
                                                                              ---------------
                                                                                    1,182,455
                                                                              ---------------

ELECTRICAL EQUIPMENT--0.4%
Mitsubishi Electric Corp.                                          62,000             303,545
                                                                              ---------------

INDUSTRIAL CONGLOMERATES--1.7%
Hutchison Whampoa Ltd.                                             46,000             430,529
Siemens AG, Registered Shares                                       5,549             468,518
Smiths Group PLC                                                   28,491             448,860
                                                                              ---------------
                                                                                    1,347,907
                                                                              ---------------

MACHINERY--2.4%
Atlas Copco AB, Class B                                            22,900             952,615
Heidelberger Druckmaschinen AG (a)                                 12,800             433,299
Volvo AB, Class B                                                  11,100             438,878
                                                                              ---------------
                                                                                    1,824,792
                                                                              ---------------

ROAD & RAIL--1.4%
Canadian National Railway Co.                                       9,273             564,578
ComfortDelGro Corp., Ltd.                                         263,000             249,663
East Japan Railway Co.                                                 54             299,912
                                                                              ---------------
                                                                                    1,114,153
                                                                              ---------------

TRADING COMPANIES & DISTRIBUTORS--0.7%
Mitsubishi Corp.                                                   41,000             527,847
                                                                              ---------------

INFORMATION TECHNOLOGY--5.0%
COMMUNICATIONS EQUIPMENT--1.6%
Nokia Oyj                                                          27,400             428,946
Tandberg ASA                                                       41,000             506,365
Telefonaktiebolaget LM Ericsson,
   ADR (a)                                                          9,100             286,559
                                                                              ---------------
                                                                                    1,221,870
                                                                              ---------------

COMPUTERS & PERIPHERALS--0.4%
Toshiba Corp.                                                      73,000             313,416
                                                                              ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
Hoya Corp.                                                          1,800             203,228
TDK Corp.                                                           4,400             325,893
                                                                              ---------------
                                                                                      529,121
                                                                              ---------------

INTERNET SOFTWARE & SERVICES--0.3%
NIWS Co., Ltd.                                                         66             190,253
                                                                              ---------------

OFFICE ELECTRONICS--0.6%
Canon, Inc.                                                         9,000             485,965
                                                                              ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--1.3%
Marvell Technology Group Ltd. (a)                                   1,800              63,846
Samsung Electronics Co., Ltd.,
   GDR, Registered Shares                                           3,143             688,317
STMicroelectronics NV, N.Y.
   Registered Shares                                               14,400             278,208
                                                                              ---------------
                                                                                    1,030,371
                                                                              ---------------

                 See Accompanying Notes to Financial Statements.

                                                               SHARES              VALUE
                                                          ---------------     ---------------
SOFTWARE--0.1%
Sage Group PLC                                                     14,284     $        55,370
                                                                              ---------------

MATERIALS--5.4%
CHEMICALS--4.0%
BASF AG                                                             8,500             609,799
Novozymes A/S, Class B                                              4,150             210,022
Shin-Etsu Chemical Co., Ltd.                                        9,600             392,991
Sumitomo Chemical Co., Ltd.                                       107,000             521,494
Syngenta AG (a)                                                    11,000           1,163,573
Teijin Ltd.                                                        45,000             194,532
                                                                              ---------------
                                                                                    3,092,411
                                                                              ---------------

CONSTRUCTION MATERIALS--0.9%
Cemex SA de CV, ADR                                                19,600             713,832
                                                                              ---------------

PAPER & FOREST PRODUCTS--0.5%
UPM-Kymmene Oyj                                                    17,600             390,904
                                                                              ---------------

TELECOMMUNICATION SERVICES--6.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.1%
Belgacom SA (a)                                                    11,100             478,111
Deutsche Telekom AG, Registered
   Shares (a)                                                      42,126             951,046
France Telecom SA                                                  15,049             496,551
Nippon Telegraph & Telephone Corp.                                     96             430,867
TDC A/S                                                             7,000             295,460
Telecom Italia S.p.A.                                             122,856             500,454
                                                                              ---------------
                                                                                    3,152,489
                                                                              ---------------

WIRELESS TELECOMMUNICATION SERVICES--2.7%
NTT DoCoMo, Inc.                                                      295             542,696
Vodafone Group PLC                                                557,900           1,510,346
                                                                              ---------------
                                                                                    2,053,042
                                                                              ---------------

UTILITIES--3.9%
ELECTRIC UTILITIES--1.6%
E.ON AG                                                             4,474             406,237
Fortum Oyj                                                         25,400             468,445
Tokyo Electric Power Co., Inc.                                     13,300             325,876
                                                                              ---------------
                                                                                    1,200,558
                                                                              ---------------

GAS UTILITIES--0.8%
Centrica PLC                                                       72,000             326,014
Tokyo Gas Co., Ltd.                                                78,000             319,060
                                                                              ---------------
                                                                                      645,074
                                                                              ---------------

MULTI-UTILITIES & UNREGULATED POWER--0.7%
National Grid Transco PLC                                          58,550             556,596
                                                                              ---------------

WATER UTILITIES--0.8%
Veolia Environnement                                               17,800             642,052
                                                                              ---------------
TOTAL COMMON STOCKS
   (cost of $59,760,637)                                                           75,470,213
                                                                              ---------------

PREFERRED STOCKS--0.9%
CONSUMER DISCRETIONARY--0.9%
AUTOMOBILES--0.9%
Porsche AG                                                          1,100     $       699,161
                                                                              ---------------
TOTAL PREFERRED STOCKS
   (cost of $703,184)                                                                 699,161
                                                                              ---------------

                                                               UNITS
                                                          ---------------
WARRANTS--0.0%
INFORMATION TECHNOLOGY--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
Lucent Technologies, Inc. (a)                                         113                 178
                                                                              ---------------
TOTAL WARRANTS
   (cost of $0)                                                                           178
                                                                              ---------------

                                                                PAR
                                                          ---------------
SHORT-TERM OBLIGATION--1.4%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/04, due 01/03/05
   at 1.500%, collateralized by a
   U.S. Treasury Bond maturing
   11/15/27, market value of $1,077,379
   (repurchase proceeds $1,056,132)                       $     1,056,000           1,056,000
                                                                              ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $1,056,000)                                                             1,056,000
                                                                              ---------------
TOTAL INVESTMENTS--100.1%
   (cost of $61,519,821) (b)                                                       77,225,552
                                                                              ---------------
OTHER ASSETS & LIABILITIES, NET--(0.1)%                                               (41,740)
                                                                              ---------------
NET ASSETS--100.0%                                                            $    77,183,812
                                                                              ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $62,045,370.

                 See Accompanying Notes to Financial Statements.

The Fund was invested in the following countries at December 31, 2004:

SUMMARY OF SECURITIES BY                               % OF TOTAL
COUNTRY (UNAUDITED)                    VALUE           INVESTMENTS
------------------------           ------------        -----------
United Kingdom                     $ 18,301,594           23.7%
Japan                                17,380,891           22.5
France                                6,933,517            9.0
Germany                               5,729,534            7.4
Switzerland                           4,107,486            5.3
Italy                                 3,152,948            4.1
Netherlands                           3,054,323            4.0
Sweden                                2,750,300            3.6
Canada                                2,000,798            2.6
United States*                        1,755,839            2.3
Ireland                               1,736,425            2.2
Norway                                1,408,343            1.8
Finland                               1,288,295            1.7
Denmark                               1,199,621            1.6
Austria                                 957,924            1.2
Greece                                  813,203            1.1
Mexico                                  713,832            0.9
Israel                                  704,696            0.9
South Korea                             688,317            0.9
Hong Kong                               643,767            0.8
Panama                                  639,693            0.8
Spain                                   536,432            0.7
Belgium                                 478,111            0.6
Singapore                               249,663            0.3
                                   ------------          -----
                                   $ 77,225,552          100.0%
                                   ============          =====

*    Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                             % OF NET ASSETS
------------------                             ---------------
Financials                                          23.5%
Consumer Discretionary                              14.7
Health Care                                         11.6
Industrial                                           9.8
Consumer Staples                                     9.3
Energy                                               8.7
Telecommunication Services                           6.8
Materials                                            5.4
Information Technology                               5.0
Utilities                                            3.9
Short-Term Obligation                                1.4
Other Assets & Liabilities, Net                     (0.1)
                                                   -----
                                                   100.0%
                                                   =====

            ACRONYM              NAME
            -------              ----
            ADR        American Depositary Receipt
            GDR        Global Depositary Receipt

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Columbia International Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $    61,519,821
                                                                                   ---------------
Investments, at value                                                              $    77,225,552
Cash                                                                                            59
Foreign currency (cost of $7,317)                                                            7,307
Receivable for:
   Investments sold                                                                      1,091,573
   Interest                                                                                     44
   Dividends                                                                                74,823
   Foreign tax reclaim                                                                      21,631
Expense reimbursement due from Investment Advisor                                           13,838
Deferred Trustees' compensation plan                                                         5,783
                                                                                   ---------------
     TOTAL ASSETS                                                                       78,440,610
                                                                                   ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                                   339,346
   Fund shares repurchased                                                                 811,340
   Investment advisory fee                                                                  58,493
   Transfer agent fee                                                                          606
   Pricing and bookkeeping fees                                                              3,760
   Trustees' fees                                                                              379
   Audit fee                                                                                19,250
   Custody fee                                                                               9,114
   Distribution fee--Class B                                                                 1,848
Deferred Trustees' fees                                                                      5,783
Other liabilities                                                                            6,879
                                                                                   ---------------
     TOTAL LIABILITIES                                                                   1,256,798
                                                                                   ---------------
NET ASSETS                                                                         $    77,183,812
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    73,776,010
Overdistributed net investment income                                                       (7,668)
Accumulated net realized loss                                                          (12,293,699)
Net unrealized appreciation on:
   Investments                                                                          15,705,731
   Foreign currency translations                                                             3,438
                                                                                   ---------------
NET ASSETS                                                                         $    77,183,812
                                                                                   ===============
CLASS A:
Net assets                                                                         $    70,391,359
Shares outstanding                                                                      37,001,999
                                                                                   ===============
Net asset value per share                                                          $          1.90
                                                                                   ===============
CLASS B:
Net assets                                                                         $     6,792,453
Shares outstanding                                                                       3,582,100
                                                                                   ===============
Net asset value per share                                                          $          1.90
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Columbia International Fund, Variable Series

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $     1,476,810
Interest                                                                                    10,665
                                                                                   ---------------
     Total Investment Income (net of foreign taxes withheld of $185,526)                 1,487,475
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                    694,542
Distribution fee--Class B                                                                   16,418
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                35,986
Trustees' fees                                                                               9,299
Custody fee                                                                                 84,826
Non-recurring costs (See Note 7)                                                             3,909
Other expenses                                                                              64,399
                                                                                   ---------------
     Total Expenses                                                                        916,879
Fees and expenses waived or reimbursed by Investment Advisor                              (162,060)
Non-recurring costs assumed by Investment Advisor (See Note 7)                              (3,909)
Custody earnings credit                                                                        (43)
                                                                                   ---------------
     Net Expenses                                                                          750,867
                                                                                   ---------------
Net Investment Income                                                                      736,608
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND
FOREIGN CAPITAL GAINS TAX:
Net realized gain (loss) on:
   Investments                                                                          12,932,946
   Foreign currency transactions                                                           (12,136)
   Foreign capital gains tax                                                               (68,972)
   Net realized loss on disposal of invesments purchased in error (See Note 6)                  --
                                                                                   ---------------
     Net realized gain                                                                  12,851,838
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                          (4,052,824)
   Foreign currency translations                                                           (44,358)
   Foreign capital gains tax                                                               103,767
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                 (3,993,415)
                                                                                   ---------------
Net Gain                                                                                 8,858,423
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     9,595,031
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Columbia International Fund, Variable Series

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004                2003
----------------------------------                                                 ---------------     ---------------
OPERATIONS:
Net investment income                                                              $       736,608     $     1,145,148
Net realized gain (loss) on investments and foreign currency transactions               12,851,838          (2,602,025)
Net change in unrealized appreciation/depreciation on investments,
   foreign currency translations and foreign capital gains tax                          (3,993,415)         24,758,829
                                                                                   ---------------     ---------------
        Net Increase from Operations                                                     9,595,031          23,301,952
                                                                                   ---------------     ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                (812,607)           (780,341)
   Class B                                                                                 (62,958)            (54,564)
                                                                                   ---------------     ---------------
        Total Distributions Declared to Shareholders                                      (875,565)           (834,905)
                                                                                   ---------------     ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         2,715,897          22,045,783
   Proceeds received in connection with merger                                                  --          35,910,049
   Distributions reinvested                                                                812,607             780,341
   Redemptions                                                                         (16,270,373)        (33,015,574)
                                                                                   ---------------     ---------------
        Net Increase (Decrease)                                                        (12,741,869)         25,720,599
                                                                                   ---------------     ---------------
Class B:
   Subscriptions                                                                           504,785             261,779
   Proceeds received in connection with merger                                                  --           5,503,084
   Distributions reinvested                                                                 62,958              54,564
   Redemptions                                                                          (1,363,336)           (888,774)
                                                                                   ---------------     ---------------
        Net Increase (Decrease)                                                           (795,593)          4,930,653
                                                                                   ---------------     ---------------
Net Increase (Decrease) from Share Transactions                                        (13,537,462)         30,651,252
                                                                                   ---------------     ---------------
Total Increase (Decrease) in Net Assets                                                 (4,817,996)         53,118,299
NET ASSETS:
Beginning of period                                                                     82,001,808          28,883,509
                                                                                   ---------------     ---------------
End of period (including undistributed (overdistributed) net investment income
   of $(7,668) and $101,611, respectively)                                         $    77,183,812     $    82,001,808
                                                                                   ===============     ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                         1,543,162          15,774,129
   Issued in connection with merger                                                             --          28,728,067
   Issued for distributions reinvested                                                     432,171             468,404
   Redemptions                                                                          (9,365,532)        (23,430,429)
                                                                                   ---------------     ---------------
        Net Increase (Decrease)                                                         (7,390,199)         21,540,171
                                                                                   ---------------     ---------------
Class B:
   Subscriptions                                                                           302,309             180,431
   Issued in connection with merger                                                             --           4,437,971
   Issued for distributions reinvested                                                      33,751              32,782
   Redemptions                                                                            (790,682)           (614,950)
                                                                                   ---------------     ---------------
        Net Increase (Decrease)                                                           (454,622)          4,036,234
                                                                                   ---------------     ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Columbia International Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Columbia International Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   FOREIGN CAPITAL GAINS TAXES--Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for distributions in excess, foreign currency transactions and foreign capital gains tax were identified and reclassified among the components of the Fund's net assets as follows:

        OVERDISTRIBUTED         ACCUMULATED         PAID-IN
     NET INVESTMENT INCOME   NET REALIZED LOSS      CAPITAL
     ---------------------   -----------------      -------
          $ 29,678             $ (199,649)         $ 169,971

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                  DECEMBER 31,    DECEMBER 31,
                                      2004            2003
                                  ------------    ------------
Distributions paid from:
     Ordinary income                $ 875,565       $ 834,905
     Long-term capital gains               --              --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED      UNDISTRIBUTED
        ORDINARY           LONG-TERM        NET UNREALIZED
         INCOME          CAPITAL GAINS       APPRECIATION*
      -------------      -------------      --------------
          $ --                 $ --          $ 15,181,595

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and changes in the value of assets and liabilities resulting from changes in exchange rates.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation              $ 15,786,144
     Unrealized depreciation                  (605,962)
                                          ------------
       Net unrealized appreciation        $ 15,180,182
                                          ============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2007                              $    339,440
       2008                                   668,968
       2009                                 6,672,015
       2010                                 3,027,462
       2011                                 1,060,264
                                         ------------
                                         $ 11,768,149
                                         ============

Of the capital loss carryforwards attributable to the Fund, $1,038,036 ($106,582 expiring 12/31/07, $585,442 expiring 12/31/08, $173,006 expiring 12/31/09 and
$173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $474,576 ($232,858 expiring 12/31/07, $83,526 expiring 12/31/08, $79,096 expiring 12/31/09 and $79,096 expiring 12/31/10) remain from the Fund's merger with Colonial Global Equity Fund, Variable Series (See Note 8). Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $11,725,001 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.87%
Next $500 million                              0.82%
Next $500 million                              0.77%
$1.5 billion to $3 billion                     0.72%
$3 billion to $6 billion                       0.70%
Over $6 billion                                0.68%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.90%
Next $500 million                              0.85%
Over $1.5 billion                              0.80%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.049%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.21% of the Fund's average daily net assets. Columbia contractually agreed to maintain this arrangement until April 6, 2004. Effective April 7, 2004, Columbia voluntarily agreed to continue this arrangement, however Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,404 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $77,081,937 and $91,184,283, respectively.

NOTE 6. OTHER

During the year ended December 31, 2004, the Fund purchased shares of Compass Group PLC in error. This position was subsequently sold off at a loss of $25,637 and the Fund was reimbursed by Columbia.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   ISSUER FOCUS--As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $3,909 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series (collectively, "the target funds"), merged into the Colonial International Fund for Growth, Variable Series. The Colonial International Fund for Growth, Variable Series, received a tax-free transfer of assets from the target funds as follows:

                             SHARES       NET ASSETS           UNREALIZED
                             ISSUED        RECEIVED          DEPRECIATION(1)
                             ------       ----------         ---------------
Colonial
International
Horizons Fund,
Variable Series            3,046,706     $  3,777,920          $   852,127

Colonial Global
Equity Fund,
Variable Series            1,391,632        1,725,629            1,018,882

Stein Roe
Global
Utilities Fund,
Variable Series           28,727,700       35,909,584              610,951

                                            NET ASSETS
    NET ASSETS           NET ASSETS         OF COLONIAL
    OF COLONIAL            OF THE          INTERNATIONAL
   INTERNATIONAL           TARGET            FUND FOR
     FUND FOR              FUNDS            GROWTH, VS
    GROWTH, VS          IMMEDIATELY         IMMEDIATELY
     PRIOR TO             PRIOR TO             AFTER
    COMBINATION         COMBINATION         COMBINATION
   -------------        ------------       -------------
    $ 27,327,712        $ 41,413,133        $ 68,740,845

(1) Unrealized depreciation is included in the respective Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Colonial International Fund for Growth, Variable Series was renamed the Columbia International Fund, Variable Series.

FINANCIAL HIGHLIGHTS

Columbia International Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                               PERIOD
                                                              YEAR ENDED DECEMBER 31,                           ENDED
                                             ----------------------------------------------------------     DECEMBER 31,
                                                2004               2003            2002          2001         2000 (a)
                                             ---------          ---------       ---------     ---------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $    1.69          $    1.26       $    1.46     $    1.93     $       2.50
                                             ---------          ---------       ---------     ---------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                  0.01               0.03            0.01            --(c)         (0.01)
Net realized and unrealized gain (loss)
   on investments, foreign currency and
   foreign capital gains tax                      0.22               0.41           (0.21)        (0.47)           (0.22)
                                             ---------          ---------       ---------     ---------     ------------
     Total from Investment Operations             0.23               0.44           (0.20)        (0.47)           (0.23)
                                             ---------          ---------       ---------     ---------     ------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                       (0.02)             (0.01)             --(c)         --            (0.04)
In excess of net investment income                  --                 --              --            --               --(c)
From net realized gains                             --                 --              --            --            (0.30)
In excess of net realized gains                     --                 --              --            --               --(c)
                                             ---------          ---------       ---------     ---------     ------------
     Total Distributions Declared to
        Shareholders                             (0.02)             (0.01)             --            --            (0.34)
                                             ---------          ---------       ---------     ---------     ------------
NET ASSET VALUE, END OF PERIOD               $    1.90          $    1.69       $    1.26     $    1.46     $       1.93
                                             =========          =========       =========     =========     ============
Total return (d)(e)                              13.48%(f)(g)       35.21%(f)      (13.56)%      (24.35)%          (9.01)%(h)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses (i)                                      1.20%              1.22%           1.38%         1.48%            1.33%(j)
Net investment income (loss) (i)                  0.72%              1.71%           0.37%         0.16%           (0.43)%(j)
Waiver/reimbursement                              0.21%              0.18%             --            --               --
Portfolio turnover rate                            101%               104%             39%           34%              76%
Net assets, end of period (000's)            $   6,792          $   6,817       $       1     $       1     $          1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

PORTFOLIO MANAGER'S DISCUSSION

Columbia Real Estate Equity Fund, Variable Series / December 31, 2004

Columbia Real Estate Equity Fund, Variable Series seeks to provide capital appreciation and above-average current income.

David W. Jellison has managed the fund and its predecessor since its inception in March 1998.

Buoyed by a strong economy and a relatively favorable interest rate environment, the market for real estate investment trusts (REITs) took in a stampede of investor money during 2004. As a result, REIT stock prices were propelled higher and the sector delivered exceptional returns for the year ended December 31, 2004. The fund and its benchmark, the NAREIT Index, both handily outperformed the S&P 500 Index. However, a defensive posture, represented by an allocation to the paper and forest product sectors, caused the fund to modestly underperform its benchmark for the 12-month period. Even so, we continue to believe that these securities will help cushion the fund in a less favorable REIT environment.

ECONOMIC GROWTH INCREASED DEMAND FOR SPACE
Steady economic growth benefited REIT stocks because it generally increased the demand for space. Relatively low interest rates also tended to favor REITs. Despite five increases in short-term interest rates by the Federal Reserve Board, yields on longer term securities, such as the 10-year bond, were virtually unchanged from where they started the year.

LODGING AND OFFICE REIT STOCKS AID PERFORMANCE
During the year, we increased the fund's allocation to lodging stocks from approximately 5% to 17.5% of net assets. This allocation, which was approximately three times the sector's weight in the index, paid off as lodging REITs performed strongly--particularly in the last nine months. We used proceeds from the sale of retail and industrial REITs to add to the lodging sector. We shifted the fund's exposure to industrial REITs from an overweight to an underweight relative to the index, a move that did not benefit performance because the sector continued to perform strongly. However, we believe industrial REITs have become expensive relative to their earnings prospects while valuation concerns justify lower exposure going forward. We also reduced the fund's retail REIT allocation even though retail was the fastest growing sector of the REIT market. We believe that cash flow growth rates for these companies have peaked. We believe the fund's allocation has the potential to help performance going forward.

Although the office REIT sector underperformed, we zeroed in on some strong performers in the sector. And the fund had less exposure to office REITs than the index, which also helped relative performance. We have underweighted office REITs because the sector continues to struggle with oversupply in the face of a very slow recovery in the employment market.

REIT DIVIDEND YIELDS FALL
The average dividend yield on REIT stocks fell from 5.5% to 4.7% during this reporting period. Because REITs are pass-through vehicles that are taxed at the ordinary income tax rate (as compared to the lower dividend tax rate), this decline was significant for investors. To help offset the impact of declining yields, we sought more income potential by purchasing additional income deposit securities (IDS). An IDS combines a share of dividend-paying common stock with an interest in corporate subordinated debt. The security pays both a dividend, which is now taxed at the lower dividend tax rate, and interest, which is taxed at the ordinary income rate. The fund now holds three of these securities, representing 2.4% of net assets as of year end.

THREAT OF RISING RATES LOOMS
The biggest threat to REIT stocks is the potential for intermediate- and long-term interest rates to rise as the Federal Reserve continues to apply the brakes to inflation and manage economic growth. Because we believe economic good news is already priced into many of these stocks, rising rates could provide a valuation headwind for the REIT market. As a result, we plan to continue to position the fund away from REIT stocks and toward other real estate related issues, particularly in sectors we believe are linked to a strengthening economy such as lodging and paper and forest products.

On October 13, 2004, the Board of Trustees of the fund voted to liquidate the fund. The fund was liquidated on February 18, 2005.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION

Columbia Real Estate Equity Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR    5-YEAR    LIFE
-------------------------------------------------------------
Class B (4/14/03)                     30.27     19.16   11.34
NAREIT Index(1)                       31.58     21.95   12.00
S&P 500 Index(2)                      10.88     -2.30    3.62

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 3/3/98(3) - 12/31/04

Class B: $20,824

            CLASS B SHARES     NAREIT INDEX     S&P 500 INDEX
  3/3/1998      $  10,000         $  10,000         $  10,000
 3/31/1998      $  10,350         $  10,179         $  10,485
 4/30/1998      $   9,981         $   9,847         $  10,591
 5/31/1998      $   9,931         $   9,778         $  10,409
 6/30/1998      $   9,908         $   9,712         $  10,831
 7/31/1998      $   9,356         $   9,081         $  10,717
 8/31/1998      $   8,664         $   8,224         $   9,167
 9/30/1998      $   9,079         $   8,690         $   9,755
10/31/1998      $   8,917         $   8,529         $  10,548
11/30/1998      $   9,079         $   8,654         $  11,187
12/31/1998      $   9,044         $   8,436         $  11,831
 1/31/1999      $   8,889         $   8,260         $  12,326
 2/28/1999      $   8,827         $   8,066         $  11,942
 3/31/1999      $   8,753         $   8,029         $  12,420
 4/30/1999      $   9,406         $   8,791         $  12,901
 5/31/1999      $   9,675         $   8,985         $  12,596
 6/30/1999      $   9,443         $   8,839         $  13,295
 7/31/1999      $   9,077         $   8,558         $  12,880
 8/31/1999      $   9,066         $   8,450         $  12,817
 9/30/1999      $   8,645         $   8,128         $  12,466
10/31/1999      $   8,454         $   7,928         $  13,255
11/30/1999      $   8,370         $   7,799         $  13,524
12/31/1999      $   8,670         $   8,046         $  14,321
 1/31/2000      $   8,702         $   8,073         $  13,602
 2/29/2000      $   8,487         $   7,977         $  13,345
 3/31/2000      $   8,925         $   8,239         $  14,650
 4/30/2000      $   9,466         $   8,793         $  14,209
 5/31/2000      $   9,552         $   8,879         $  13,918
 6/30/2000      $   9,874         $   9,107         $  14,262
 7/31/2000      $  10,772         $   9,903         $  14,039
 8/31/2000      $  10,323         $   9,501         $  14,911
 9/30/2000      $  10,731         $   9,804         $  14,124
10/31/2000      $  10,234         $   9,379         $  14,064
11/30/2000      $  10,521         $   9,499         $  12,956
12/31/2000      $  11,145         $  10,168         $  13,020
 1/31/2001      $  11,023         $  10,274         $  13,482
 2/28/2001      $  10,866         $  10,109         $  12,252
 3/31/2001      $  10,659         $  10,207         $  11,475
 4/30/2001      $  11,041         $  10,451         $  12,367
 5/31/2001      $  11,254         $  10,704         $  12,450
 6/30/2001      $  11,776         $  11,331         $  12,147
 7/31/2001      $  11,527         $  11,106         $  12,028
 8/31/2001      $  11,900         $  11,512         $  11,275
 9/30/2001      $  11,101         $  11,035         $  10,364
10/31/2001      $  10,688         $  10,719         $  10,562
11/30/2001      $  11,352         $  11,309         $  11,372
12/31/2001      $  11,668         $  11,584         $  11,472
 1/31/2002      $  11,737         $  11,608         $  11,305
 2/28/2002      $  11,979         $  11,832         $  11,087
 3/31/2002      $  12,477         $  12,542         $  11,504
 4/30/2002      $  12,569         $  12,648         $  10,807
 5/31/2002      $  12,812         $  12,819         $  10,727
 6/30/2002      $  13,010         $  13,169         $   9,963
 7/31/2002      $  12,277         $  12,480         $   9,187
 8/31/2002      $  12,149         $  12,455         $   9,246
 9/30/2002      $  11,642         $  11,977         $   8,241
10/31/2002      $  11,256         $  11,401         $   8,967
11/30/2002      $  11,852         $  11,938         $   9,495
12/31/2002      $  11,966         $  12,026         $   8,937
 1/31/2003      $  11,643         $  11,676         $   8,703
 2/28/2003      $  11,768         $  11,869         $   8,573
 3/31/2003      $  11,988         $  12,106         $   8,656
 4/30/2003      $  12,510         $  12,639         $   9,369
 5/31/2003      $  13,121         $  13,402         $   9,863
 6/30/2003      $  13,377         $  13,694         $   9,989
 7/31/2003      $  14,051         $  14,427         $  10,165
 8/31/2003      $  14,288         $  14,505         $  10,363
 9/30/2003      $  14,633         $  14,998         $  10,253
10/31/2003      $  14,820         $  15,270         $  10,834
11/30/2003      $  15,397         $  15,935         $  10,929
12/31/2003      $  15,985         $  16,493         $  11,502
 1/31/2004      $  16,479         $  17,206         $  11,713
 2/29/2004      $  16,871         $  17,507         $  11,876
 3/31/2004      $  17,603         $  18,475         $  11,697
 4/30/2004      $  15,503         $  15,781         $  11,513
 5/31/2004      $  16,393         $  16,906         $  11,671
 6/30/2004      $  16,932         $  17,402         $  11,897
 7/31/2004      $  16,844         $  17,459         $  11,503
 8/31/2004      $  17,880         $  18,846         $  11,549
 9/30/2004      $  18,066         $  18,834         $  11,674
10/31/2004      $  18,778         $  19,842         $  11,853
11/30/2004      $  19,756         $  20,697         $  12,333
12/31/2004      $  20,824         $  21,704         $  12,749

NET ASSET VALUE PER SHARE ($)            12/31/03     12/31/04
--------------------------------------------------------------
Class B                                   10.99         12.42

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.
(1)  Index performance for the life of the fund is from February 28, 1998.
(2)  Index performance for the life of the fund is from March 3, 1998.
(3) Inception date of class A shares (oldest existing share class). Index performance for the NAREIT Index is from February 28, 1998, and index performance for the S&P 500 Index is from March 3, 1998.

UNDERSTANDING YOUR EXPENSES

Columbia Real Estate Equity Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04        BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------------
                             ACTUAL    HYPOTHETICAL       ACTUAL   HYPOTHETICAL      ACTUAL  HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------------
Class B                     1,000.00     1,000.00        1,229.80    1,019.51         6.28       5.69                1.12

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Columbia Real Estate Equity Fund, Variable Series / December 31, 2004

                                                               SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--99.3%
CONSUMER DISCRETIONARY--13.7%
HOTELS, RESTAURANTS & LEISURE--13.1%
Hilton Hotels Corp.                                                 7,515   $       170,891
La Quinta Corp. (a)                                                 7,520            68,357
Marriott International, Inc., Class A                               1,970           124,071
Starwood Hotels & Resorts
   Worldwide, Inc.                                                  2,535           148,044
                                                                            ---------------
                                                                                    511,363
                                                                            ---------------

MULTILINE RETAIL--0.6%
Sears, Roebuck and Co.                                                400            20,412
                                                                            ---------------

FINANCIALS--76.8%
REAL ESTATE--76.8%
Alexandria Real Estate Equities, Inc.,
   REIT                                                             2,310           171,910
Archstone-Smith Trust, REIT                                         2,440            93,452
AvalonBay Communities, Inc., REIT                                   1,060            79,818
Boston Properties, Inc., REIT                                         925            59,820
Brookfield Properties Corp.                                         1,670            62,458
CenterPoint Properties Trust, REIT                                  1,870            89,554
Corporate Office Properties Trust,
   REIT                                                             1,500            44,025
Cousins Properties, Inc., REIT                                      4,920           148,928
Duke Realty Corp., REIT                                             2,740            93,544
Equity Office Properties Trust, REIT                                3,606           105,007
Equity Residential, REIT                                            5,090           184,156
Essex Property Trust, Inc., REIT                                      400            33,520
General Growth Properties, Inc.,
   REIT                                                             4,650           168,144
Host Marriott Corp., REIT                                          10,210           176,633
iStar Financial, Inc., REIT                                         4,520           204,575
Kimco Realty Corp., REIT                                            2,037           118,126
Liberty Property Trust, REIT                                        1,800            77,760
Newcastle Investment Corp., REIT                                    1,295            41,155
Pan Pacific Retail Properties, Inc.,
   REIT                                                             1,210            75,867
ProLogis Trust, REIT                                                3,890           168,554
Public Storage, Inc., REIT                                          2,370           132,127
Regency Centers Corp., REIT                                         2,640           146,256
Simon Property Group, Inc., REIT                                    3,180           205,651
SL Green Realty Corp., REIT                                         1,050            63,578
St. Joe Co.                                                         1,850           118,770
United Dominion Realty Trust, Inc.,
   REIT                                                             2,030            50,344
Vornado Realty Trust, REIT                                          1,110            84,504
                                                                            ---------------
                                                                                  2,998,236
                                                                            ---------------

MATERIALS--8.8%
PAPER & FOREST PRODUCTS--8.8%
Bowater, Inc.                                                       3,415   $       150,157
International Paper Co.                                             2,860           120,120
MeadWestvaco Corp.                                                  2,175            73,711
                                                                            ---------------
                                                                                    343,988
                                                                            ---------------

TOTAL COMMON STOCKS
   (cost of $2,723,998)                                                           3,873,999
                                                                            ---------------

INCOME DEPOSIT SECURITIES--2.4%
CONSUMER DISCRETIONARY--0.9%
HOTELS, RESTAURANTS & LEISURE--0.9%
Centerplate, Inc.                                                   2,700            35,721
                                                                            ---------------

CONSUMER STAPLES--1.0%
FOOD & STAPLES RETAILING--1.0%
B&G Foods, Inc.                                                     2,600            38,948
                                                                            ---------------

TELECOMMUNICATION SERVICES--0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
Otelco, Inc.                                                        1,300            20,670
                                                                            ---------------
TOTAL INCOME DEPOSIT SECURITIES
   (cost of $99,771)                                                                 95,339
                                                                            ---------------

TOTAL INVESTMENTS--101.7%
   (cost of $2,823,769) (b)                                                       3,969,338
                                                                            ---------------

OTHER ASSETS & LIABILITIES, NET--(1.7)%                                             (66,013)
                                                                            ---------------

NET ASSETS--100.0%                                                          $     3,903,325
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $2,831,845.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                           % OF NET ASSETS
------------------                           ---------------
Financials                                          76.8%
Consumer Discretionary                              14.6
Materials                                            8.8
Consumer Staples                                     1.0
Telecommunication Services                           0.5
Other Assets & Liabilities, Net                     (1.7)
                                                   -----
                                                   100.0%
                                                   =====

            ACRONYM                NAME
            -------                ----
             REIT      Real Estate Investment Trust

                See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Columbia Real Estate Equity Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $     2,823,769
                                                                                   ---------------
Investments, at value                                                              $     3,969,338
Receivable for:
   Fund shares sold                                                                            571
   Dividends                                                                                13,873
Expense reimbursement due from Investment Advisor                                            3,231
Deferred Trustees' compensation plan                                                         1,718
                                                                                   ---------------
     TOTAL ASSETS                                                                        3,988,731
                                                                                   ---------------

LIABILITIES:
Payable to custodian bank                                                                   39,685
Payable for:
   Investments purchased                                                                     3,040
   Fund shares repurchased                                                                  26,820
   Investment advisory fee                                                                   2,676
   Administration fee                                                                          301
   Transfer agent fee                                                                          417
   Pricing and bookkeeping fees                                                              2,085
   Trustees' fees                                                                               33
   Audit fee                                                                                 7,544
   Custody fee                                                                                 416
   Distribution fee--Class B                                                                   640
Deferred Trustees' fees                                                                      1,718
Other liabilities                                                                               31
                                                                                   ---------------
     TOTAL LIABILITIES                                                                      85,406
                                                                                   ---------------
NET ASSETS                                                                         $     3,903,325
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $     2,709,077
Overdistributed net investment income                                                       (1,705)
Accumulated net realized gain                                                               50,384
Net unrealized appreciation on investments                                               1,145,569
                                                                                   ---------------
NET ASSETS                                                                         $     3,903,325
                                                                                   ===============

CLASS A:
Net assets                                                                         $     1,149,381
Shares outstanding                                                                          92,784
                                                                                   ===============
Net asset value per share                                                          $         12.39
                                                                                   ===============

CLASS B:
Net assets                                                                         $     2,753,944
Shares outstanding                                                                         221,695
                                                                                   ===============
Net asset value per share                                                          $         12.42
                                                                                   ===============

                See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Columbia Real Estate Equity Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $       177,777
Interest                                                                                     1,988
                                                                                   ---------------
     Total Investment Income (net of foreign taxes withheld of $156)                       179,765
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                     29,082
Administration fee                                                                           3,296
Distribution fee--Class B                                                                    6,680
Transfer agent fee                                                                           5,000
Pricing and bookkeeping fees                                                                25,000
Trustees' fees                                                                               6,275
Custody fee                                                                                  3,953
Audit fee                                                                                    4,833
Non-recurring costs (See Note 6)                                                               194
Other expenses                                                                               5,900
                                                                                   ---------------
     Total Expenses                                                                         90,213
Fees and expenses waived or reimbursed by Investment Advisor                               (34,899)
Non-recurring costs assumed by Investment Advisor (See Note 6)                                (194)
Custody earnings credit                                                                       (102)
                                                                                   ---------------
     Net Expenses                                                                           55,018
                                                                                   ---------------
Net Investment Income                                                                      124,747
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                           420,171
Net change in unrealized appreciation/depreciation on investments                          491,286
                                                                                   ---------------
Net Gain                                                                                   911,457
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     1,036,204
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Columbia Real Estate Equity Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                        2004              2003
                                                                                   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                                              $       124,747   $        20,974
Net realized gain on investments                                                           420,171           540,776
Net change in unrealized appreciation/depreciation on investments                          491,286           323,613
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     1,036,204           885,363
                                                                                   ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                 (45,038)           (6,669)
   Class B                                                                                 (94,997)          (12,646)
From net realized gains:
   Class A                                                                                (127,115)         (127,579)
   Class B                                                                                (277,739)         (344,419)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                      (544,889)         (491,313)
                                                                                   ---------------   ---------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                           496,124           689,817
   Proceeds received in connection with merger                                                  --             1,269
   Distributions reinvested                                                                172,153           137,660
   Redemptions                                                                            (596,466)       (1,058,627)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                             71,811          (229,881)
                                                                                   ---------------   ---------------

Class B:
   Subscriptions                                                                           647,949           429,718
   Proceeds received in connection with merger                                                  --         1,868,312
   Distributions reinvested                                                                372,736           353,653
   Redemptions                                                                          (1,035,323)         (440,174)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                            (14,638)        2,211,509
                                                                                   ---------------   ---------------
Net Increase from Share Transactions                                                        57,173         1,981,628
                                                                                   ---------------   ---------------
Total Increase in Net Assets                                                               548,488         2,375,678
NET ASSETS:
Beginning of period                                                                      3,354,837           979,159
                                                                                   ---------------   ---------------
End of period (including overdistributed net investment
   income of $(1,705) and $(785), respectively)                                    $     3,903,325   $     3,354,837
                                                                                   ===============   ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                            43,392            50,234
   Issued in connection with merger                                                             --               129
   Issued for distributions reinvested                                                      13,969            12,550
   Redemptions                                                                             (48,001)          (81,080)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                              9,360           (18,167)
                                                                                   ---------------   ---------------

Class B:
   Subscriptions                                                                            55,312            38,575
   Issued in connection with merger                                                             --           190,256
   Issued for distributions reinvested                                                      30,157            32,073
   Redemptions                                                                             (85,863)          (38,815)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                               (394)          222,089
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Columbia Real Estate Equity Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Columbia Real Estate Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks to provide capital appreciation and above-average current income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

        OVERDISTRIBUTED         ACCUMULATED      PAID-IN
     NET INVESTMENT INCOME   NET REALIZED LOSS   CAPITAL
     ---------------------   -----------------   -------
     $              14,368   $         (13,733)  $  (635)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                     DECEMBER 31,   DECEMBER 31,
                                         2004           2003
                                     ------------   ------------
Distributions paid from:
     Ordinary income*                $    157,871   $    165,123
     Long-term capital gains              387,018        326,190

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED    UNDISTRIBUTED
        ORDINARY         LONG-TERM      NET UNREALIZED
         INCOME        CAPITAL GAINS     APPRECIATION*
      -------------    -------------    --------------
      $          --    $      58,459    $    1,137,493

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation                $  1,144,894
     Unrealized depreciation                      (7,401)
                                            ------------
       Net unrealized appreciation          $  1,137,493
                                            ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee at the annual rate of 0.65% of the Fund's average daily net assets.

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.75%
Next $500 million                              0.70%
Over $1 billion                                0.65%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                              0.085%
Next $1.5 billion                             0.078%
Over $2.5 billion                             0.073%

For the year ended December 31, 2004, the Fund's effective administration fee rate was 0.085%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund as follows:

                                                ANNUAL
AVERAGE DAILY NET ASSETS                       FEE RATE
------------------------                       ---------
Under $50 million                              $  25,000
Over $50 million but less than $200 million    $  35,000
Over $200 million but less than $500 million   $  50,000
Over $500 million but less than $1 billion     $  85,000
Over $1 billion                                $ 125,000

The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.644%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $5,000.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.13%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.90% of the Fund's average daily net assets. Columbia contractually agreed to maintain this arrangement until April 13, 2004. Effective April 14, 2004, Columbia voluntarily agreed to continue this arrangement, however Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,291 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $1,390,821 and $1,616,890, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $194 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Crabbe Huson Real Estate Investment Fund, Variable Series merged into the Galaxy VIP Columbia Real Estate Equity Fund II, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust. Also on April 14, 2003, the Galaxy VIP Columbia Real Estate Equity Fund II, created a Class B into which Crabbe Huson Real Estate Investment Fund, Variable Series Class B shares were reorganized. The Galaxy VIP Columbia Real Estate Equity Fund II received a tax-free transfer of assets from the Crabbe Huson Real Estate Investment Fund, Variable Series as follows:

          SHARES               NET ASSETS            UNREALIZED
          ISSUED                RECEIVED            DEPRECIATION(1)
   --------------------   --------------------   -------------------
                190,385   $          1,869,581   $           243,393

        NET ASSETS             NET ASSETS
      OF GALAXY VIP         OF CRABBE HUSON
        COLUMBIA              REAL ESTATE           NET ASSETS OF
       REAL ESTATE             INVESTMENT        GALAXY VIP COLUMBIA
      EQUITY FUND II         FUND, VARIABLE       REAL ESTATE EQUITY
         PRIOR TO           SERIES PRIOR TO      FUND II IMMEDIATELY
       COMBINATION            COMBINATION         AFTER COMBINATION
   --------------------   --------------------   --------------------
   $            998,543   $          1,869,581   $          2,868,124

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Galaxy VIP Columbia Real Estate Equity Fund II was reorganized as the Columbia Real Estate Equity Fund, Variable Series.

The accompanying statement of changes in net assets and financial highlights for the Fund represent the historical operations of the Galaxy VIP Columbia Real Estate Equity Fund II for periods prior to April 14, 2003.

NOTE 8. PLAN OF LIQUIDATION

On October 13, 2004, the Board of Trustees of the Fund voted to liquidate the Fund. The Fund was liquidated on February 18, 2005.

FINANCIAL HIGHLIGHTS

Columbia Real Estate Equity Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                         YEAR           PERIOD
                                                                                        ENDED            ENDED
                                                                                     DECEMBER 31,     DECEMBER 31,
                                                                                         2004            2003 (a)
                                                                                   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $         10.99   $          9.82
                                                                                   ---------------   ---------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                                     0.37              0.05
Net realized and unrealized gain on investments                                               2.92              2.97
                                                                                   ---------------   ---------------
     Total from Investment Operations                                                         3.29              3.02
                                                                                   ---------------   ---------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                   (0.47)            (0.05)
From net realized gains                                                                      (1.39)            (1.80)
                                                                                   ---------------   ---------------
     Total Distributions Declared to Shareholders                                            (1.86)            (1.85)
                                                                                   ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                                                     $         12.42   $         10.99
                                                                                   ===============   ===============

Total return (c)(d)(e)                                                                       30.27%            30.75%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                                  1.50%             3.13%(h)
Net investment income (g)                                                                     3.12%             0.64%(h)
Waiver/reimbursement                                                                          0.90%             0.90%(h)
Portfolio turnover rate                                                                         37%              152%
Net assets, end of period (000's)                                                  $         2,754   $         2,441

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Columbia Real Estate Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Real Estate Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 2003 were audited by another independent registered public accounting firm whose report dated February 7, 2003 expressed an unqualified opinion on those highlights.

The Trustees of the Fund approved a plan of liquidation for the Fund as described in Note 8.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION

Columbia Real Estate Equity Fund, Variable Series


FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $388,337.

15.60% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION

Liberty Equity Fund, Variable Series / December 31, 2004

Liberty Equity Fund, Variable Series seeks long-term growth by investing in companies that the fund's investment advisor believes have above-average earnings potential.

Paul Berlinguet and Ed Hickey have co-managed the fund since October 2003. Mr. Berlinguet is co-head of the large-cap growth team for Columbia Management Advisors, Inc. He joined the advisor in October 2003. Mr. Hickey has been with the advisor or its predecessors since 1998.

The economic backdrop for stocks was mixed during 2004. For much of the year, the war in Iraq, a huge spike in oil prices, and the possibility of higher interest rates restrained investors, and stocks went nowhere. However, oil prices trended down and stocks rose in the last two months of the year. Improving economic growth, strong consumer spending and robust corporate earnings were also instrumental in sparking the late-year rally in stocks. All stock categories went up for the year; however, large-cap growth stocks trailed smaller-cap and value stocks. In this environment, the fund fell behind its benchmark, the S&P 500 Index, which returned 10.88% for the year.

FINANCIALS AND INFORMATION TECHNOLOGY FELL SHORT OF OUR EXPECTATIONS
Stock selection and an underweight in financials were largely responsible for the portfolio's underperformance relative to the S&P 500. The fund owned Marsh & McLennan, Inc., which came under investigation by the attorney general of New York. Another holding was the Federal National Mortgage Association (Fannie
Mae), which declined because of an accounting controversy. Both stocks were sold. The fund also lost out on the strong performance of our parent company, Bank of America. The stock accounts for a significant position in the S&P 500 Index, but the fund is prohibited from purchasing it due to regulatory requirements.

   An emphasis on corporate cost cutting, rather than on capital spending, had a negative impact on the information technology sector. For many companies, the technology upgrades that were installed in the late 1990s in preparation for the year 2000 continued to be adequate. We believe we are coming to the end of this upgrade cycle and that capital spending for technology should pick up. Therefore, we maintained the fund's relatively large weight in information technology. The fund had a relatively big position in semiconductor company Analog Devices, Inc., which declined (0.6% of net assets). It also owned Agilent Technologies, Inc. and Veritas Software Corporation. Both stocks detracted from performance and were sold.

SEEKING SOLUTIONS TO THE HIGH COST OF HEALTH CARE WAS A THEME
Health care stocks made the biggest contribution to performance. In this area, we de-emphasized large pharmaceutical companies in favor of companies that we believe are part of the solution to rising health care costs. The fund owned Caremark Rx, Inc., a prescription drug benefit manager, which aided returns (2.5% of net assets). An investment in generic drug producer Teva Pharmaceutical Industries Ltd. also added to results. (1.7% of net assets). HMOs were represented in the portfolio, and WellPoint, Inc. was a significant benefit to performance (1.6% of net assets).

   While the consumer staples sector did not perform as well as the benchmark, the fund's holdings in the area were a main driver of performance. We focused on companies with new products and/or business initiatives that could accelerate their growth. The fund owned Costco Wholesale Corp., which led the sector. We sold the stock when it reached our target price. Bunge Ltd., the world's largest soybean processor, added substantially to the fund's return (0.5% of net assets). Procter & Gamble Co., PepsiCo, Inc. and Hershey Foods Corp. were also large contributors to results (2.6%, 1.9% and 0.7% of net assets, respectively).

A POSITIVE OUTLOOK
Solid economic growth and declining oil prices have raised our hopes for another positive year for the stock market. However, there are offsetting factors that make us somewhat cautious, such as the threat of higher interest rates. As a result, we do not expect outsized returns in 2005. Because we believe that there is a good chance that companies will spend more heavily on technology, we have positioned the portfolio for that possibility. We also plan to continue to monitor areas that have been underweighted in the portfolio. For example, we have avoided owning large pharmaceutical companies, which has been a fortunate move because they have underperformed for three years. However, they account for a significant percentage of the fund's benchmark, and as such, we believe they bear watching. That said, we do not expect to make any dramatic shifts in the portfolio, and we will continue to diversify assets among leading growth companies in what we believe are the most attractive economic sectors.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business development and the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION

Liberty Equity Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR     5-YEAR    10-YEAR
-----------------------------------------------------------------
Class B (4/14/03)                      7.33      -4.98       9.12
S&P 500 Index                         10.88      -2.30      12.07

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95(1) - 12/31/04

Class B: $23,934

                 CLASS B SHARES       S&P 500 INDEX
  1/1/1995            $  10,000           $  10,000
 1/31/1995            $  10,231           $  10,259
 2/28/1995            $  10,539           $  10,659
 3/31/1995            $  10,834           $  10,974
 4/30/1995            $  11,076           $  11,296
 5/31/1995            $  11,403           $  11,748
 6/30/1995            $  11,616           $  12,021
 7/31/1995            $  11,944           $  12,420
 8/31/1995            $  11,809           $  12,451
 9/30/1995            $  12,041           $  12,976
10/31/1995            $  12,119           $  12,929
11/30/1995            $  12,595           $  13,497
12/31/1995            $  12,677           $  13,757
 1/31/1996            $  13,018           $  14,225
 2/29/1996            $  13,047           $  14,358
 3/31/1996            $  13,288           $  14,495
 4/30/1996            $  13,445           $  14,708
 5/31/1996            $  13,788           $  15,088
 6/30/1996            $  13,763           $  15,145
 7/31/1996            $  13,361           $  14,476
 8/31/1996            $  13,666           $  14,781
 9/30/1996            $  14,284           $  15,613
10/31/1996            $  14,539           $  16,044
11/30/1996            $  15,554           $  17,257
12/31/1996            $  15,400           $  16,916
 1/31/1997            $  16,190           $  17,973
 2/28/1997            $  16,101           $  18,113
 3/31/1997            $  15,793           $  17,369
 4/30/1997            $  16,893           $  18,406
 5/31/1997            $  17,577           $  19,526
 6/30/1997            $  18,141           $  20,401
 7/31/1997            $  19,502           $  22,025
 8/31/1997            $  18,706           $  20,792
 9/30/1997            $  19,409           $  21,931
10/31/1997            $  18,872           $  21,199
11/30/1997            $  19,410           $  22,180
12/31/1997            $  19,672           $  22,562
 1/31/1998            $  19,801           $  22,812
 2/28/1998            $  20,940           $  24,457
 3/31/1998            $  21,677           $  25,709
 4/30/1998            $  21,887           $  25,969
 5/31/1998            $  21,375           $  25,522
 6/30/1998            $  21,871           $  26,558
 7/31/1998            $  21,539           $  26,277
 8/31/1998            $  17,940           $  22,477
 9/30/1998            $  19,330           $  23,918
10/31/1998            $  21,273           $  25,862
11/30/1998            $  22,430           $  27,430
12/31/1998            $  24,294           $  29,010
 1/31/1999            $  25,421           $  30,222
 2/28/1999            $  24,295           $  29,282
 3/31/1999            $  25,602           $  30,454
 4/30/1999            $  26,147           $  31,632
 5/31/1999            $  25,439           $  30,886
 6/30/1999            $  27,494           $  32,600
 7/31/1999            $  26,598           $  31,583
 8/31/1999            $  26,329           $  31,428
 9/30/1999            $  26,074           $  30,567
10/31/1999            $  27,458           $  32,502
11/30/1999            $  28,650           $  33,161
12/31/1999            $  30,902           $  35,115
 1/31/2000            $  29,678           $  33,352
 2/29/2000            $  30,542           $  32,722
 3/31/2000            $  33,629           $  35,922
 4/30/2000            $  33,004           $  34,840
 5/31/2000            $  31,667           $  34,126
 6/30/2000            $  32,684           $  34,969
 7/31/2000            $  32,213           $  34,424
 8/31/2000            $  34,671           $  36,561
 9/30/2000            $  33,052           $  34,631
10/31/2000            $  32,513           $  34,485
11/30/2000            $  29,314           $  31,768
12/31/2000            $  30,340           $  31,924
 1/31/2001            $  31,089           $  33,057
 2/28/2001            $  27,859           $  30,042
 3/31/2001            $  25,485           $  28,137
 4/30/2001            $  27,415           $  30,324
 5/31/2001            $  27,692           $  30,527
 6/30/2001            $  26,379           $  29,785
 7/31/2001            $  26,007           $  29,493
 8/31/2001            $  24,332           $  27,647
 9/30/2001            $  21,977           $  25,413
10/31/2001            $  22,737           $  25,898
11/30/2001            $  24,458           $  27,885
12/31/2001            $  24,830           $  28,130
 1/31/2002            $  23,869           $  27,720
 2/28/2002            $  23,125           $  27,185
 3/31/2002            $  24,722           $  28,207
 4/30/2002            $  23,172           $  26,497
 5/31/2002            $  22,614           $  26,301
 6/30/2002            $  20,538           $  24,429
 7/31/2002            $  18,895           $  22,526
 8/31/2002            $  19,020           $  22,672
 9/30/2002            $  16,804           $  20,208
10/31/2002            $  18,293           $  21,986
11/30/2002            $  19,394           $  23,281
12/31/2002            $  17,970           $  21,914
 1/31/2003            $  17,473           $  21,340
 2/28/2003            $  17,317           $  21,020
 3/31/2003            $  17,527           $  21,224
 4/30/2003            $  18,911           $  22,973
 5/31/2003            $  19,970           $  24,183
 6/30/2003            $  20,110           $  24,493
 7/31/2003            $  20,359           $  24,924
 8/31/2003            $  20,765           $  25,410
 9/30/2003            $  20,328           $  25,141
10/31/2003            $  21,294           $  26,564
11/30/2003            $  21,558           $  26,797
12/31/2003            $  22,306           $  28,202
 1/31/2004            $  22,665           $  28,721
 2/29/2004            $  22,960           $  29,120
 3/31/2004            $  22,696           $  28,680
 4/30/2004            $  22,292           $  28,230
 5/31/2004            $  22,573           $  28,617
 6/30/2004            $  23,024           $  29,172
 7/31/2004            $  22,106           $  28,206
 8/31/2004            $  21,935           $  28,319
 9/30/2004            $  22,201           $  28,625
10/31/2004            $  22,279           $  29,063
11/30/2004            $  23,165           $  30,240
12/31/2004            $  23,934           $  31,258


NET ASSET VALUE PER SHARE ($)      12/31/03      12/31/04
---------------------------------------------------------
Class B                             14.33         15.31

PERFORMANCE HISTORY INCLUDES PERIODS FROM ITS PREDECESSOR FUND.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 11, 1993.

UNDERSTANDING YOUR EXPENSES

Liberty Equity Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04        BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------------
                             ACTUAL    HYPOTHETICAL       ACTUAL   HYPOTHETICAL      ACTUAL  HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------------
Class B                     1,000.00     1,000.00        1,040.02    1,018.35         6.92       6.85                1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Liberty Equity Fund, Variable Series / December 31, 2004

                                                               SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--98.7%
CONSUMER DISCRETIONARY--13.6%
HOTELS, RESTAURANTS & LEISURE - 2.6%
Hilton Hotels Corp.                                                 8,290   $       188,514
Marriott International, Inc., Class A                               5,750           362,135
Wendy's International, Inc.                                         9,700           380,822
                                                                            ---------------
                                                                                    931,471
                                                                            ---------------

INTERNET & CATALOG RETAIL--1.0%
eBay, Inc. (a)                                                      3,000           348,840
                                                                            ---------------

MEDIA--2.8%
News Corp., Class A                                                17,300           322,818
Viacom Inc., Class B                                               18,530           674,307
                                                                            ---------------
                                                                                    997,125
                                                                            ---------------

MULTILINE RETAIL--2.6%
Nordstrom, Inc.                                                     7,910           369,634
Target Corp.                                                       10,550           547,862
                                                                            ---------------
                                                                                    917,496
                                                                            ---------------

SPECIALTY RETAIL--4.6%
Bed Bath & Beyond, Inc. (a)                                         4,540           180,828
Home Depot, Inc.                                                   17,210           735,555
Lowe's Companies, Inc.                                             12,510           720,451
                                                                            ---------------
                                                                                  1,636,834
                                                                            ---------------

CONSUMER STAPLES--12.6%
BEVERAGES - 2.9%
Coca-Cola Co.                                                       8,040           334,705
PepsiCo, Inc.                                                      12,870           671,814
                                                                            ---------------
                                                                                  1,006,519
                                                                            ---------------

FOOD & STAPLES RETAILING--3.2%
Wal-Mart Stores, Inc.                                               8,660           457,421
Walgreen Co.                                                       17,710           679,533
                                                                            ---------------
                                                                                  1,136,954
                                                                            ---------------

FOOD PRODUCTS--1.2%
Bunge Ltd.                                                          3,270           186,423
Hershey Foods Corp.                                                 4,480           248,819
                                                                            ---------------
                                                                                    435,242
                                                                            ---------------

HOUSEHOLD PRODUCTS--3.1%
Colgate-Palmolive Co.                                               3,650           186,734
Procter & Gamble Co.                                               16,600           914,328
                                                                            ---------------
                                                                                  1,101,062
                                                                            ---------------

PERSONAL PRODUCTS - 2.2%
Alberto-Culver Co.                                                  7,710           374,475
Avon Products, Inc.                                                10,500           406,350
                                                                            ---------------
                                                                                    780,825
                                                                            ---------------

ENERGY--7.1%
ENERGY EQUIPMENT & SERVICES--2.9%
Baker Hughes, Inc.                                                 12,500           533,375
National-Oilwell, Inc. (a)                                         13,700           483,473
                                                                            ---------------
                                                                                  1,016,848
                                                                            ---------------

OIL & GAS--4.2%
Ashland, Inc.                                                       6,000   $       350,280
BP PLC, ADR                                                        11,900           694,960
EOG Resources, Inc.                                                 6,500           463,840
                                                                            ---------------
                                                                                  1,509,080
                                                                            ---------------

FINANCIALS--17.4%
CAPITAL MARKETS--2.7%
Bank of New York Co., Inc.                                         18,000           601,560
Merrill Lynch & Co., Inc.                                           5,990           358,022
                                                                            ---------------
                                                                                    959,582
                                                                            ---------------

COMMERCIAL BANKS--4.9%
U.S. Bancorp                                                       18,000           563,760
Wachovia Corp.                                                      7,400           389,240
Wells Fargo & Co.                                                  12,540           779,361
                                                                            ---------------
                                                                                  1,732,361
                                                                            ---------------

CONSUMER FINANCE--1.1%
MBNA Corp.                                                         13,470           379,719
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--4.8%
Citigroup, Inc.                                                    22,900         1,103,322
JPMorgan Chase & Co.                                               15,460           603,095
                                                                            ---------------
                                                                                  1,706,417
                                                                            ---------------

INSURANCE--3.9%
AFLAC, Inc.                                                         9,400           374,496
American International Group, Inc.                                  8,540           560,822
Willis Group Holdings Ltd.                                         11,100           456,987
                                                                            ---------------
                                                                                  1,392,305
                                                                            ---------------

HEALTH CARE--16.0%
BIOTECHNOLOGY--1.3%
Amgen, Inc. (a)                                                     6,980           447,767
                                                                            ---------------

HEALTH CARE EQUIPMENT & SUPPLIES--4.9%
Alcon, Inc.                                                        10,000           806,000
Boston Scientific Corp. (a)                                         8,940           317,817
Medtronic, Inc.                                                    12,670           629,319
                                                                            ---------------
                                                                                  1,753,136
                                                                            ---------------

HEALTH CARE PROVIDERS & SERVICES--4.1%
Caremark Rx, Inc. (a)                                              22,820           899,793
WellPoint, Inc. (a)                                                 5,000           575,000
                                                                            ---------------
                                                                                  1,474,793
                                                                            ---------------

PHARMACEUTICALS--5.7%
Johnson & Johnson                                                   9,000           570,780
Pfizer, Inc.                                                       31,460           845,959
Teva Pharmaceutical Industries
   Ltd., ADR                                                       19,780           590,631
                                                                            ---------------
                                                                                  2,007,370
                                                                            ---------------

                See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
INDUSTRIAL--12.6%
AEROSPACE & DEFENSE--4.1%
Boeing Co.                                                          9,020   $       466,965
United Technologies Corp.                                           9,480           979,758
                                                                            ---------------
                                                                                  1,446,723
                                                                            ---------------

COMMERCIAL SERVICES & SUPPLIES--1.4%
Cendant Corp.                                                      20,900           488,642
                                                                            ---------------

INDUSTRIAL CONGLOMERATES--5.1%
3M Co.                                                              3,880           318,432
General Electric Co.                                               41,210         1,504,165
                                                                            ---------------
                                                                                  1,822,597
                                                                            ---------------

MACHINERY--2.0%
Illinois Tool Works, Inc.                                           7,780           721,050
                                                                            ---------------

INFORMATION TECHNOLOGY--19.4%
COMMUNICATIONS EQUIPMENT--2.6%
Cisco Systems, Inc. (a)                                            48,150           929,295
                                                                            ---------------

COMPUTERS & PERIPHERALS--5.2%
Dell, Inc. (a)                                                     24,300         1,024,002
International Business Machines Corp.                               3,800           374,604
Lexmark International, Inc., Class A (a)                            5,180           440,300
                                                                            ---------------
                                                                                  1,838,906
                                                                            ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
Flextronics International Ltd. (a)                                 24,730           341,769
                                                                            ---------------

IT SERVICES--0.4%
Accenture Ltd., Class A (a)                                         5,000           135,000
                                                                            ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--3.8%
Analog Devices, Inc.                                                6,010           221,889
Intel Corp.                                                        31,230           730,470
Marvell Technology Group Ltd. (a)                                  11,660           413,580
                                                                            ---------------
                                                                                  1,365,939
                                                                            ---------------

SOFTWARE--6.4%
Electronic Arts, Inc. (a)                                           4,640           286,195
Microsoft Corp.                                                    47,350         1,264,718
Oracle Corp. (a)                                                   35,480           486,786
SAP AG, ADR                                                         5,460           241,387
                                                                            ---------------
                                                                                  2,279,086
                                                                            ---------------

TOTAL INVESTMENTS--98.7%
   (cost of $28,972,633) (b)                                                     35,040,753
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--1.3%                                               458,139
                                                                            ---------------
NET ASSETS--100.0%                                                          $    35,498,892
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $29,098,186.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                           % OF NET ASSETS
------------------                           ---------------
Information Technology                              19.4%
Financials                                          17.4
Health Care                                         16.0
Consumer Discretionary                              13.6
Industrial                                          12.6
Consumer Staples                                    12.6
Energy                                               7.1
Other Assets & Liabilities, Net                      1.3
                                                   -----
                                                   100.0%
                                                   =====

           ACRONYM              NAME
             ADR       American Depositary Receipt

                See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Liberty Equity Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $    28,972,633
                                                                                   ---------------
Investments, at value                                                              $    35,040,753
Receivable for:
   Investments sold                                                                        753,025
   Fund shares sold                                                                            191
   Dividends                                                                                27,165
Expense reimbursement due from Investment Advisor                                              615
Deferred Trustees' compensation plan                                                         4,336
                                                                                   ---------------
     TOTAL ASSETS                                                                       35,826,085
                                                                                   ---------------

LIABILITIES:
Payable to custodian bank                                                                  187,593
Payable for:
   Fund shares repurchased                                                                  53,486
   Investment advisory fee                                                                  23,020
   Administration fee                                                                        2,039
   Transfer agent fee                                                                          415
   Pricing and bookkeeping fees                                                              2,085
   Merger fee                                                                               25,570
   Trustees' fees                                                                              689
   Audit fee                                                                                15,119
   Custody fee                                                                               1,072
Deferred Trustees' fees                                                                      4,336
Other liabilities                                                                           11,769
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     327,193
                                                                                   ---------------
NET ASSETS                                                                         $    35,498,892
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    40,959,690
Overdistributed net investment income                                                       (2,895)
Accumulated net realized loss                                                          (11,526,023)
Net unrealized appreciation on investments                                               6,068,120
                                                                                   ---------------
NET ASSETS                                                                         $    35,498,892
                                                                                   ===============
CLASS A:
Net assets                                                                         $    35,497,560
Shares outstanding                                                                       2,324,848
                                                                                   ===============
Net asset value per share                                                          $         15.27
                                                                                   ===============

CLASS B:
Net assets                                                                         $         1,332
Shares outstanding                                                                              87
                                                                                   ===============
Net asset value per share                                                          $         15.31
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Liberty Equity Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $       631,201
Interest                                                                                     1,119
                                                                                   ---------------
     Total Investment Income (net of foreign taxes withheld of $6,222)                     632,320
                                                                                   ---------------

EXPENSES:
Investment advisory fee                                                                    291,421
Administration fee                                                                          26,034
Distribution fee--Class B                                                                        3
Transfer agent fee                                                                           5,000
Pricing and bookkeeping fees                                                                25,000
Trustees' fees                                                                               3,268
Custody fee                                                                                  6,345
Merger costs                                                                                25,570
Non-recurring costs (See Note 6)                                                             1,991
Other expenses                                                                              14,761
                                                                                   ---------------
     Total Expenses                                                                        399,393
Fees and expenses waived or reimbursed by Investment Advisor                                (7,771)
Non-recurring costs assumed by Investment Advisor (See Note 6)                              (1,991)
                                                                                   ---------------
     Net Expenses                                                                          389,631
                                                                                   ---------------
Net Investment Income                                                                      242,689
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                         1,325,658
Net change in unrealized appreciation/depreciation on investments                        1,112,194
                                                                                   ---------------
Net Gain                                                                                 2,437,852
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     2,680,541
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty Equity Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                       2004             2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $       242,689   $       146,742
Net realized gain (loss) on investments                                                  1,325,658        (4,782,702)
Net change in unrealized appreciation/depreciation on investments                        1,112,194        14,341,706
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     2,680,541         9,705,746
                                                                                   ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
Class A                                                                                   (248,755)         (147,146)
Class B                                                                                         (6)               --
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                      (248,761)         (147,146)
                                                                                   ---------------   ---------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                           367,950         2,333,191
   Proceeds received in connection with merger                                                  --         4,822,551
   Distributions reinvested                                                                248,755           147,146
   Redemptions                                                                         (11,599,572)      (16,415,799)
                                                                                   ---------------   ---------------
        Net Decrease                                                                   (10,982,867)       (9,112,911)
                                                                                   ---------------   ---------------

Class B:
   Subscriptions                                                                                --             1,000
   Distributions reinvested                                                                      6                --
                                                                                   ---------------   ---------------
        Net Increase                                                                             6             1,000
                                                                                   ---------------   ---------------
Net Decrease from Share Transactions                                                   (10,982,861)       (9,111,911)
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                 (8,551,081)          446,689

NET ASSETS:
Beginning of period                                                                     44,049,973        43,603,284
                                                                                   ---------------   ---------------

End of period (including overdistributed net investment income
   of $(2,895) and $(1,896), respectively)                                         $    35,498,892   $    44,049,973
                                                                                   ===============   ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                            25,469           177,747
   Issued in connection with merger                                                             --           416,815
   Issued for distributions reinvested                                                      16,258            11,315
   Redemptions                                                                            (796,797)       (1,296,537)
                                                                                   ---------------   ---------------
        Net Decrease                                                                      (755,070)         (690,660)
                                                                                   ---------------   ---------------

Class B:
   Subscriptions                                                                                --                86
   Issued for distributions reinvested                                                           1                --
                                                                                   ---------------   ---------------
        Net Increase                                                                             1                86
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty Equity Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing in companies which are believed to have above average earnings potential.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for distributions in excess were identified and reclassified among the components of the Fund's net assets as follows:

        OVERDISTRIBUTED         ACCUMULATED      PAID-IN
     NET INVESTMENT INCOME   NET REALIZED LOSS   CAPITAL
     ---------------------   -----------------   --------
     $               5,073   $              --   $ (5,073)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                     DECEMBER 31,   DECEMBER 31,
                                         2004           2003
                                     ------------   ------------
Distributions paid from:
     Ordinary income                 $    248,761   $    147,146
     Long-term capital gains                   --             --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED    UNDISTRIBUTED
        ORDINARY         LONG-TERM      NET UNREALIZED
         INCOME        CAPITAL GAINS     APPRECIATION*
      -------------    -------------    --------------
      $          --    $          --    $    5,942,567

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation               $   7,304,431
     Unrealized depreciation                  (1,361,864)
                                           -------------
       Net unrealized appreciation         $   5,942,567
                                           =============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $  1,982,030
       2010                                 4,000,679
       2011                                 5,417,761
                                         ------------
                                         $ 11,400,470
                                         ============

Of the capital loss carryforward attributable to the Fund, $316,971 ($15,067 expiring 12/31/09 and $301,904 expiring 12/31/10) remain from the Fund's merger with Galaxy VIP Growth & Income Fund (See Note 7.) Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $1,320,294 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                            0.700%
Next $500 million                             0.650%
Next $500 million                             0.610%
$1.5 billion to $3 billion                    0.560%
$3 billion to $6 billion                      0.545%
Over $6 billion                               0.525%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.75%
Next $500 million                              0.70%
Next $500 million                              0.65%
Next $500 million                              0.60%
Over $2 billion                                0.55%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                              0.067%
Next $1.5 billion                             0.060%
Over $2.5 billion                             0.055%

For the year ended December 31, 2004, the Fund's effective administration fee rate was 0.067%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

   Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund as follows:

                                                ANNUAL
AVERAGE DAILY NET ASSETS                       FEE RATE
------------------------                       ---------
Under $50 million                              $  25,000
Over $50 million but less than $200 million    $  35,000
Over $200 million but less than $500 million   $  50,000
Over $500 million but less than $1 billion     $  85,000
Over $1 billion                                $ 125,000

The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.064%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $5,000.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.02% of the Fund's average daily net assets. Columbia contractually agreed to maintain this arrangement until April 13, 2004. Effective April 14, 2004, Columbia, voluntarily agreed to continue this arrangement, however Columbia at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended December 31, 2004, there were no such credits.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,358 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $9,984,428 and $20,850,468, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $1,991 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Galaxy VIP Growth & Income Fund, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust ("the predecessor trust"), merged into the Galaxy VIP Equity Fund, also previously a fund of the predecessor trust. The Galaxy VIP Equity Fund received a tax-free transfer of assets from the Galaxy VIP Growth & Income Fund, as follows:

          SHARES               NET ASSETS            UNREALIZED
          ISSUED                RECEIVED            DEPRECIATION(1)
   --------------------   --------------------   --------------------
                416,815   $          4,822,551   $          1,331,049

        NET ASSETS             NET ASSETS             NET ASSETS
       OF GALAXY VIP         OF GALAXY VIP          OF GALAXY VIP
        EQUITY FUND         GROWTH & INCOME          EQUITY FUND
         PRIOR TO           FUND IMMEDIATELY         IMMEDIATELY
       COMBINATION        PRIOR TO COMBINATION    AFTER COMBINATION
   --------------------   --------------------   --------------------
   $         39,395,832   $          4,822,551   $         44,218,383

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Galaxy VIP Equity Fund was renamed as the Liberty Equity Fund, Variable Series.

The accompanying statement of changes in net assets and financial highlights for the Fund represent the historical operations of the Galaxy VIP Equity Fund for periods prior to April 14, 2003.

NOTE 8. PROPOSED REORGANIZATION

   FUND MERGER--On October 13, 2004, the Board of Trustees approved a proposal to merge the Fund into the Stein Roe Growth Stock Fund, Variable Series, subject to shareholder approval and the satisfaction of certain other conditions. The effective date of the merger is expected to be on or around February 25, 2005 or such date that the parties may agree.

FINANCIAL HIGHLIGHTS

Liberty Equity Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                        YEAR              PERIOD
                                                                                       ENDED               ENDED
                                                                                     DECEMBER 31,       DECEMBER 31,
                                                                                        2004              2003 (a)
                                                                                   ---------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $         14.33     $         11.57
                                                                                   ---------------     ---------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                                     0.07(c)             0.02
Net realized and unrealized gain on investments                                               0.98                2.74
                                                                                   ---------------     ---------------
     Total from Investment Operations                                                         1.05                2.76
                                                                                   ---------------     ---------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                   (0.07)                 --
                                                                                   ---------------     ---------------
NET ASSET VALUE, END OF PERIOD                                                     $         15.31     $         14.33
                                                                                   ===============     ===============
Total return (d)(e)(f)                                                                        7.33%              23.85%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                                  1.25%               1.18%(i)
Net investment income (h)                                                                     0.37%               0.16%(i)
Waiver/reimbursement                                                                          0.02%               0.04%(i)
Portfolio turnover rate                                                                         26%                 46%
Net assets, end of period (000's)                                                  $             1     $             1

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend which amounted to $0.07 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Liberty Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Fund for the periods prior to January 1, 2003 were audited by another independent registered public accounting firm whose report dated February 7, 2003 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION

Liberty Equity Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

97.96% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION

Liberty Growth & Income Fund, Variable Series / December 31, 2004

Liberty Growth & Income Fund, Variable Series seeks long-term growth and income.

Brian Cunningham, Gregory M. Miller and Richard Dahlberg are co-managers of the fund. Mr. Cunningham has co-managed the fund since November 2003 and has been with Columbia Management Advisors, Inc. and its predecessors ("Columbia") since 1987. Mr. Miller has co-managed the fund since April 2003 and joined Columbia in 1985. Mr. Dahlberg, head of Income Strategies Group, has co-managed the fund since October 2003. He joined Columbia in September 2003.

The fund produced solid, double-digit returns for the year, with most gains posted during the fourth quarter. Until that time, the stock market was mired in a trading range, as high energy prices, the fear of higher interest rates and continued hostilities in Iraq served to dampen investor confidence despite an impressive upward move in corporate profits. The uncertainties surrounding the presidential election added to investor caution, so when these uncertainties were removed in early November, a strong year-end rally ensued.

   Value-oriented stocks easily outpaced growth stocks for the year. This environment was beneficial to the fund because of our emphasis on value in our investment process. The fund's return for the year solidly outpaced the 10.88% total return of the S&P 500 Index.

ENERGY AND UTILITIES LEAD THE WAY
The fund benefited from its emphasis on the energy sector. Robust growth in emerging markets such as China created a surge in demand for oil, and many analysts also expressed concern about the adequacy of reserves. The combination of these effects pushed the price of oil over $50 a barrel, a 21-year high. The fund's holdings in integrated oil companies appreciated nicely, although we took some profits within our energy holdings.

   The utility sector, though not as big a holding for the fund in absolute terms, was the best performing sector for the fund, finishing the year up over 47%. TXU (2.3% of net assets), a Texas-based utility, was an especially important holding. The company brought in new management and sold off non-performing assets. When those efforts enabled the company to raise its earnings estimates and maintain its dividend, the stock price appreciated sharply.

INFORMATION TECHNOLOGY AND HEALTH CARE SECTOR
The weakest performing sector for the fund was information technology, where we were hurt by our stock selection. In particular, we did not own Apple Computer, which tripled during 2004. We also had disappointing results from our investment in Hewlett-Packard. Our concerns about the company's challenging foray into the consumer electronics business eventually led us to sell the stock. We bought Lexmark International (1.0% of net assets) with the proceeds, thereby obtaining a more direct play in the ink and printing business, long the source of Hewlett-Packard's profits.

   The health care sector suffered from the well-publicized difficulties at many of the major pharmaceuticals manufacturers, notably Merck and Pfizer (0.7% and 0.9% of net assets, respectively). However, the fund was not hurt by this sector because of the performance of a single stock, Aetna (1.4% of net assets), which rallied strongly amid impressive margin improvement.

SLOWER PROFIT GROWTH EXPECTED IN THE YEAR AHEAD
Corporate profits have grown at over a 20% annual rate for the past two years. Some tapering from this torrid pace was in evidence late in 2004, and we believe that growth in the high single-digits is a more realistic expectation for the year ahead. Interest rates are likely to be stable or slightly higher, which makes it unlikely that price-earnings multiples will expand from current levels. One potential swing factor that could boost corporate profit margins would be lower energy prices, but the possibility of supply disruptions and the longer-term outlook for oil demand makes us reluctant to commit to this scenario at this time. Although we reduced our commitment to the energy sector via profit taking in selected areas, we maintained an overweight at the end of the period.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Liberty Growth & Income Fund, Variable Series offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations due to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION

Liberty Growth & Income Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                     1-YEAR    5-YEAR   10-YEAR
---------------------------------------------------------------
Class B (6/1/00)                      13.46      1.69     11.82
S&P 500 Index                         10.88     -2.30     12.07

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/95(1) - 12/31/04

Class B: $30,576

                 CLASS B SHARES       S&P 500 INDEX
  1/1/1995            $  10,000           $  10,000
 1/31/1995            $  10,253           $  10,259
 2/28/1995            $  10,662           $  10,659
 3/31/1995            $  10,945           $  10,974
 4/30/1995            $  11,169           $  11,296
 5/31/1995            $  11,568           $  11,748
 6/30/1995            $  11,821           $  12,021
 7/31/1995            $  12,230           $  12,420
 8/31/1995            $  12,181           $  12,451
 9/30/1995            $  12,590           $  12,976
10/31/1995            $  12,541           $  12,929
11/30/1995            $  13,018           $  13,497
12/31/1995            $  12,970           $  13,757
 1/31/1996            $  13,316           $  14,225
 2/29/1996            $  13,578           $  14,358
 3/31/1996            $  13,652           $  14,495
 4/30/1996            $  14,155           $  14,708
 5/31/1996            $  14,491           $  15,088
 6/30/1996            $  14,176           $  15,145
 7/31/1996            $  13,495           $  14,476
 8/31/1996            $  13,945           $  14,781
 9/30/1996            $  14,627           $  15,613
10/31/1996            $  14,994           $  16,044
11/30/1996            $  16,065           $  17,257
12/31/1996            $  15,802           $  16,916
 1/31/1997            $  16,957           $  17,973
 2/28/1997            $  16,945           $  18,113
 3/31/1997            $  16,267           $  17,369
 4/30/1997            $  17,134           $  18,406
 5/31/1997            $  18,112           $  19,526
 6/30/1997            $  18,801           $  20,401
 7/31/1997            $  20,301           $  22,025
 8/31/1997            $  19,600           $  20,792
 9/30/1997            $  20,612           $  21,931
10/31/1997            $  19,668           $  21,199
11/30/1997            $  20,468           $  22,180
12/31/1997            $  20,894           $  22,562
 1/31/1998            $  21,124           $  22,812
 2/28/1998            $  22,586           $  24,457
 3/31/1998            $  23,726           $  25,709
 4/30/1998            $  23,714           $  25,969
 5/31/1998            $  23,124           $  25,522
 6/30/1998            $  24,010           $  26,558
 7/31/1998            $  23,534           $  26,277
 8/31/1998            $  19,700           $  22,477
 9/30/1998            $  20,611           $  23,918
10/31/1998            $  22,369           $  25,862
11/30/1998            $  23,729           $  27,430
12/31/1998            $  25,103           $  29,010
 1/31/1999            $  25,758           $  30,222
 2/28/1999            $  24,730           $  29,282
 3/31/1999            $  25,531           $  30,454
 4/30/1999            $  26,239           $  31,632
 5/31/1999            $  25,892           $  30,886
 6/30/1999            $  27,402           $  32,600
 7/31/1999            $  26,719           $  31,583
 8/31/1999            $  26,425           $  31,428
 9/30/1999            $  25,516           $  30,567
10/31/1999            $  26,532           $  32,502
11/30/1999            $  26,880           $  33,161
12/31/1999            $  28,116           $  35,115
 1/31/2000            $  26,601           $  33,352
 2/29/2000            $  25,693           $  32,722
 3/31/2000            $  28,229           $  35,922
 4/30/2000            $  28,201           $  34,840
 5/31/2000            $  28,060           $  34,126
 6/30/2000            $  27,665           $  34,969
 7/31/2000            $  27,864           $  34,424
 8/31/2000            $  29,647           $  36,561
 9/30/2000            $  28,956           $  34,631
10/31/2000            $  29,162           $  34,485
11/30/2000            $  27,739           $  31,768
12/31/2000            $  29,084           $  31,924
 1/31/2001            $  28,892           $  33,057
 2/28/2001            $  28,684           $  30,042
 3/31/2001            $  27,585           $  28,137
 4/30/2001            $  28,063           $  30,324
 5/31/2001            $  28,587           $  30,527
 6/30/2001            $  27,919           $  29,785
 7/31/2001            $  28,731           $  29,493
 8/31/2001            $  28,556           $  27,647
 9/30/2001            $  27,408           $  25,413
10/31/2001            $  27,548           $  25,898
11/30/2001            $  28,658           $  27,885
12/31/2001            $  28,896           $  28,130
 1/31/2002            $  28,413           $  27,720
 2/28/2002            $  28,115           $  27,185
 3/31/2002            $  29,400           $  28,207
 4/30/2002            $  28,338           $  26,497
 5/31/2002            $  28,301           $  26,301
 6/30/2002            $  25,287           $  24,429
 7/31/2002            $  23,204           $  22,526
 8/31/2002            $  23,501           $  22,672
 9/30/2002            $  20,133           $  20,208
10/31/2002            $  21,844           $  21,986
11/30/2002            $  23,520           $  23,281
12/31/2002            $  22,522           $  21,914
 1/31/2003            $  21,712           $  21,340
 2/28/2003            $  20,487           $  21,020
 3/31/2003            $  20,430           $  21,224
 4/30/2003            $  21,919           $  22,973
 5/31/2003            $  23,727           $  24,183
 6/30/2003            $  24,273           $  24,493
 7/31/2003            $  24,178           $  24,924
 8/31/2003            $  24,575           $  25,410
 9/30/2003            $  24,103           $  25,141
10/31/2003            $  24,971           $  26,564
11/30/2003            $  25,216           $  26,797
12/31/2003            $  26,948           $  28,202
 1/31/2004            $  27,328           $  28,721
 2/29/2004            $  28,071           $  29,120
 3/31/2004            $  27,956           $  28,680
 4/30/2004            $  27,288           $  28,230
 5/31/2004            $  27,307           $  28,617
 6/30/2004            $  28,050           $  29,172
 7/31/2004            $  27,536           $  28,206
 8/31/2004            $  27,842           $  28,319
 9/30/2004            $  28,274           $  28,625
10/31/2004            $  28,539           $  29,063
11/30/2004            $  29,741           $  30,240
12/31/2004            $  30,576           $  31,258

NET ASSET VALUE PER SHARE ($)       12/31/03    12/31/04
--------------------------------------------------------
Class B                              14.14       15.80

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is July 5, 1994.

UNDERSTANDING YOUR EXPENSES

Liberty Growth & Income Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balanceby $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
07/01/04 - 12/31/04        BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------------
                             ACTUAL    HYPOTHETICAL       ACTUAL   HYPOTHETICAL      ACTUAL  HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------------
Class B                     1,000.00     1,000.00        1,089.89    1,020.16         5.20       5.03                0.99

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Liberty Growth & Income Fund, Variable Series / December 31, 2004

                                                               SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--98.7%
CONSUMER DISCRETIONARY--8.0%
HOTELS, RESTAURANTS & LEISURE--1.1%
Harrah's Entertainment, Inc.                                       13,313   $       890,507
McDonald's Corp.                                                   59,340         1,902,440
                                                                            ---------------
                                                                                  2,792,947
                                                                            ---------------

MEDIA--3.6%
Clear Channel Communications, Inc.                                 49,048         1,642,618
McGraw-Hill Companies, Inc.                                        33,134         3,033,086
Time Warner, Inc. (a)                                             171,021         3,324,648
Viacom, Inc., Class A                                              29,879         1,107,913
                                                                            ---------------
                                                                                  9,108,265
                                                                            ---------------

MULTILINE RETAIL--1.0%
Federated Department Stores, Inc.                                  34,641         2,001,903
May Department Stores Co.                                          22,959           674,995
                                                                            ---------------
                                                                                  2,676,898
                                                                            ---------------

SPECIALTY RETAIL--2.3%
Home Depot, Inc.                                                   44,671         1,909,239
Limited Brands, Inc.                                               58,723         1,351,803
Office Depot, Inc. (a)                                            143,363         2,488,782
                                                                            ---------------
                                                                                  5,749,824
                                                                            ---------------

CONSUMER STAPLES--10.4%
BEVERAGES--1.8%
PepsiCo, Inc.                                                      86,607         4,520,885
                                                                            ---------------

FOOD PRODUCTS--2.5%
ConAgra Foods, Inc.                                                91,711         2,700,889
Kraft Foods, Inc., Class A                                         97,557         3,474,005
                                                                            ---------------
                                                                                  6,174,894
                                                                            ---------------

HOUSEHOLD PRODUCTS--3.9%
Clorox Co.                                                         55,997         3,299,903
Kimberly-Clark Corp.                                               50,669         3,334,527
Procter & Gamble Co.                                               59,586         3,281,997
                                                                            ---------------
                                                                                  9,916,427
                                                                            ---------------

PERSONAL PRODUCTS--1.0%
Gillette Co.                                                       56,633         2,536,026
                                                                            ---------------

TOBACCO--1.2%
Altria Group, Inc.                                                 49,809         3,043,330
                                                                            ---------------

ENERGY--13.0%
ENERGY EQUIPMENT & SERVICES--1.2%
Halliburton Co.                                                    80,378         3,154,033
                                                                            ---------------

OIL & GAS--11.8%
BP PLC, ADR                                                       113,247         6,613,625
ChevronTexaco Corp.                                                24,992         1,312,330
ConocoPhillips                                                     85,845         7,453,921
Exxon Mobil Corp.                                                 183,944         9,428,969
Marathon Oil Corp.                                                 49,974         1,879,522
Royal Dutch Petroleum Co.,
   N.Y. Registered Shares                                          54,012         3,099,209
                                                                            ---------------
                                                                                 29,787,576
                                                                            ---------------

FINANCIALS--30.9%
CAPITAL MARKETS--4.0%
Bank of New York Co., Inc.                                        104,487   $     3,491,955
Goldman Sachs Group, Inc.                                          22,017         2,290,649
Janus Capital Group, Inc.                                          77,214         1,297,967
Morgan Stanley                                                     22,803         1,266,023
State Street Corp.                                                 35,938         1,765,275
                                                                            ---------------
                                                                                 10,111,869
                                                                            ---------------

COMMERCIAL BANKS--7.2%
National City Corp.                                                64,585         2,425,167
U.S. Bancorp                                                      197,348         6,180,939
Wachovia Corp.                                                     65,607         3,450,928
Wells Fargo & Co.                                                  97,218         6,042,099
                                                                            ---------------
                                                                                 18,099,133
                                                                            ---------------

CONSUMER FINANCE--0.8%
MBNA Corp.                                                         75,141         2,118,225
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--7.1%
Citigroup, Inc.                                                   222,283        10,709,595
JPMorgan Chase & Co.                                              188,059         7,336,182
                                                                            ---------------
                                                                                 18,045,777
                                                                            ---------------

INSURANCE--8.0%
AFLAC, Inc.                                                        36,252         1,444,280
Ambac Financial Group, Inc.                                        35,938         2,951,588
American International Group, Inc.                                 77,837         5,111,556
Chubb Corp.                                                        17,662         1,358,208
Hartford Financial Services
   Group, Inc.                                                     31,268         2,167,185
Lincoln National Corp.                                             65,951         3,078,593
St. Paul Travelers Companies, Inc.                                      1                37
Willis Group Holdings Ltd.                                         34,098         1,403,814
XL Capital Ltd., Class A                                           36,630         2,844,319
                                                                            ---------------
                                                                                 20,359,580
                                                                            ---------------

REAL ESTATE--2.0%
Archstone-Smith Trust, REIT                                        44,087         1,688,532
AvalonBay Communities,
   Inc., REIT                                                      20,344         1,531,903
Kimco Realty Corp., REIT                                           30,003         1,739,874
                                                                            ---------------
                                                                                  4,960,309
                                                                            ---------------

THRIFTS & MORTGAGE FINANCE--1.8%
Countrywide Financial Corp.                                        46,650         1,726,516
Freddie Mac                                                        37,620         2,772,594
                                                                            ---------------
                                                                                  4,499,110
                                                                            ---------------

HEALTH CARE--4.1%
HEALTH CARE PROVIDERS & SERVICES--1.4%
Aetna, Inc.                                                        29,065         3,625,859
                                                                            ---------------

PHARMACEUTICALS--2.7%
Bristol-Myers Squibb Co.                                           45,635         1,169,169
Johnson & Johnson                                                  23,820         1,510,664
Merck & Co., Inc.                                                  54,153         1,740,478
Pfizer, Inc.                                                       86,607         2,328,862
                                                                            ---------------
                                                                                  6,749,173
                                                                            ---------------

                See Accompanying Notes to Financial Statements.

                                                               SHARES            VALUE
                                                          ---------------   ---------------
INDUSTRIAL--12.3%
AEROSPACE & DEFENSE--3.7%
General Dynamics Corp.                                             30,715   $     3,212,789
Raytheon Co.                                                       36,867         1,431,546
United Technologies Corp.                                          45,952         4,749,139
                                                                            ---------------
                                                                                  9,393,474
                                                                            ---------------

COMMERCIAL SERVICES & SUPPLIES--1.9%
Cendant Corp.                                                      55,834         1,305,399
Republic Services, Inc.                                            21,794           730,971
Waste Management, Inc.                                             91,351         2,735,049
                                                                            ---------------
                                                                                  4,771,419
                                                                            ---------------

INDUSTRIAL CONGLOMERATES--4.7%
General Electric Co.                                              197,055         7,192,507
Textron, Inc.                                                      63,546         4,689,695
                                                                            ---------------
                                                                                 11,882,202
                                                                            ---------------

MACHINERY--2.0%
Deere & Co.                                                        42,297         3,146,897
Eaton Corp.                                                        28,416         2,056,181
                                                                            ---------------
                                                                                  5,203,078
                                                                            ---------------

INFORMATION TECHNOLOGY--5.7%
COMMUNICATIONS EQUIPMENT--1.1%
Nokia Oyj, ADR                                                    174,155         2,729,009
                                                                            ---------------

COMPUTERS & PERIPHERALS--2.1%
International Business Machines Corp.                              27,894         2,749,790
Lexmark International, Inc., Class A (a)                           29,993         2,549,405
                                                                            ---------------
                                                                                  5,299,195
                                                                            ---------------

IT SERVICES--1.3%
Accenture Ltd., Class A (a)                                       119,749         3,233,223
                                                                            ---------------

OFFICE ELECTRONICS--0.8%
Xerox Corp. (a)                                                   115,061         1,957,188
                                                                            ---------------
SOFTWARE--0.4%
Microsoft Corp.                                                    41,162         1,099,437
                                                                            ---------------

MATERIALS--3.9%
CHEMICALS--1.7%
Air Products & Chemicals, Inc.                                     74,769         4,334,359
                                                                            ---------------

PAPER & FOREST PRODUCTS--2.2%
MeadWestvaco Corp.                                                 98,726         3,345,824
Neenah Paper, Inc. (a)                                              1,535            50,041
Weyerhaeuser Co.                                                   32,377         2,176,382
                                                                            ---------------
                                                                                  5,572,247
                                                                            ---------------

TELECOMMUNICATION SERVICES--4.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.8%
BellSouth Corp.                                                    72,490         2,014,497
SBC Communications, Inc.                                          210,301         5,419,457
Verizon Communications, Inc.                                      113,144         4,583,463
                                                                            ---------------
                                                                                 12,017,417
                                                                            ---------------

UTILITIES--5.6%
ELECTRIC UTILITIES--5.6%
American Electric Power Co., Inc.                                  82,637   $     2,837,755
Entergy Corp.                                                      36,005         2,433,578
Exelon Corp.                                                       44,443         1,958,603
PG&E Corp. (a)                                                     40,394         1,344,312
TXU Corp.                                                          88,595         5,719,693
                                                                            ---------------
                                                                                 14,293,941
                                                                            ---------------

TOTAL COMMON STOCKS
   (cost of $199,888,347)                                                       249,816,329
                                                                            ---------------

INVESTMENT COMPANY--1.5%
iShares Russell 1000 Value
   Index Fund                                                      55,360         3,674,243
                                                                            ---------------

TOTAL INVESTMENT COMPANY
   (cost of $3,373,129)                                                           3,674,243
                                                                            ---------------

                                                               UNITS
                                                          ---------------
WARRANTS--0.0%
INFORMATION TECHNOLOGY--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
Lucent Technologies, Inc. (a)                                       3,846             6,077
                                                                            ---------------

TOTAL WARRANTS
   (cost of $0)                                                                       6,077
                                                                            ---------------

TOTAL INVESTMENTS--100.2%
   (cost of $203,261,476) (b)                                                   253,496,649
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                                            (405,396)
                                                                            ---------------
NET ASSETS--100.0%                                                          $   253,091,253
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $203,496,573.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                           % OF NET ASSETS
------------------                           ---------------
Financials                                          30.9%
Energy                                              13.0
Industrial                                          12.3
Consumer Staples                                    10.4
Consumer Discretionary                               8.0
Information Technology                               5.7
Utilities                                            5.6
Telecommunications Services                          4.8
Health Care                                          4.1
Materials                                            3.9
Investment Company                                   1.5
Other Assets & Liabilities, Net                     (0.2)
                                                   -----
                                                   100.0%
                                                   =====

            ACRONYM                NAME
            -------                ----
              ADR       American Depositary Receipt
              REIT      Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Liberty Growth & Income Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $   203,261,476
                                                                                   ---------------
Investments, at value                                                              $   253,496,649
Cash                                                                                        15,627
Receivable for:
   Fund shares sold                                                                         18,546
   Dividends                                                                               485,743
Expense reimbursement due from Investment Advisor / Distributor                             24,346
Deferred Trustees' compensation plan                                                        17,938
                                                                                   ---------------
     TOTAL ASSETS                                                                      254,058,849
                                                                                   ---------------

LIABILITIES:
Payable for:
   Fund shares repurchased                                                                 694,471
   Investment advisory fee                                                                 171,582
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              6,576
   Trustees' fees                                                                               74
   Audit fee                                                                                27,430
   Custody fee                                                                               1,407
   Distribution fee--Class B                                                                10,561
Deferred Trustees' fees                                                                     17,938
Other liabilities                                                                           36,932
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     967,596
                                                                                   ---------------
NET ASSETS                                                                         $   253,091,253
                                                                                   ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   261,949,264
Overdistributed net investment income                                                      (16,722)
Accumulated net realized loss                                                          (59,076,462)
Net unrealized appreciation on investments                                              50,235,173
                                                                                   ---------------
NET ASSETS                                                                         $   253,091,253
                                                                                   ===============

CLASS A:
Net assets                                                                         $   206,695,219
Shares outstanding                                                                      13,065,168
                                                                                   ===============
Net asset value per share                                                          $         15.82
                                                                                   ===============

CLASS B:
Net assets                                                                         $    46,396,034
Shares outstanding                                                                       2,935,828
                                                                                   ===============
Net asset value per share                                                          $         15.80
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Liberty Growth & Income Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $     6,173,301
Interest                                                                                    20,074
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $47,021)                    6,193,375
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                  2,030,029
Distribution fee--Class B                                                                  112,316
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                72,344
Trustees' fees                                                                              10,360
Custody fee                                                                                 14,941
Non-recurring costs (See Note 6)                                                            12,796
Other expenses                                                                              75,793
                                                                                   ---------------
   Total Expenses                                                                        2,336,079
Fees and expenses waived or reimbursed by Investment Advisor                              (279,266)
Fees waived by Distributor--Class B                                                         (8,985)
Non-recurring costs assumed by Investment Advisor (See Note 6)                             (12,796)
Custody earnings credit                                                                       (103)
                                                                                   ---------------
   Net Expenses                                                                          2,034,929
                                                                                   ---------------
Net Investment Income                                                                    4,158,446
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                        15,629,602
Net change in unrealized appreciation/depreciation on investments                       12,488,990
                                                                                   ---------------
Net Gain                                                                                28,118,592
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $    32,277,038
                                                                                   ===============

                See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty Growth & Income Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004             2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $     4,158,446   $     3,475,469
Net realized gain (loss) on investments                                                 15,629,602       (27,529,590)
Net change in unrealized appreciation/depreciation on investments                       12,488,990        74,661,609
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                    32,277,038        50,607,488
                                                                                   ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                              (3,575,650)       (2,859,733)
   Class B                                                                                (703,626)         (497,712)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                    (4,279,276)       (3,357,445)
                                                                                   ---------------   ---------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         4,999,188         7,840,182
   Proceeds received in connection with merger                                                  --        88,842,502
   Distributions reinvested                                                              3,575,650         2,859,733
   Redemptions                                                                         (41,791,870)      (35,938,840)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                        (33,217,032)       63,603,577
                                                                                   ---------------   ---------------

Class B:
   Subscriptions                                                                         2,762,038        14,226,069
   Proceeds received in connection with merger                                                  --         7,935,880
   Distributions reinvested                                                                703,626           497,712
   Redemptions                                                                          (6,672,090)      (13,087,318)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                         (3,206,426)        9,572,343
                                                                                   ---------------   ---------------
Net Increase (Decrease) from Share Transactions                                        (36,423,458)       73,175,920
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                 (8,425,696)      120,425,963

NET ASSETS:
Beginning of period                                                                    261,516,949       141,090,986
                                                                                   ---------------   ---------------
End of period (including undistributed (overdistributed) net investment
  income of $(16,722) and $103,584, respectively)                                  $   253,091,253   $   261,516,949
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           341,822           613,478
   Issued in connection with merger                                                             --         7,939,987
   Issued for distributions reinvested                                                     226,127           202,962
   Redemptions                                                                          (2,834,667)       (2,893,899)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                         (2,266,718)        5,862,528
                                                                                   ---------------   ---------------

Class B:
   Subscriptions                                                                           189,109         1,213,974
   Issued in connection with merger                                                             --           710,257
   Issued for distributions reinvested                                                      44,566            35,349
   Redemptions                                                                            (452,411)       (1,128,428)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                           (218,736)          831,152
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty Growth & Income Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth and income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities and certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for non-deductible excise tax, distributions in excess and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

        OVERDISTRIBUTED         ACCUMULATED       PAID-IN
     NET INVESTMENT INCOME   NET REALIZED LOSS    CAPITAL
     ---------------------   -----------------   ---------
     $               3,152   $          77,110   $ (80,262)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                DECEMBER 31,  DECEMBER 31,
                                    2004          2003
                                -----------   ------------
Distributions paid from:
     Ordinary income            $ 4,279,276   $  3,357,445
     Long-term capital gains             --             --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED    UNDISTRIBUTED
        ORDINARY         LONG-TERM      NET UNREALIZED
         INCOME        CAPITAL GAINS     APPRECIATION*
      -------------    -------------    --------------
      $          --    $          --    $   50,000,076

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation               $  53,576,378
     Unrealized depreciation                  (3,576,302)
                                           -------------
       Net unrealized appreciation         $  50,000,076
                                           =============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                             CAPITAL LOSS
    EXPIRATION                            CARRYFORWARD
    ----------                           --------------
       2009                              $    5,586,639
       2010                                  26,407,250
       2011                                  26,847,476
                                         --------------
                                         $   58,841,365
                                         ==============

Of the capital loss carryforwards attributable to the Fund, $11,538,311 ($5,586,639 expiring 12/31/09 and $5,951,672 expiring 12/31/10) remain from the
Fund's merger with Liberty Value Fund, Variable Series (See Note 7). Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $14,204,927 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.77%
Next $500 million                              0.72%
Next $500 million                              0.67%
$1.5 billion to $3 billion                     0.62%
$3 billion to $6 billion                       0.60%
Over $6 billion                                0.58%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.80%
Next $500 million                              0.75%
Over $1 billion                                0.70%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.11% of the Fund's average daily net assets. In addition, the Distributor has agreed to waive Class B distribution fees at the annual rate of 0.02% of the Class B average daily net assets. Columbia and the Distributor contractually agreed to maintain this arrangement until April 6, 2004. Effective April 7, 2004, Columbia and the Distributor voluntarily agreed to continue this arrangement, however, Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,677 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $93,767,587 and $129,256,085, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $12,796 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Liberty Value Fund, Variable Series (the "target fund") merged into the Colonial U.S. Growth & Income Fund, Variable Series (the "surviving fund"). The Colonial U.S. Growth & Income Fund, Variable Series received a tax-free transfer of assets from the Liberty Value Fund, Variable Series as follows:

          SHARES               NET ASSETS            UNREALIZED
          ISSUED                RECEIVED            DEPRECIATION(1)
   --------------------   --------------------   --------------------
              8,650,244   $         96,778,382   $        17,342,259

                                                     NET ASSETS
        NET ASSETS             NET ASSETS            OF COLONIAL
       OF COLONIAL            OF LIBERTY            U.S. GROWTH &
       U.S. GROWTH &           VALUE FUND,           INCOME FUND,
       INCOME FUND,          VARIABLE SERIES       VARIABLE SERIES
      VARIABLE SERIES         IMMEDIATELY            IMMEDIATELY
         PRIOR TO               PRIOR TO               AFTER
       COMBINATION            COMBINATION            COMBINATION
   --------------------   --------------------   --------------------
   $        126,206,600   $         96,778,382   $        222,984,982

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Colonial U.S. Growth & Income Fund, Variable Series was renamed the Liberty Growth & Income Fund, Variable Series. Class A and Class B shares of the surviving fund were issued in exchange for Class A and Class B shares, respectively, of the target fund.

FINANCIAL HIGHLIGHTS

Liberty Growth & Income Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                      PERIOD
                                                                          YEAR ENDED DECEMBER 31,                     ENDED
                                                           ----------------------------------------------------    DECEMBER 31,
                                                              2004          2003          2002          2001         2000 (a)
                                                           ----------    ----------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    14.14    $    11.95    $    15.53    $    18.26    $      19.82
                                                           ----------    ----------    ----------    ----------    ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                        0.21          0.18          0.13          0.15            0.08
Net realized and unrealized gain (loss) on investments           1.69          2.17         (3.56)        (0.35)           0.65
                                                           ----------    ----------    ----------    ----------    ------------
  Total from Investment Operations                               1.90          2.35         (3.43)        (0.20)           0.73
                                                           ----------    ----------    ----------    ----------    ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.24)        (0.16)        (0.15)        (0.15)          (0.17)
In excess of net investment income                                 --            --            --            --              --(c)
From net realized gains                                            --            --            --         (2.34)          (2.12)
Return of capital                                                  --            --            --         (0.04)             --
                                                           ----------    ----------    ----------    ----------    ------------
  Total Distributions Declared to Shareholders                  (0.24)        (0.16)        (0.15)        (2.53)          (2.29)
                                                           ----------    ----------    ----------    ----------    ------------
NET ASSET VALUE, END OF PERIOD                             $    15.80    $    14.14    $    11.95    $    15.53    $      18.26
                                                           ==========    ==========    ==========    ==========    ============
Total return (d)(e)(f)                                          13.46%        19.66%       (22.06)%       (0.65)%          3.64%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                     0.99%         1.00%         1.00%         1.00%           1.00%(i)
Net investment income (h)                                        1.45%         1.46%         0.96%         0.88%           0.71%(i)
Waiver/reimbursement                                             0.13%         0.14%         0.13%         0.21%           0.13%(i)
Portfolio turnover rate                                            37%           73%           69%           53%            120%
Net assets, end of period (000's)                          $   46,396    $   44,594    $   27,756    $   25,742    $      4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Liberty Growth & Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Growth & Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION

Liberty Growth & Income Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

98.13% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION

Liberty S&P 500 Index Fund, Variable Series / December 31, 2004

Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large US companies.

James May, a principal of State Street Global Advisors, is the portfolio manager of the fund.

Large-company stocks generated a small positive return in the first half of 2004. However, they experienced a rocky stretch before staging a comeback in the fourth quarter. Investor concern over a slowdown in corporate earnings, several weak job reports and a sharp rise in crude oil prices held stocks back during the third quarter. However, US stocks ended the year on a high note after the presidential election was decided quickly and without controversy. The S&P 500 Index rose 10.88% for the 12-month period ended December 31, 2004, and the fund's performance was comparable to the index for the period.

   Large-cap stocks trailed both mid-cap and small-cap stocks during the year. Overall, small-cap stocks were the best performers. For the year, the S&P SmallCap 600 Index gained 22.7%, outpacing the S&P 500 Index by more than 10 percentage points. The S&P MidCap 400 Index rose 16.48%.

ALL SECTORS POSTED POSITIVE RETURNS
All ten economic sectors of the S&P 500 had positive returns for 2004. Energy and utilities were the strongest performers as surging oil prices fueled investor optimism. Exxon Mobil (2.9% of net assets) was one of the top contributors to the index's return for the year. Financials and industrials also made significant positive contributions to performance. In the financials sector, Bank of America (1.7% of net assets) benefited from its merger with FleetBoston Financial Corporation, which brought an expanded customer base and new focus on its higher-margin consumer loan department.

   Health care and technology stocks turned in the most disappointing performances for the year. In health care, the threat of competition from drug imports and concerns about declining new-product pipelines punished several of the larger companies within the sector. In late September, Merck (0.6% of net assets) recalled its multi-billion-dollar arthritis drug Vioxx after research concluded that the drug doubled the risk of heart attack or stroke. Pfizer (1.8% of net assets) also hurt the sector's performance after it lowered its third quarter revenue expectations. The technology sector turned in a poor performance as a result of lackluster corporate spending on technology. Intel and Cisco Systems (1.3% and 1.1% of net assets, respectively) were the sector's largest detractors.

ABOUT OUR MANAGEMENT STYLE
Cost-effective trade execution is a hallmark of our management style. We also manage the fund with a full replication investment strategy. As a result, the fund generally holds each of the 500 securities included in the S&P 500 Index in approximately the same weight as the company's representation in the index. Because the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION

Liberty S&P 500 Index Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                          1-YEAR         LIFE
---------------------------------------------------------------
Class B (5/30/00)                          10.12        -2.16
S&P 500 Index(1)                           10.88        -1.23

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/04

Class B: $9,044

                     CLASS B SHARES      S&P 500 INDEX
 5/30/2000                 $ 10,000
 5/31/2000                 $ 10,008           $ 10,000
  6/1/2000                                    $ 10,312
 6/30/2000                 $ 10,316           $ 10,567
 7/31/2000                 $ 10,167           $ 10,402
 8/31/2000                 $ 10,784           $ 11,048
 9/30/2000                 $ 10,225           $ 10,464
10/31/2000                 $ 10,201           $ 10,421
11/30/2000                 $  9,417           $  9,599
12/31/2000                 $  9,471           $  9,646
 1/31/2001                 $  9,806           $  9,989
 2/28/2001                 $  8,935           $  9,078
 3/31/2001                 $  8,357           $  8,502
 4/30/2001                 $  8,994           $  9,163
 5/31/2001                 $  9,053           $  9,224
 6/30/2001                 $  8,826           $  9,000
 7/31/2001                 $  8,742           $  8,912
 8/31/2001                 $  8,190           $  8,354
 9/30/2001                 $  7,536           $  7,679
10/31/2001                 $  7,679           $  7,826
11/30/2001                 $  8,265           $  8,426
12/31/2001                 $  8,327           $  8,500
 1/31/2002                 $  8,201           $  8,376
 2/28/2002                 $  8,041           $  8,214
 3/31/2002                 $  8,335           $  8,523
 4/30/2002                 $  7,822           $  8,007
 5/31/2002                 $  7,763           $  7,948
 6/30/2002                 $  7,207           $  7,382
 7/31/2002                 $  6,643           $  6,807
 8/31/2002                 $  6,677           $  6,851
 9/30/2002                 $  5,953           $  6,106
10/31/2002                 $  6,467           $  6,644
11/30/2002                 $  6,846           $  7,035
12/31/2002                 $  6,434           $  6,622
 1/31/2003                 $  6,264           $  6,448
 2/28/2003                 $  6,170           $  6,352
 3/31/2003                 $  6,222           $  6,413
 4/30/2003                 $  6,732           $  6,942
 5/31/2003                 $  7,081           $  7,308
 6/30/2003                 $  7,166           $  7,401
 7/31/2003                 $  7,293           $  7,531
 8/31/2003                 $  7,429           $  7,678
 9/30/2003                 $  7,344           $  7,597
10/31/2003                 $  7,752           $  8,027
11/30/2003                 $  7,812           $  8,097
12/31/2003                 $  8,216           $  8,522
 1/31/2004                 $  8,361           $  8,679
 2/29/2004                 $  8,473           $  8,799
 3/31/2004                 $  8,344           $  8,666
 4/30/2004                 $  8,207           $  8,530
 5/31/2004                 $  8,310           $  8,647
 6/30/2004                 $  8,472           $  8,815
 7/31/2004                 $  8,181           $  8,523
 8/31/2004                 $  8,206           $  8,557
 9/30/2004                 $  8,292           $  8,650
10/31/2004                 $  8,412           $  8,782
11/30/2004                 $  8,746           $  9,138
12/31/2004                 $  9,044           $  9,447

NET ASSET VALUE PER SHARE ($)               12/31/03         12/31/04
---------------------------------------------------------------------
Class B                                       9.59            10.43

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1) Index performance for the life of the fund is from May 30, 2000.

UNDERSTANDING YOUR EXPENSES

Liberty S&P 500 Index Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
07/01/04 - 12/31/04       BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)      DURING THE PERIOD ($)   EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                             ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class B                     1,000.00     1,000.00      1,067.82    1,021.37        3.90       3.81                0.75

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Liberty S&P 500 Index Fund, Variable Series / December 31, 2004

                                                              SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--98.8%
CONSUMER DISCRETIONARY--11.8%
AUTO COMPONENTS--0.2%
Cooper Tire & Rubber Co.                                              300   $         6,465
Dana Corp.                                                            657            11,386
Delphi Corp.                                                        2,741            24,724
Goodyear Tire & Rubber Co. (a)                                        731            10,717
Johnson Controls, Inc.                                                932            59,126
Visteon Corp.                                                         646             6,311
                                                                            ---------------
                                                                                    118,729
                                                                            ---------------

AUTOMOBILES--0.6%
Ford Motor Co.                                                      8,850           129,564
General Motors Corp.                                                2,729           109,324
Harley-Davidson, Inc.                                               1,396            84,807
                                                                            ---------------
                                                                                    323,695
                                                                            ---------------

DISTRIBUTORS--0.1%
Genuine Parts Co.                                                     845            37,231
                                                                            ---------------

HOTELS, RESTAURANTS & LEISURE--1.6%
Carnival Corp.                                                      3,024           174,273
Darden Restaurants, Inc.                                              771            21,388
Harrah's Entertainment, Inc.                                          519            34,716
Hilton Hotels Corp.                                                 1,761            40,045
International Game Technology, Inc.                                 1,697            58,343
Marriott International, Inc., Class A                               1,026            64,618
McDonald's Corp.                                                    5,991           192,071
Starbucks Corp. (a)                                                 1,913           119,295
Starwood Hotels & Resorts
   Worldwide, Inc.                                                  1,031            60,210
Wendy's International, Inc.                                           540            21,200
Yum! Brands, Inc.                                                   1,363            64,306
                                                                            ---------------
                                                                                    850,465
                                                                            ---------------

HOUSEHOLD DURABLES--0.5%
Black & Decker Corp.                                                  378            33,389
Centex Corp.                                                          584            34,795
Fortune Brands, Inc.                                                  693            53,486
KB Home                                                               190            19,836
Leggett & Platt, Inc.                                                 916            26,042
Maytag Corp.                                                          351             7,406
Newell Rubbermaid, Inc.                                             1,350            32,656
Pulte Homes, Inc.                                                     640            40,832
Snap-On, Inc.                                                         238             8,177
Stanley Works                                                         381            18,665
Whirlpool Corp.                                                       295            20,417
                                                                            ---------------
                                                                                    295,701
                                                                            ---------------

INTERNET & CATALOG RETAIL--0.7%
eBay, Inc. (a)                                                      3,190           370,933
                                                                            ---------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Brunswick Corp.                                                       491            24,305
Eastman Kodak Co.                                                   1,357            43,763
Hasbro, Inc.                                                          772            14,961
Mattel, Inc.                                                        2,025            39,467
                                                                            ---------------
                                                                                    122,496
                                                                            ---------------

MEDIA--3.9%
Clear Channel Communications, Inc.                                  2,766            92,633
Comcast Corp., Class A (a)                                         10,594           352,568
Dow Jones & Co., Inc.                                                 347            14,942
Gannett Co., Inc.                                                   1,265   $       103,351
Interpublic Group of
   Companies, Inc. (a)                                              1,972            26,425
Knight-Ridder, Inc.                                                   412            27,579
McGraw-Hill Companies, Inc.                                           861            78,816
Meredith Corp.                                                        257            13,929
New York Times Co., Class A                                           707            28,846
News Corp., Ltd., ADR, Class A                                     12,700           236,982
Omnicom Group, Inc.                                                   915            77,153
Time Warner, Inc. (a)                                              21,938           426,475
Tribune Co.                                                         1,551            65,359
Univision Communications, Inc.,
   Class A (a)                                                      1,545            45,222
Viacom Inc., Class B                                                8,166           297,161
Walt Disney Co.                                                     9,885           274,803
                                                                            ---------------
                                                                                  2,162,244
                                                                            ---------------

MULTILINE RETAIL--1.1%
Big Lots, Inc. (a)                                                    501             6,077
Dillard's, Inc., Class A                                              422            11,339
Dollar General Corp.                                                1,564            32,484
Family Dollar Stores, Inc.                                            812            25,359
Federated Department Stores, Inc.                                     824            47,619
J.C. Penney Co., Inc.                                               1,376            56,967
Kohl's Corp. (a)                                                    1,671            82,163
May Department Stores Co.                                           1,391            40,895
Nordstrom, Inc.                                                       720            33,646
Sears, Roebuck and Co.                                              1,001            51,081
Target Corp.                                                        4,285           222,520
                                                                            ---------------
                                                                                    610,150
                                                                            ---------------

SPECIALTY RETAIL--2.4%
Autonation, Inc. (a)                                                1,304            25,050
AutoZone, Inc. (a)                                                    388            35,428
Bed Bath & Beyond, Inc. (a)                                         1,477            58,829
Best Buy Co., Inc.                                                  1,561            92,755
Circuit City Stores, Inc.                                             972            15,202
Gap, Inc.                                                           4,336            91,576
Home Depot, Inc.                                                   10,519           449,582
Limited Brands                                                      1,879            43,255
Lowe's Companies, Inc.                                              3,707           213,486
Office Depot, Inc. (a)                                              1,476            25,624
OfficeMax, Inc.                                                       450            14,121
RadioShack Corp.                                                      806            26,501
Sherwin Williams Co.                                                  718            32,044
Staples, Inc.                                                       2,361            79,589
Tiffany & Co.                                                         689            22,027
TJX Companies, Inc.                                                 2,406            60,463
Toys "R"  Us, Inc. (a)                                              1,046            21,412
                                                                            ---------------
                                                                                  1,306,944
                                                                            ---------------

TEXTILES, APPAREL & LUXURY GOODS--0.5%
Coach, Inc. (a)                                                       900            50,760
Jones Apparel Group, Inc.                                             631            23,076
Liz Claiborne, Inc.                                                   506            21,358
NIKE, Inc., Class B                                                 1,281           116,174
Reebok International Ltd.                                             285            12,540
V.F. Corp.                                                            553            30,625
                                                                            ---------------
                                                                                    254,533
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES            VALUE
                                                          ---------------   ---------------
CONSUMER STAPLES--10.4%
BEVERAGES--2.2%
Adolph Coors Co., Class B                                             129   $         9,762
Anheuser-Busch Companies, Inc.                                      3,771           191,303
Brown-Forman Corp., Class B                                           662            32,226
Coca-Cola Co.                                                      11,571           481,701
Coca-Cola Enterprises, Inc.                                         2,305            48,059
Pepsi Bottling Group, Inc.                                          1,232            33,313
PepsiCo, Inc.                                                       8,077           421,619
                                                                            ---------------
                                                                                  1,217,983
                                                                            ---------------

FOOD & STAPLES RETAILING--3.2%
Albertson's, Inc.                                                   1,814            43,318
Costco Wholesale Corp.                                              2,272           109,988
CVS Corp.                                                           1,895            85,408
Kroger Co. (a)                                                      3,600            63,144
Safeway, Inc. (a)                                                   2,172            42,875
SUPERVALU, Inc.                                                       629            21,713
Sysco Corp.                                                         3,131           119,510
Wal-Mart Stores, Inc.                                              20,235         1,068,813
Walgreen Co.                                                        4,861           186,517
                                                                            ---------------
                                                                                  1,741,286
                                                                            ---------------

FOOD PRODUCTS--1.3%
Archer-Daniels-Midland Co.                                          3,128            69,786
Campbell Soup Co.                                                   1,941            58,016
ConAgra Foods, Inc.                                                 2,506            73,802
General Mills, Inc.                                                 1,791            89,031
H.J. Heinz Co.                                                      1,714            66,829
Hershey Foods Corp.                                                 1,156            64,204
Kellogg Co.                                                         1,979            88,382
McCormick & Co., Inc.                                                 613            23,662
Sara Lee Corp.                                                      3,846            92,842
Wrigley (Wm.) Jr. Co.                                               1,084            75,002
                                                                            ---------------
                                                                                    701,556
                                                                            ---------------

HOUSEHOLD PRODUCTS--1.8%
Clorox Co.                                                            726            42,783
Colgate-Palmolive Co.                                               2,574           131,686
Kimberly-Clark Corp.                                                2,336           153,732
Procter & Gamble Co.                                               12,110           667,019
                                                                            ---------------
                                                                                    995,220
                                                                            ---------------

PERSONAL PRODUCTS--0.6%
Alberto-Culver Co.                                                    478            23,217
Avon Products, Inc.                                                 2,296            88,855
Gillette Co.                                                        4,821           215,884
                                                                            ---------------
                                                                                    327,956
                                                                            ---------------

TOBACCO--1.3%
Altria Group, Inc.                                                  9,857           602,263
Reynolds American, Inc.                                               700            55,020
UST, Inc.                                                             824            39,642
                                                                            ---------------
                                                                                    696,925
                                                                            ---------------

ENERGY--7.1%
ENERGY EQUIPMENT & SERVICES--1.0%
Baker Hughes, Inc.                                                  1,662            70,917
BJ Services Co.                                                       756            35,184
Halliburton Co.                                                     2,111            82,836
Nabors Industries Ltd. (a)                                            734            37,647
Noble Corp. (a)                                                       617   $        30,690
Rowan Companies, Inc. (a)                                             540            13,986
Schlumberger Ltd.                                                   2,846           190,540
Transocean, Inc. (a)                                                1,537            65,153
                                                                            ---------------
                                                                                    526,953
                                                                            ---------------

OIL & GAS--6.1%
Amerada Hess Corp.                                                    442            36,412
Anadarko Petroleum Corp.                                            1,155            74,856
Apache Corp.                                                        1,544            78,080
Ashland, Inc.                                                         376            21,951
Burlington Resources, Inc.                                          1,862            80,997
ChevronTexaco Corp.                                                10,098           530,246
ConocoPhillips                                                      3,305           286,973
Devon Energy Corp.                                                  2,386            92,863
El Paso Corp.                                                       3,064            31,866
EOG Resources, Inc.                                                   545            38,891
Exxon Mobil Corp.                                                  30,880         1,582,909
Kerr-McGee Corp.                                                      688            39,759
Kinder Morgan, Inc.                                                   546            39,929
Marathon Oil Corp.                                                  1,720            64,689
Occidental Petroleum Corp.                                          1,875           109,425
Sunoco, Inc.                                                          339            27,700
Unocal Corp.                                                        1,314            56,817
Valero Energy Corp.                                                 1,200            54,480
Williams Companies, Inc.                                            2,658            43,299
XTO Energy, Inc.                                                    1,200            42,456
                                                                            ---------------
                                                                                  3,334,598
                                                                            ---------------

FINANCIALS--20.4%
CAPITAL MARKETS--2.8%
Bank of New York Co., Inc.                                          3,757           125,559
Bear Stearns Companies, Inc.                                          537            54,940
Charles Schwab Corp.                                                6,530            78,099
E*TRADE Financial Corp. (a)                                         1,700            25,415
Federated Investors, Inc., Class B                                    528            16,051
Franklin Resources, Inc.                                            1,233            85,878
Goldman Sachs Group, Inc.                                           2,352           244,702
Janus Capital Group, Inc.                                           1,108            18,626
Lehman Brothers Holdings, Inc.                                      1,291           112,937
Mellon Financial Corp.                                              2,086            64,895
Merrill Lynch & Co., Inc.                                           4,456           266,335
Morgan Stanley                                                      5,278           293,035
Northern Trust Corp.                                                1,072            52,078
State Street Corp.                                                  1,616            79,378
T. Rowe Price Group, Inc.                                             631            39,248
                                                                            ---------------
                                                                                  1,557,176
                                                                            ---------------

COMMERCIAL BANKS--5.9%
AmSouth Bancorp                                                     1,645            42,606
Bank of America Corp. (b)                                          19,372           910,290
BB&T Corp.                                                          2,620           110,171
Comerica, Inc.                                                        788            48,084
Compass Bancshares, Inc.                                              500            24,335
Fifth Third Bancorp                                                 2,687           127,041
First Horizon National Corp.                                          567            24,443
Huntington Bancshares, Inc.                                         1,061            26,292
KeyCorp                                                             1,990            67,461
M&T Bank Corp.                                                        600            64,704

                 See Accompanying Notes to Financial Statements.

                                                              SHARES            VALUE
                                                          ---------------   ---------------
Marshall & Ilsley Corp.                                             1,030   $        45,526
National City Corp.                                                 3,249           122,000
North Fork Bancorporation, Inc.                                     2,268            65,432
PNC Financial Services Group, Inc.                                  1,406            80,761
Regions Financial Corp.                                             2,227            79,259
SunTrust Banks, Inc.                                                1,742           128,699
Synovus Financial Corp.                                             1,516            43,327
U.S. Bancorp                                                        8,972           281,003
Wachovia Corp.                                                      7,647           402,232
Wells Fargo & Co.                                                   8,101           503,477
Zions Bancorporation                                                  440            29,933
                                                                            ---------------
                                                                                  3,227,076
                                                                            ---------------

CONSUMER FINANCE--1.4%
American Express Co.                                                6,032           340,024
Capital One Financial Corp.                                         1,121            94,399
MBNA Corp.                                                          6,117           172,438
Providian Financial Corp. (a)                                       1,446            23,816
SLM Corp.                                                           2,067           110,357
                                                                            ---------------
                                                                                    741,034
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--3.7%
CIT Group, Inc.                                                     1,000            45,820
Citigroup, Inc.                                                    24,866         1,198,044
JPMorgan Chase & Co.                                               17,055           665,316
Moody's Corp.                                                         706            61,316
Principal Financial Group                                           1,548            63,375
                                                                            ---------------
                                                                                  2,033,871
                                                                            ---------------

INSURANCE--4.2%
ACE Ltd.                                                            1,333            56,986
AFLAC, Inc.                                                         2,415            96,214
Allstate Corp.                                                      3,308           171,090
Ambac Financial Group, Inc.                                           536            44,022
American International Group, Inc.                                 12,486           819,956
Aon Corp.                                                           1,531            36,530
Chubb Corp.                                                           866            66,595
Cincinnati Financial Corp.                                            802            35,496
Hartford Financial Services
   Group, Inc.                                                      1,395            96,687
Jefferson-Pilot Corp.                                                 645            33,514
Lincoln National Corp.                                                817            38,137
Loews Corp.                                                           863            60,669
Marsh & McLennan Companies, Inc.                                    2,533            83,336
MBIA, Inc.                                                            646            40,879
MetLife, Inc.                                                       3,640           147,456
Progressive Corp.                                                     940            79,750
Prudential Financial, Inc.                                          2,494           137,070
SAFECO Corp.                                                          655            34,217
St. Paul Travelers Companies, Inc.                                  3,239           120,070
Torchmark Corp.                                                       487            27,827
UnumProvident Corp.                                                 1,414            25,367
XL Capital Ltd., Class A                                              678            52,647
                                                                            ---------------
                                                                                  2,304,515
                                                                            ---------------

REAL ESTATE--0.6%
Apartment Investment &
   Management Co., Class A, REIT                                      500            19,270
Archstone-Smith Trust, REIT                                           900            34,470
Equity Office Properties Trust, REIT                                1,962            57,133
Equity Residential, REIT                                            1,381            49,965
Plum Creek Timber Co., Inc., REIT                                     881   $        33,866
ProLogis Trust, REIT                                                  900            38,997
Simon Property Group, Inc., REIT                                    1,100            71,137
                                                                            ---------------
                                                                                    304,838
                                                                            ---------------

THRIFTS & MORTGAGE FINANCE--1.8%
Countrywide Financial Corp.                                         2,734           101,185
Fannie Mae                                                          4,612           328,421
Freddie Mac                                                         3,336           245,863
Golden West Financial Corp.                                         1,486            91,270
MGIC Investment Corp.                                                 413            28,460
Sovereign Bancorp, Inc.                                             1,700            38,335
Washington Mutual, Inc.                                             4,194           177,322
                                                                            ---------------
                                                                                  1,010,856
                                                                            ---------------

HEALTH CARE--12.5%
BIOTECHNOLOGY--1.3%
Amgen, Inc. (a)                                                     6,109           391,892
Applera Corp. - Applied
   Biosystems Group                                                 1,004            20,993
Biogen Idec, Inc. (a)                                               1,616           107,642
Chiron Corp. (a)                                                      940            31,330
Genzyme Corp. (a)                                                   1,142            66,316
Gilead Sciences, Inc. (a)                                           2,100            73,479
MedImmune, Inc. (a)                                                 1,206            32,695
                                                                            ---------------
                                                                                    724,347
                                                                            ---------------

HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
Bausch & Lomb, Inc.                                                   279            17,984
Baxter International, Inc.                                          2,918           100,788
Becton, Dickinson & Co.                                             1,199            68,103
Biomet, Inc.                                                        1,217            52,806
Boston Scientific Corp. (a)                                         4,054           144,120
C.R. Bard, Inc.                                                       526            33,653
Fisher Scientific International, Inc. (a)                             600            37,428
Guidant Corp.                                                       1,526           110,025
Hospira, Inc. (a)                                                     745            24,957
Medtronic, Inc.                                                     5,798           287,987
Millipore Corp. (a)                                                   201            10,012
PerkinElmer, Inc.                                                     537            12,077
St. Jude Medical, Inc. (a)                                          1,692            70,946
Stryker Corp.                                                       1,930            93,122
Thermo Electron Corp. (a)                                             777            23,458
Waters Corp. (a)                                                      539            25,220
Zimmer Holdings, Inc. (a)                                           1,169            93,660
                                                                            ---------------
                                                                                  1,206,346
                                                                            ---------------

HEALTH CARE PROVIDERS & SERVICES--2.2%
Aetna, Inc.                                                           706            88,073
AmerisourceBergen Corp.                                               551            32,333
Cardinal Health, Inc.                                               2,085           121,243
Caremark Rx, Inc. (a)                                               2,193            86,470
CIGNA Corp.                                                           665            54,244
Express Scripts, Inc. (a)                                             400            30,576
HCA, Inc.                                                           1,987            79,400
Health Management Associates, Inc.,
   Class A                                                          1,126            25,583
Humana, Inc. (a)                                                      717            21,288
IMS Health, Inc.                                                    1,167            27,086

                 See Accompanying Notes to Financial Statements.

                                                              SHARES            VALUE
                                                          ---------------   ---------------
Laboratory Corp. of America
   Holdings (a)                                                       600   $        29,892
Manor Care, Inc.                                                      458            16,227
McKesson Corp.                                                      1,449            45,586
Medco Health Solutions, Inc. (a)                                    1,330            55,328
Quest Diagnostics, Inc.                                               471            45,004
Tenet Healthcare Corp. (a)                                          2,180            23,936
UnitedHealth Group, Inc.                                            3,082           271,308
WellPoint, Inc. (a)                                                 1,381           158,815
                                                                            ---------------
                                                                                  1,212,392
                                                                            ---------------

PHARMACEUTICALS--6.8%
Abbott Laboratories                                                 7,451           347,589
Allergan, Inc.                                                        652            52,858
Bristol-Myers Squibb Co.                                            9,270           237,497
Eli Lilly & Co.                                                     5,386           305,656
Forest Laboratories, Inc. (a)                                       1,824            81,825
Johnson & Johnson                                                  14,217           901,642
King Pharmaceuticals, Inc. (a)                                      1,127            13,975
Merck & Co., Inc.                                                  10,578           339,977
Mylan Laboratories, Inc.                                            1,300            22,984
Pfizer, Inc.                                                       36,069           969,895
Schering-Plough Corp.                                               7,057           147,350
Watson Pharmaceuticals, Inc. (a)                                      562            18,439
Wyeth                                                               6,439           274,237
                                                                            ---------------
                                                                                  3,713,924
                                                                            ---------------

INDUSTRIAL--11.6%
AEROSPACE & DEFENSE--2.0%
Boeing Co.                                                          4,028           208,530
General Dynamics Corp.                                                995           104,077
Goodrich Corp.                                                        585            19,094
Honeywell International, Inc.                                       4,114           145,677
L-3 Communications Holdings, Inc.                                     500            36,620
Lockheed Martin Corp.                                               2,133           118,488
Northrop Grumman Corp.                                              1,780            96,761
Raytheon Co.                                                        2,165            84,067
Rockwell Collins, Inc.                                                873            34,431
United Technologies Corp.                                           2,400           248,040
                                                                            ---------------
                                                                                  1,095,785
                                                                            ---------------

AIR FREIGHT & LOGISTICS--1.1%
FedEx Corp.                                                         1,395           137,394
Ryder System, Inc.                                                    264            12,611
United Parcel Service, Inc., Class B                                5,393           460,886
                                                                            ---------------
                                                                                    610,891
                                                                            ---------------

AIRLINES--0.1%
Delta Air Lines, Inc. (a)                                             600             4,488
Southwest Airlines Co.                                              3,739            60,871
                                                                            ---------------
                                                                                     65,359
                                                                            ---------------

BUILDING PRODUCTS--0.2%
American Standard Cos., Inc. (a)                                    1,020            42,146
Masco Corp.                                                         2,160            78,905
                                                                            ---------------
                                                                                    121,051
                                                                            ---------------

COMMERCIAL SERVICES & SUPPLIES--1.0%
Allied Waste Industries, Inc. (a)                                   1,470            13,642
Apollo Group, Inc., Class A (a)                                       868            70,056
Avery Dennison Corp.                                                  481   $        28,846
Cendant Corp.                                                       5,151           120,430
Cintas Corp.                                                          782            34,298
Equifax, Inc.                                                         696            19,558
H&R Block, Inc.                                                       832            40,768
Monster Worldwide, Inc. (a)                                           500            16,820
Pitney Bowes, Inc.                                                  1,152            53,315
R.R. Donnelley & Sons Co.                                           1,081            38,148
Robert Half International, Inc.                                       800            23,544
Waste Management, Inc.                                              2,815            84,281
                                                                            ---------------
                                                                                    543,706
                                                                            ---------------

CONSTRUCTION & ENGINEERING--0.0%
Fluor Corp.                                                           409            22,295
                                                                            ---------------

ELECTRICAL EQUIPMENT--0.4%
American Power Conversion Corp.                                       893            19,110
Cooper Industries Ltd.                                                399            27,088
Emerson Electric Co.                                                1,984           139,078
Power-One, Inc. (a)                                                   467             4,166
Rockwell Automation, Inc.                                             909            45,041
                                                                            ---------------
                                                                                    234,483
                                                                            ---------------

INDUSTRIAL CONGLOMERATES--4.7%
3M Co.                                                              3,734           306,449
General Electric Co.                                               50,639         1,848,324
Textron, Inc.                                                         665            49,077
Tyco International Ltd.                                             9,629           344,140
                                                                            ---------------
                                                                                  2,547,990
                                                                            ---------------

MACHINERY--1.5%
Caterpillar, Inc.                                                   1,592           155,236
Cummins, Inc.                                                         180            15,082
Danaher Corp.                                                       1,492            85,656
Deere & Co.                                                         1,197            89,057
Dover Corp.                                                           940            39,424
Eaton Corp.                                                           766            55,428
Illinois Tool Works, Inc.                                           1,433           132,810
Ingersoll-Rand Co., Class A                                           778            62,473
ITT Industries, Inc.                                                  481            40,620
Navistar International Corp. (a)                                      371            16,317
Paccar, Inc.                                                          819            65,913
Pall Corp.                                                            600            17,370
Parker Hannifin Corp.                                                 556            42,111
                                                                            ---------------
                                                                                    817,497
                                                                            ---------------

ROAD & RAIL--0.5%
Burlington Northern Santa Fe Corp.                                  1,803            85,300
CSX Corp.                                                           1,063            42,605
Norfolk Southern Corp.                                              1,862            67,386
Union Pacific Corp.                                                 1,239            83,322
                                                                            ---------------
                                                                                    278,613
                                                                            ---------------

TRADING COMPANIES & DISTRIBUTORS--0.1%
W.W. Grainger, Inc.                                                   425            28,314
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES            VALUE
                                                          ---------------   ---------------
INFORMATION TECHNOLOGY--15.8%
COMMUNICATIONS EQUIPMENT--2.6%
ADC Telecommunications, Inc. (a)                                    3,764   $        10,088
Andrew Corp. (a)                                                      787            10,727
Avaya, Inc. (a)                                                     2,098            36,086
CIENA Corp. (a)                                                     2,719             9,081
Cisco Systems, Inc. (a)                                            31,535           608,625
Comverse Technology, Inc. (a)                                         921            22,518
Corning, Inc. (a)                                                   6,609            77,788
JDS Uniphase Corp. (a)                                              6,993            22,168
Lucent Technologies, Inc. (a)                                      20,798            78,200
Motorola, Inc.                                                     11,608           199,658
QUALCOMM, Inc.                                                      7,790           330,296
Scientific-Atlanta, Inc.                                              705            23,272
Tellabs, Inc. (a)                                                   1,991            17,103
                                                                            ---------------
                                                                                  1,445,610
                                                                            ---------------

COMPUTERS & PERIPHERALS--3.9%
Apple Computer, Inc. (a)                                            1,936           124,678
Dell, Inc. (a)                                                     11,879           500,581
EMC Corp. (a)                                                      11,392           169,399
Gateway, Inc. (a)                                                   1,545             9,285
Hewlett-Packard Co.                                                14,609           306,351
International Business Machines Corp.                               8,010           789,626
Lexmark International, Inc.,
   Class A (a)                                                        595            50,575
NCR Corp. (a)                                                         480            33,230
Network Appliance, Inc. (a)                                         1,684            55,943
QLogic Corp. (a)                                                      455            16,712
Sun Microsystems, Inc. (a)                                         15,975            85,946
                                                                            ---------------
                                                                                  2,142,326
                                                                            ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Agilent Technologies, Inc. (a)                                      2,273            54,779
Jabil Circuit, Inc. (a)                                               915            23,406
Molex, Inc.                                                           915            27,450
Sanmina-SCI Corp. (a)                                               2,403            20,354
Solectron Corp. (a)                                                 4,686            24,976
Symbol Technologies, Inc.                                           1,094            18,926
Tektronix, Inc.                                                       387            11,691
                                                                            ---------------
                                                                                    181,582
                                                                            ---------------

INTERNET SOFTWARE & SERVICES--0.5%
Yahoo! Inc. (a)                                                     6,588           248,236
                                                                            ---------------

IT SERVICES--1.2%
Affiliated Computer Services, Inc.,
   Class A (a)                                                        600            36,114
Automatic Data Processing, Inc.                                     2,800           124,180
Computer Sciences Corp. (a)                                           941            53,044
Convergys Corp. (a)                                                   680            10,193
Electronic Data Systems Corp.                                       2,591            59,852
First Data Corp.                                                    3,979           169,267
Fiserv, Inc. (a)                                                      964            38,743
Paychex, Inc.                                                       1,859            63,355
Sabre Holdings Corp., Class A                                         708            15,689
SunGard Data Systems, Inc. (a)                                      1,423            40,314
Unisys Corp. (a)                                                    1,537            15,647
                                                                            ---------------
                                                                                    626,398
                                                                            ---------------

OFFICE ELECTRONICS--0.1%
Xerox Corp. (a)                                                     4,409   $        74,997
                                                                            ---------------

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--3.0%
Advanced Micro Devices, Inc. (a)                                    1,837            40,451
Altera Corp. (a)                                                    1,817            37,612
Analog Devices, Inc.                                                1,808            66,751
Applied Materials, Inc. (a)                                         8,130           139,023
Applied Micro Circuits Corp. (a)                                    1,304             5,490
Broadcom Corp., Class A (a)                                         1,541            49,743
Freescale Semiconductor, Inc.,
   Class B (a)                                                      1,881            34,535
Intel Corp.                                                        30,309           708,928
KLA-Tencor Corp. (a)                                                  913            42,528
Linear Technology Corp.                                             1,523            59,031
LSI Logic Corp. (a)                                                 1,791             9,815
Maxim Integrated Products, Inc.                                     1,587            67,273
Micron Technology, Inc. (a)                                         2,915            36,000
National Semiconductor Corp.                                        1,690            30,335
Novellus Systems, Inc. (a)                                            742            20,694
NVIDIA Corp. (a)                                                      780            18,377
PMC-Sierra, Inc. (a)                                                  798             8,978
Teradyne, Inc. (a)                                                    876            14,953
Texas Instruments, Inc.                                             8,363           205,897
Xilinx, Inc.                                                        1,626            48,211
                                                                            ---------------
                                                                                  1,644,625
                                                                            ---------------

SOFTWARE--4.2%
Adobe Systems, Inc.                                                 1,193            74,849
Autodesk, Inc.                                                      1,000            37,950
BMC Software, Inc. (a)                                              1,062            19,753
Citrix Systems, Inc. (a)                                              793            19,452
Computer Associates International, Inc.                             2,839            88,179
Compuware Corp. (a)                                                 1,836            11,879
Electronic Arts, Inc. (a)                                           1,428            88,079
Intuit, Inc. (a)                                                      913            40,181
Mercury Interactive Corp. (a)                                         407            18,539
Microsoft Corp.                                                    52,039         1,389,962
Novell, Inc. (a)                                                    1,736            11,718
Oracle Corp. (a)                                                   24,542           336,716
Parametric Technology Corp. (a)                                     1,191             7,015
Siebel Systems, Inc. (a)                                            2,348            24,654
Symantec Corp. (a)                                                  3,032            78,104
VERITAS Software Corp. (a)                                          2,094            59,784
                                                                            ---------------
                                                                                  2,306,814
                                                                            ---------------

MATERIALS--3.1%
CHEMICALS--1.6%
Air Products & Chemicals, Inc.                                      1,092            63,303
Dow Chemical Co.                                                    4,510           223,290
E.I. du Pont de Nemours & Co.                                       4,724           231,712
Eastman Chemical Co.                                                  367            21,187
Ecolab, Inc.                                                        1,220            42,859
Engelhard Corp.                                                       584            17,911
Great Lakes Chemical Corp.                                            255             7,265
Hercules, Inc. (a)                                                    483             7,173

                 See Accompanying Notes to Financial Statements.

                                                              SHARES            VALUE
                                                          ---------------   ---------------
International Flavors &
   Fragrances, Inc.                                                   416   $        17,821
Monsanto Co.                                                        1,255            69,715
PPG Industries, Inc.                                                  821            55,959
Praxair, Inc.                                                       1,540            67,991
Rohm and Haas Co.                                                   1,081            47,813
Sigma-Aldrich Corp.                                                   301            18,199
                                                                            ---------------
                                                                                    892,198
                                                                            ---------------

CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.                                                  522            28,507
                                                                            ---------------

CONTAINERS & PACKAGING--0.2%
Ball Corp.                                                            580            25,508
Bemis Co., Inc.                                                       496            14,429
Pactiv Corp. (a)                                                      772            19,524
Sealed Air Corp. (a)                                                  390            20,775
Temple-Inland, Inc.                                                   313            21,409
                                                                            ---------------
                                                                                    101,645
                                                                            ---------------

METALS & MINING--0.7%
Alcoa, Inc.                                                         4,182           131,398
Allegheny Technologies, Inc.                                          382             8,278
Freeport-McMoRan Copper &
   Gold, Inc., Class B                                                880            33,642
Newmont Mining Corp.                                                2,189            97,214
Nucor Corp.                                                           788            41,244
Phelps Dodge Corp.                                                    414            40,953
United States Steel Corp.                                             509            26,086
                                                                            ---------------
                                                                                    378,815
                                                                            ---------------

PAPER & FOREST PRODUCTS--0.5%
Georgia-Pacific Corp.                                               1,245            46,663
International Paper Co.                                             2,320            97,440
Louisiana-Pacific Corp.                                               570            15,242
MeadWestvaco Corp.                                                  1,011            34,263
Weyerhaeuser Co.                                                    1,157            77,773
                                                                            ---------------
                                                                                    271,381
                                                                            ---------------

TELECOMMUNICATION SERVICES--3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.9%
ALLTEL Corp.                                                        1,443            84,791
AT&T Corp.                                                          3,820            72,809
BellSouth Corp.                                                     8,782           244,052
CenturyTel, Inc.                                                      689            24,439
Citizens Communications Co.                                         1,579            21,774
Qwest Communications
   International, Inc. (a)                                          8,256            36,657
SBC Communications, Inc.                                           15,851           408,480
Sprint Corp.                                                        7,118           176,882
Verizon Communications, Inc.                                       13,205           534,935
                                                                            ---------------
                                                                                  1,604,819
                                                                            ---------------

WIRELESS TELECOMMUNICATION SERVICES--0.3%
Nextel Communications, Inc.,
   Class A (a)                                                      5,309           159,270
                                                                            ---------------

UTILITIES--2.9%
ELECTRIC UTILITIES--2.0%
Allegheny Energy Inc. (a)                                             567   $        11,176
Ameren Corp.                                                          964            48,335
American Electric Power Co., Inc.                                   1,932            66,345
CenterPoint Energy, Inc.                                            1,393            15,741
Cinergy Corp.                                                         878            36,551
Consolidated Edison, Inc.                                           1,160            50,750
DTE Energy Co.                                                        804            34,676
Edison International                                                1,606            51,440
Entergy Corp.                                                       1,028            69,483
Exelon Corp.                                                        3,198           140,936
FirstEnergy Corp.                                                   1,632            64,480
FPL Group, Inc.                                                       875            65,406
PG&E Corp. (a)                                                      2,022            67,292
Pinnacle West Capital Corp.                                           412            18,297
PPL Corp.                                                             957            50,989
Progress Energy, Inc.                                               1,229            55,600
Southern Co.                                                        3,559           119,298
TECO Energy, Inc.                                                     800            12,272
TXU Corp.                                                           1,128            72,824
Xcel Energy, Inc.                                                   1,857            33,797
                                                                            ---------------
                                                                                  1,085,688
                                                                            ---------------

GAS UTILITIES--0.1%
KeySpan Corp.                                                         769            30,337
Nicor, Inc.                                                           245             9,050
NiSource, Inc.                                                      1,209            27,541
Peoples Energy Corp.                                                  152             6,681
                                                                            ---------------
                                                                                     73,609
                                                                            ---------------

MULTI-UTILITIES & UNREGULATED POWER--0.8%
AES Corp. (a)                                                       3,326            45,466
Calpine Corp. (a)                                                   1,926             7,589
CMS Energy Corp. (a)                                                  800             8,360
Constellation Energy Group                                            887            38,771
Dominion Resources, Inc.                                            1,545           104,658
Duke Energy Corp.                                                   4,586           116,163
Dynegy, Inc., Class A (a)                                           1,600             7,392
Public Service Enterprise Group, Inc.                               1,100            56,947
Sempra Energy                                                       1,080            39,614
                                                                            ---------------
                                                                                    424,960
                                                                            ---------------

TOTAL COMMON STOCKS
   (cost of $47,794,895)                                                         54,089,437
                                                                            ---------------

                                                               UNITS
                                                          ---------------
WARRANT--0.0%
INFORMATION TECHNOLOGY--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
Lucent Technologies, Inc. (a)                                         197               311
                                                                            ---------------
TOTAL WARRANT
   (cost of $0)                                                                         311
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR             VALUE
                                                          ---------------   ---------------
SHORT-TERM OBLIGATIONS--1.7%
GOVERNMENT & AGENCY DISCOUNT NOTE--0.2%
United States Treasury Bill
   2.185% 08/10/05 (c)                                    $        80,000   $        79,670

REPURCHASE AGREEMENT--1.5%
Repurchase agreement with State Street
   Bank & Trust Co., dated 12/31/04,
   due 01/03/05 at 1.500%, collateralized
   by a U.S. Treasury Bond maturing
   11/15/27, market value of $854,877
   (repurchase proceeds $835,104)                                 835,000           835,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $914,670)                                                               914,670
                                                                            ---------------
TOTAL INVESTMENTS--100.5%
   (cost of $48,709,565) (d)                                                     55,004,418
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--(0.5)%                                            (267,642)
                                                                            ---------------
NET ASSETS--100.0%                                                          $    54,736,776
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Investments in affiliates during the year ended December 31, 2004:

     Security name: FleetBoston Financial Corp., the parent company of the Investment Advisor prior to April 1, 2004.

     Shares as of 12/31/03:                                                           4,858
     Shares purchased:                                                                  200
     Shares disposed of through acquisition:                                         (5,058)
     Shares as of 12/31/04:                                                              --
     Net realized gain (loss)                                               $            --
     Dividend income earned:                                                $         1,770
     Value at end of period:                                                $            --

     Security name: Bank of America Corp. (As a result of the acquisition of FleetBoston Financial Corp. effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

     Shares as of 12/31/03:                                                           6,928
     Shares purchased:                                                                1,000
     Shares sold:                                                                    (1,101)
     Shares acquired through acquisition:                                             2,809
     Shares acquired through two for one stock split:                                 9,736
     Shares as of 12/31/04:                                                          19,372
     Net realized gain*:                                                    $         1,588
     Dividend income earned*:                                               $        31,196
     Value at end of period:                                                $       910,290

     * Represents activity for the period April 1, 2004 through December 31,
       2004.

(c)  Security pledged as collateral for open futures contracts.
(d)  Cost for federal income tax purposes is $50,709,403.

At December 31, 2004, the Fund held the following open long futures contracts:

                                       AGGREGATE        SETTLEMENT   UNREALIZED
    TYPE        CONTRACTS   VALUE      FACE VALUE          DATE     APPRECIATION
    ----        ---------   -----   ----------------    ----------  ------------
S&P Mini 500        16    $ 970,960    $ 961,980          Mar-05     $  8,980

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                           % OF NET ASSETS
------------------                           ---------------
Financials                                          20.4%
Information Technology                              15.8
Health Care                                         12.5
Consumer Discretionary                              11.8
Industrial                                          11.6
Consumer Staples                                    10.4
Energy                                               7.1
Telecommunication Services                           3.2
Materials                                            3.1
Utilities                                            2.9
Short-Term Obligations                               1.7
Other Assets & Liabilities, Net                     (0.5)
                                                   -----
                                                   100.0%
                                                   =====

            ACRONYM              NAME
            -------              ----
              ADR     American Depositary Receipt
              REIT    Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Liberty S&P 500 Index Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $    48,114,132
Affiliated investments, at cost                                                            595,433
                                                                                   ---------------
Investments, at value                                                              $    54,094,128
Affiliated investments, at value                                                           910,290
Cash                                                                                           229
Receivable for:
   Interest                                                                                     35
   Dividends                                                                                70,701
Expense reimbursement due from Distributor                                                  22,521
Deferred Trustees' compensation plan                                                         3,281
                                                                                   ---------------
     TOTAL ASSETS                                                                       55,101,185
                                                                                   ---------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                                 287,896
   Futures variation margin                                                                    800
   Investment advisory fee                                                                  18,499
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              3,011
   Trustees' fees                                                                               78
   Audit fee                                                                                21,260
   Custody fee                                                                               2,139
   Distribution fee--Class B                                                                12,404
Deferred Trustees' fees                                                                      3,281
Other liabilities                                                                           14,416
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     364,409
                                                                                   ---------------
NET ASSETS                                                                         $    54,736,776
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    52,097,832
Overdistributed net investment income                                                       (1,760)
Accumulated net realized loss                                                           (3,663,129)
Net unrealized appreciation on:
   Investments                                                                           6,294,853
   Futures contracts                                                                         8,980
                                                                                   ---------------
NET ASSETS                                                                         $    54,736,776
                                                                                   ===============
CLASS A:
Net assets                                                                         $        90,880
Shares outstanding                                                                           8,695
                                                                                   ===============
Net asset value per share                                                          $         10.45
                                                                                   ===============
CLASS B:
Net assets                                                                         $    54,645,896
Shares outstanding                                                                       5,241,565
                                                                                   ===============
Net asset value per share                                                          $         10.43
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Liberty S&P 500 Index Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $     1,000,525
Dividends from affiliates                                                                   32,966
Interest                                                                                    10,883
                                                                                   ---------------
   Total Investment Income                                                               1,044,374
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                    205,138
Distribution fee--Class B                                                                  128,000
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                42,965
Trustees' fee                                                                                7,276
Custody fee                                                                                 19,173
Audit fee                                                                                   23,369
Non-recurring costs (See Note 6)                                                             2,554
Other expenses                                                                              20,618
                                                                                   ---------------
   Total Expenses                                                                          456,593
Fees waived by Distributor--Class B                                                        (69,352)
Non-recurring costs assumed by Investment Advisor (See Note 6)                              (2,554)
Custody earnings credit                                                                        (67)
                                                                                   ---------------
   Net Expenses                                                                            384,620
                                                                                   ---------------
Net Investment Income                                                                      659,754
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Unaffiliated investments                                                               (408,394)
   Affiliated investments                                                                    1,588
   Futures contracts                                                                       109,227
                                                                                   ---------------
     Net realized loss                                                                    (297,579)
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                           4,732,247
   Futures contracts                                                                       (31,186)
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                  4,701,061
                                                                                   ---------------
Net Gain                                                                                 4,403,482
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     5,063,236
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty S&P 500 Index Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $       659,754   $       377,448
Net realized loss on investments and futures contracts                                    (297,579)         (371,434)
Net change in unrealized appreciation/depreciation on investments and futures
   contracts                                                                             4,701,061         9,268,500
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     5,063,236         9,274,514
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                  (1,243)             (680)
   Class B                                                                                (677,613)         (377,651)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                      (678,856)         (378,331)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Distributions reinvested                                                                  1,243               680
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                         6,819,068        13,560,308
   Distributions reinvested                                                                677,613           377,651
   Redemptions                                                                          (5,669,755)       (3,136,822)
                                                                                   ---------------   ---------------
        Net Increase                                                                     1,826,926        10,801,137
                                                                                   ---------------   ---------------
Net Increase from Share Transactions                                                     1,828,169        10,801,817
                                                                                   ---------------   ---------------
Total Increase in Net Assets                                                             6,212,549        19,698,000
NET ASSETS:
Beginning of period                                                                     48,524,227        28,826,227
                                                                                   ---------------   ---------------
End of period (including overdistributed net investment income of $(1,760) and
   $(934), respectively)                                                           $    54,736,776   $    48,524,227
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Issued for distributions reinvested                                                         119                71
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                           700,537         1,585,888
   Issued for distributions reinvested                                                      64,905            39,462
   Redemptions                                                                            (573,226)         (374,208)
                                                                                   ---------------   ---------------
        Net Increase                                                                       192,216         1,251,142
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty S&P 500 Index Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty S&P 500 Index Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities or
(2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments and distributions in excess were identified and reclassified among the components of the Fund's net assets as follows:

     OVERDISTRIBUTED NET   ACCUMULATED NET        PAID-IN
      INVESTMENT INCOME     REALIZED LOSS         CAPITAL
     -------------------   ---------------      ----------
          $ 19,783             $ 7,027          $ (26,810)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                DECEMBER 31,     DECEMBER 31,
                                    2004             2003
                                ------------     ------------
Distributions paid from:
     Ordinary income            $  678,856        $ 378,331
     Long-term capital gains            --               --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED      UNDISTRIBUTED
     ORDINARY           LONG-TERM         NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------      --------------      --------------
       $ --                 $ --            $ 4,295,015

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and return of capital distributions received

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation               $   9,022,591
     Unrealized depreciation                  (4,727,576)
                                           -------------
       Net unrealized appreciation         $   4,295,015
                                           =============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2008                              $     19,479
       2009                                   243,840
       2010                                 1,209,651
       2011                                     9,406
       2012                                    61,449
                                         ------------
                                         $  1,543,825
                                         ============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2004, post-October capital losses of $109,288 attributed to security transactions were deferred to January 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund's average daily net assets.

   Prior to November 1, 2004, Columbia received a monthly investment advisory fee at the annual rate of 0.40% of the Fund's averagae daily net assets.

   SUB-ADVISORY FEE--State Street Global Advisors ("SSgA") has been retained by Columbia as sub-advisor to the Fund. As the sub-advisor, SSgA is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays SSgA a monthly sub-advisory fee at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $50 million                            $ 25,000
Over $50 million                                 0.05%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.084%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.75% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,352 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $5,270,512 and $2,997,575, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $2,554 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

Liberty S&P 500 Index Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                    PERIOD
                                                                          YEAR ENDED DECEMBER 31,                    ENDED
                                                           ----------------------------------------------------   DECEMBER 31,
                                                              2004          2003          2002         2001         2000 (a)
                                                           ----------    ----------    ----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     9.59    $     7.57    $     9.89    $    11.31    $    12.00
                                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                        0.13(c)       0.09          0.08          0.07          0.07
Net realized and unrealized gain (loss) on
   investments and futures contracts                             0.84          2.01         (2.33)        (1.43)        (0.70)
                                                           ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations                            0.97          2.10         (2.25)        (1.36)        (0.63)
                                                           ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.13)        (0.08)        (0.06)        (0.06)        (0.06)
Return of capital                                                  --            --         (0.01)           --            --
                                                           ----------    ----------    ----------    ----------    ----------
     Total Distributions Declared to Shareholders               (0.13)        (0.08)        (0.07)        (0.06)        (0.06)
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                             $    10.43    $     9.59    $     7.57    $     9.89    $    11.31
                                                           ==========    ==========    ==========    ==========    ==========
Total return (d)(e)(f)                                          10.12%        27.68%       (22.75)%      (12.07)%       (5.29)%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                     0.75%         0.75%         0.75%         0.75%         0.75%(i)
Net investment income (h)                                        1.29%         1.05%         0.88%         0.72%         0.89%(i)
Waiver/reimbursement                                             0.14%         0.22%         0.14%         0.53%         0.61%(i)
Portfolio turnover rate                                             6%            3%           17%            7%            2%(g)
Net assets, end of period (000's)                          $   54,646    $   48,442    $   28,762    $   28,835    $   12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend which amounted to $0.03 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Liberty S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty S&P 500 Index Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION

Liberty S&P 500 Index Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

96.49% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION

Liberty Select Value Fund, Variable Series / December 31, 2004

Liberty Select Value Fund, Variable Series seeks long-term growth.

Diane L. Sobin, the lead manager, and David I. Hoffman co-manage the fund. Ms. Sobin and Mr. Hoffman have been affiliated with Columbia Management Advisors, Inc. and its predecessors since August 2001.

Mid-cap value stocks were exceptional performers in 2004, the beneficiaries of steady economic growth and continued low interest rates. The portfolio participated in these gains, aided by its emphasis on the energy sector, which was the period's strongest performer. A late-year rally in stocks tied to consumer spending in the leisure and retail areas, also made a positive contribution to returns. However, the portfolio underperformed its benchmark, the Russell Midcap Value Index. Disappointing results from cyclical technology stocks, the impact of a larger-than-normal cash position and our decision to underweight interest-rate sensitive sectors, such as financials, utilities and real estate investment trusts (REITs), restrained performance.

ENERGY, BASIC MATERIALS AND CONSUMER STOCKS AIDED PERFORMANCE
Energy and basic materials holdings were amongst the largest contributors to the fund's performance during the year. These stocks were the beneficiaries of a significant rise in commodity prices, which were buoyed by worldwide economic growth. XTO Energy, Amerada Hess, and Transocean (1.8%, 1.4%, and 1.0% of net assets, respectively) were top contributors. On the basic materials side, plastic bottle manufacturer Eastman Chemical (1.2% of net assets) rode the petrochemical cycle to higher levels. Improving payroll numbers near the end of the year helped boost consumer stocks, including Harrah's Entertainment (1.0% of net assets) in the leisure area, and Federated Department Stores (1.8% of net assets), which benefited from a rising sales base.

NEW POSITIONS IN FINANCIALS, REITs AND UTILITIES
We positioned the portfolio away from interest-rate sensitive sectors early in the period because we expected rates to rise, an environment that is generally negative for sectors such as financials, utilities and REITs. Short-term interest rates began to rise midway through the year. However, intermediate and long-term interest rates held steady or declined during the year and these sectors were among the best performers.

   During the second half of the year, we increased the fund's exposure to financial stocks. We added to holdings in the commercial lending area, which is less sensitive to rising interest rates than other areas of the sector. The financial sector was the largest contributor to performance for the year. We also added selectively to hotel and office REITs with reasonable valuations and the potential to benefit from continued economic growth. We believe that the hotel sector has strong business prospects due to increased travel. We added Host Marriott (1.1% of net assets) based on its city center locations, which limit new development and enhance its ability to increase room rates at an above average rate. We believe prospects for office property REITs are also beginning to improve. Finally, we added Constellation Energy (0.9% of net assets) in the utility sector, a company that we believe has the potential to benefit from rising power prices.

TRIMMING WINNERS AND LOSERS
The portfolio phased in new management during the second half of the period. We continued to use a disciplined approach to finding attractive value stocks among middle capitalization companies. We look for companies that are "cheap" on the basis of price/earnings, price/sales and price/book value--common measures of valuing stocks versus their peers. We also use fundamental research to identify companies that we believe have the potential to increase their operating margins from currently depressed levels over a one- to three-year time horizon. During the period, our disciplined approach led us to reduce exposure to the auto parts industry because we believe that auto sales and production have reached peak levels.

SEEKING COMPANIES THAT ARE FOCUSED ON PRUDENT CAPITAL DEPLOYMENT
Despite the strong performance of mid-cap value stocks during the past year, we continue to find attractively-valued stocks with the potential for continued improvement in operating margins. In particular, we believe that companies that generate excess cash, increase their dividends, repurchase their own shares and make prudent investments in their own businesses are poised to reward shareholders. Our research continues to point us toward economically-sensitive companies. However, our focus has shifted from early-cycle industries, such as semiconductors, to late-cycle industries, such as commercial construction and infrastructure builders. We are also seeking companies that have the potential to benefit from higher spending on equipment and technology.

CAREFULLY POSITIONED FOR OPPORTUNITY
We believe the US economy will continue to grow into 2005, albeit at a slower pace. We also foresee continued increases in short-term interest rates by the Federal Reserve Board, which could lead to higher long-term bond rates and increased pressure on the dollar. In this environment, we are looking for attractively-valued stocks of companies that have the opportunity to improve operating performance while minimizing the fund's exposure to rising interest rates and currency factors.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Liberty Select Value Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The value and returns earned on an investment in the fund may also be affected by stock market fluctuations. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2004, and are subject to change.

PERFORMANCE INFORMATION

Liberty Select Value Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                             1-YEAR         LIFE
----------------------------------------------------------------
Class B (5/30/00)                             15.32         9.29
Russell Midcap Value Index(1)                 23.71        14.44

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/04

Class B: $15,039

                CLASS B SHARES     RUSSELL MIDCAP VALUE INDEX
 5/30/2000            $ 10,000                       $ 10,000
 5/31/2000            $ 10,200                       $ 10,183
 6/30/2000            $ 10,066                       $  9,803
 7/31/2000            $ 10,333                       $ 10,033
 8/31/2000            $ 11,184                       $ 10,648
 9/30/2000            $ 10,983                       $ 10,750
10/31/2000            $ 11,034                       $ 10,954
11/30/2000            $ 10,309                       $ 10,812
12/31/2000            $ 11,139                       $ 11,765
 1/31/2001            $ 11,551                       $ 11,723
 2/28/2001            $ 11,206                       $ 11,674
 3/31/2001            $ 10,961                       $ 11,350
 4/30/2001            $ 11,769                       $ 11,975
 5/31/2001            $ 12,098                       $ 12,315
 6/30/2001            $ 11,862                       $ 12,151
 7/31/2001            $ 11,962                       $ 12,102
 8/31/2001            $ 11,660                       $ 11,881
 9/30/2001            $ 10,221                       $ 10,747
10/31/2001            $ 10,423                       $ 10,804
11/30/2001            $ 11,062                       $ 11,561
12/31/2001            $ 11,525                       $ 12,040
 1/31/2002            $ 11,618                       $ 12,162
 2/28/2002            $ 11,812                       $ 12,359
 3/31/2002            $ 12,361                       $ 12,991
 4/30/2002            $ 12,395                       $ 12,981
 5/31/2002            $ 12,437                       $ 12,962
 6/30/2002            $ 11,744                       $ 12,384
 7/31/2002            $ 10,908                       $ 11,171
 8/31/2002            $ 10,984                       $ 11,301
 9/30/2002            $  9,819                       $ 10,160
10/31/2002            $ 10,021                       $ 10,483
11/30/2002            $ 10,603                       $ 11,143
12/31/2002            $ 10,232                       $ 10,878
 1/31/2003            $  9,970                       $ 10,577
 2/28/2003            $  9,742                       $ 10,401
 3/31/2003            $  9,717                       $ 10,436
 4/30/2003            $ 10,334                       $ 11,230
 5/31/2003            $ 10,925                       $ 12,218
 6/30/2003            $ 11,001                       $ 12,303
 7/31/2003            $ 11,322                       $ 12,686
 8/31/2003            $ 11,686                       $ 13,136
 9/30/2003            $ 11,466                       $ 13,034
10/31/2003            $ 12,236                       $ 13,991
11/30/2003            $ 12,506                       $ 14,396
12/31/2003            $ 13,041                       $ 15,018
 1/31/2004            $ 13,269                       $ 15,415
 2/29/2004            $ 13,693                       $ 15,795
 3/31/2004            $ 13,701                       $ 15,821
 4/30/2004            $ 13,430                       $ 15,151
 5/31/2004            $ 13,642                       $ 15,539
 6/30/2004            $ 14,048                       $ 16,094
 7/31/2004            $ 13,430                       $ 15,658
 8/31/2004            $ 13,346                       $ 15,910
 9/30/2004            $ 13,718                       $ 16,373
10/31/2004            $ 13,803                       $ 16,751
11/30/2004            $ 14,598                       $ 17,884
12/31/2004            $ 15,039                       $ 18,577

NET ASSET VALUE PER SHARE ($)           12/31/03      12/31/04
---------------------------------------------------------------
Class B                                  15.41          17.64

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1) Index performance for the life of the fund is from May 30, 2000.

UNDERSTANDING YOUR EXPENSES

Liberty Select Value Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
07/01/04 - 12/31/04       BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)      DURING THE PERIOD ($)   EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                              ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class B                      1,000.00     1,000.00      1,070.48    1,019.61        5.72       5.58              1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Liberty Select Value Fund, Variable Series / December 31, 2004

                                                              SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--98.9%
CONSUMER DISCRETIONARY--14.4%
AUTO COMPONENTS--2.5%
BorgWarner, Inc.                                                    5,900   $       319,603
Johnson Controls, Inc.                                              6,600           418,704
Lear Corp.                                                          5,500           335,555
                                                                            ---------------
                                                                                  1,073,862
                                                                            ---------------

HOTELS, RESTAURANTS & LEISURE--2.7%
Brinker International, Inc. (a)                                    14,000           490,980
Darden Restaurants, Inc.                                            8,700           241,338
Harrah's Entertainment, Inc.                                        6,300           421,407
                                                                            ---------------
                                                                                  1,153,725
                                                                            ---------------

HOUSEHOLD DURABLES--0.7%
Newell Rubbermaid, Inc.                                            12,600           304,794
                                                                            ---------------

LEISURE EQUIPMENT & PRODUCTS--0.7%
Mattel, Inc.                                                       14,600           284,554
                                                                            ---------------

MEDIA--1.4%
Knight-Ridder, Inc.                                                 4,100           274,454
New York Times Co., Class A                                         8,000           326,400
                                                                            ---------------
                                                                                    600,854
                                                                            ---------------

MULTILINE RETAIL--2.8%
Federated Department Stores, Inc.                                  13,500           780,165
J.C. Penney Co., Inc.                                              10,200           422,280
                                                                            ---------------
                                                                                  1,202,445
                                                                            ---------------

SPECIALTY RETAIL--3.1%
Borders Group, Inc.                                                16,100           408,940
OfficeMax, Inc.                                                     8,500           266,730
TJX Companies, Inc.                                                26,000           653,380
                                                                            ---------------
                                                                                  1,329,050
                                                                            ---------------

TEXTILES, APPAREL & LUXURY GOODS--0.5%
Wolverine World Wide, Inc.                                          7,100           223,082
                                                                            ---------------

CONSUMER STAPLES--4.2%
BEVERAGES -- 0.7%
Pepsi Bottling Group, Inc.                                         12,000           324,480
                                                                            ---------------

FOOD PRODUCTS--2.7%
Dean Foods Co. (a)                                                 28,300           932,485
Hormel Foods Corp.                                                  6,900           216,315
                                                                            ---------------
                                                                                  1,148,800
                                                                            ---------------

TOBACCO--0.8%
UST, Inc.                                                           7,100           341,581
                                                                            ---------------

ENERGY--6.8%
ENERGY EQUIPMENT & SERVICES -- 3.0%
BJ Services Co.                                                     5,400           251,316
Noble Corp. (a)                                                     8,200           407,868
Transocean, Inc. (a)                                                9,650           409,063
Weatherford International Ltd. (a)                                  4,400           225,720
                                                                            ---------------
                                                                                  1,293,967
                                                                            ---------------

OIL & GAS--3.8%
Amerada Hess Corp.                                                  7,100           584,898
Williams Companies, Inc.                                           15,400           250,866
XTO Energy, Inc.                                                   21,791           770,966
                                                                            ---------------
                                                                                  1,606,730
                                                                            ---------------

FINANCIALS--24.2%
CAPITAL MARKETS--2.7%
Bear Stearns Companies, Inc.                                        4,200   $       429,702
Janus Capital Group, Inc.                                          25,800           433,698
Lehman Brothers Holdings, Inc.                                      3,500           306,180
                                                                            ---------------
                                                                                  1,169,580
                                                                            ---------------

COMMERCIAL BANKS--5.3%
Banknorth Group, Inc.                                              12,800           468,480
City National Corp.                                                 6,300           445,095
Cullen/Frost Bankers, Inc.                                          3,800           184,680
North Fork Bancorporation, Inc.                                    28,639           826,235
UnionBanCal Corp.                                                   4,900           315,952
                                                                            ---------------
                                                                                  2,240,442
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--1.1%
CIT Group, Inc.                                                     9,700           444,454
                                                                            ---------------

INSURANCE--5.6%
Ambac Financial Group, Inc.                                         5,150           422,970
Cincinnati Financial Corp.                                          5,565           246,307
Endurance Specialty Holdings Ltd.                                   6,000           205,200
Hartford Financial Services Group, Inc.                             4,800           332,688
Loews Corp.                                                         4,300           302,290
Nationwide Financial Services, Inc.,
   Class A                                                          7,400           282,902
Old Republic International Corp.                                   12,800           323,840
St. Paul Travelers Companies, Inc.                                  7,900           292,853
                                                                            ---------------
                                                                                  2,409,050
                                                                            ---------------

REAL ESTATE--1.8%
Equity Office Properties Trust, REIT                               10,600           308,672
Host Marriott Corp., REIT                                          27,200           470,560
                                                                            ---------------
                                                                                    779,232
                                                                            ---------------
THRIFTS & MORTGAGE FINANCE--7.7%
Golden West Financial Corp.                                        19,200         1,179,264
PMI Group, Inc.                                                    12,300           513,525
Radian Group, Inc.                                                  9,900           527,076
Sovereign Bancorp, Inc.                                            26,500           597,575
Webster Financial Corp.                                             9,100           460,824
                                                                            ---------------
                                                                                  3,278,264
                                                                            ---------------

HEALTH CARE--4.2%
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
Millipore Corp. (a)                                                 6,900           343,689
Varian, Inc. (a)                                                    6,700           274,767
                                                                            ---------------
                                                                                    618,456
                                                                            ---------------

HEALTH CARE PROVIDERS & SERVICES--2.8%
HCA, Inc.                                                           6,800           271,728
Medco Health Solutions, Inc. (a)                                    5,400           224,640
WellPoint, Inc. (a)                                                 5,900           678,500
                                                                            ---------------
                                                                                  1,174,868
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES            VALUE
                                                          ---------------   ---------------
INDUSTRIAL--15.8%
AEROSPACE & DEFENSE--2.0%
Alliant Techsystems, Inc. (a)                                       4,300   $       281,134
Goodrich Corp.                                                     13,100           427,584
Northrop Grumman Corp.                                              2,400           130,464
                                                                            ---------------
                                                                                    839,182
                                                                            ---------------

COMMERCIAL SERVICES & SUPPLIES--5.0%
Adesa, Inc.                                                         6,700           142,174
Brink's Co.                                                        20,000           790,400
Cendant Corp.                                                      24,400           570,472
Manpower, Inc.                                                      6,700           323,610
Waste Management, Inc.                                             10,500           314,370
                                                                            ---------------
                                                                                  2,141,026
                                                                            ---------------

CONSTRUCTION & ENGINEERING--0.4%
Fluor Corp.                                                         2,900           158,079
                                                                            ---------------

ELECTRICAL EQUIPMENT--1.1%
AMETEK, Inc.                                                        8,000           285,360
Hubbell, Inc., Class B                                              3,900           203,970
                                                                            ---------------
                                                                                    489,330
                                                                            ---------------

INDUSTRIAL CONGLOMERATES--1.1%
Carlisle Companies, Inc.                                            7,100           460,932
                                                                            ---------------

MACHINERY--4.4%
AGCO Corp. (a)                                                      9,700           212,333
Dover Corp.                                                         5,800           243,252
Ingersoll-Rand Co., Class A                                         6,200           497,860
Navistar International Corp. (a)                                   14,300           628,914
Parker Hannifin Corp.                                               4,000           302,960
                                                                            ---------------
                                                                                  1,885,319
                                                                            ---------------

ROAD & RAIL--1.8%
Burlington Northern Santa Fe Corp.                                  9,500           449,445
CNF, Inc.                                                           6,500           325,650
                                                                            ---------------
                                                                                    775,095
                                                                            ---------------

INFORMATION TECHNOLOGY--6.6%
COMMUNICATIONS EQUIPMENT--1.0%
Andrew Corp. (a)                                                   31,900           434,797
                                                                            ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
Amphenol Corp., Class A (a)                                        20,000           734,800
Arrow Electronics, Inc. (a)                                        10,400           252,720
AVX Corp.                                                          13,600           171,360
Littelfuse, Inc. (a)                                               10,000           341,600
Vishay Intertechnology, Inc. (a)                                    9,450           141,939
                                                                            ---------------
                                                                                  1,642,419
                                                                            ---------------

IT SERVICES--1.8%
Affiliated Computer Services, Inc.,
   Class A (a)                                                      6,900           415,311
DST Systems, Inc. (a)                                               6,500           338,780
                                                                            ---------------
                                                                                    754,091
                                                                            ---------------

MATERIALS--13.8%
CHEMICALS--8.5%
Air Products & Chemicals, Inc.                                      6,800           394,196
Eastman Chemical Co.                                                9,100           525,343
Engelhard Corp.                                                    11,200           343,504
International Flavors & Fragrances, Inc.                           10,400           445,536
Lubrizol Corp.                                                     14,400           530,784
Nalco Holding Co. (a)                                              14,600   $       284,992
OM Group, Inc. (a)                                                  4,700           152,374
PPG Industries, Inc.                                                6,700           456,672
Praxair, Inc.                                                      10,600           467,990
                                                                            ---------------
                                                                                  3,601,391
                                                                            ---------------

CONTAINERS & PACKAGING--2.9%
Bemis Co., Inc.                                                     7,200           209,448
Crown Holdings, Inc. (a)                                           25,000           343,500
Packaging Corp. of America                                         17,300           407,415
Pactiv Corp. (a)                                                   11,000           278,190
                                                                            ---------------
                                                                                  1,238,553
                                                                            ---------------

PAPER & FOREST PRODUCTS--2.4%
Georgia-Pacific Corp.                                              15,000           562,200
MeadWestvaco Corp.                                                 13,634           462,056
                                                                            ---------------
                                                                                  1,024,256
                                                                            ---------------

TELECOMMUNICATION SERVICES--1.5%
WIRELESS TELECOMMUNICATION SERVICES--1.5%
Telephone and Data Systems, Inc.                                    8,500           654,075
                                                                            ---------------

UTILITIES--7.4%
ELECTRIC UTILITIES--5.8%
ALLETE, Inc.                                                        2,233            82,063
Edison International                                               10,500           336,315
Entergy Corp.                                                       5,400           364,986
Exelon Corp.                                                       15,700           691,899
PPL Corp.                                                           5,700           303,696
Progress Energy, Inc.                                              10,800           488,592
Reliant Energy, Inc. (a)                                           14,900           203,385
                                                                            ---------------
                                                                                  2,470,936
                                                                            ---------------

MULTI-UTILITIES & UNREGULATED POWER--1.6%
Constellation Energy Group                                          9,100           397,761
Energy East Corp.                                                  11,300           301,484
                                                                            ---------------
                                                                                    699,245
                                                                            ---------------

TOTAL COMMON STOCKS
   (cost of $31,345,967)                                                         42,270,996
                                                                            ---------------

                                                               PAR
                                                          ---------------
SHORT-TERM OBLIGATION - 1.3%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/04, due 01/03/05
   at 1.500%, collateralized by a U.S.
   Treasury Bond maturing 11/15/27,
   market value of $585,532
   (repurchase proceeds $570,071)                         $       570,000           570,000
                                                                            ---------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $570,000)                                                               570,000
                                                                            ---------------
TOTAL INVESTMENTS -- 100.2%
   (cost of $31,915,967) (b)                                                     42,840,996
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET -- (0.2)%                                          (104,184)
                                                                            ---------------
NET ASSETS -- 100.0%                                                        $    42,736,812
                                                                            ===============

                 See Accompanying Notes to Financial Statements.

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $31,964,501.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                          % OF NET ASSETS
------------------                          ---------------
Financials                                         24.2%
Industrial                                         15.8
Consumer Discretionary                             14.4
Materials                                          13.8
Utilities                                           7.4
Energy                                              6.8
Information Technology                              6.6
Consumer Staples                                    4.2
Health Care                                         4.2
Telecommunication Services                          1.5
Short-Term Obligation                               1.3
Other Assets & Liabilities, Net                    (0.2)
                                                  -----
                                                  100.0%
                                                  =====

            ACRONYM                 NAME
            -------                 ----
             REIT       Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Liberty Select Value Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $    31,915,967
                                                                                   ---------------
Investments, at value                                                              $    42,840,996
Cash                                                                                           852
Receivable for:
   Fund shares sold                                                                            147
   Interest                                                                                     24
   Dividends                                                                                38,946
Deferred Trustees' compensation plan                                                         3,072
                                                                                   ---------------
     TOTAL ASSETS                                                                       42,884,037
                                                                                   ---------------
LIABILITIES:
Expense reimbursement due to the Distributor                                                12,875
Payable for:
   Fund shares repurchased                                                                  76,785
   Investment advisory fee                                                                  24,457
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              1,044
   Trustees' fees                                                                              388
   Audit fee                                                                                13,910
   Custody fee                                                                                 199
   Distribution fee--Class B                                                                 8,745
Deferred Trustees' fees                                                                      3,072
Other liabilities                                                                            5,125
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     147,225
                                                                                   ---------------
NET ASSETS                                                                         $    42,736,812
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    31,891,761
Overdistributed net investment income                                                       (2,641)
Accumulated net realized loss                                                              (77,337)
Net unrealized appreciation on investments                                              10,925,029
                                                                                   ---------------
NET ASSETS                                                                         $    42,736,812
                                                                                   ===============
CLASS A:
Net assets                                                                         $     1,612,032
Shares outstanding                                                                          91,273
                                                                                   ===============
Net asset value per share                                                          $         17.66
                                                                                   ===============
CLASS B:
Net assets                                                                         $    41,124,780
Shares outstanding                                                                       2,331,697
                                                                                   ===============
Net asset value per share                                                          $         17.64
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Liberty Select Value Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $       508,610
Interest                                                                                    21,212
                                                                                   ---------------
   Total Investment Income                                                                 529,822
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                    279,887
Distribution fee--Class B                                                                   96,410
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                11,606
Trustees' fee                                                                                7,185
Custody fee                                                                                  5,135
Non-recurring costs (See Note 6)                                                             2,005
Other expenses                                                                              32,661
                                                                                   ---------------
   Total Expenses                                                                          442,389
Fees reimbursed by the Distributor--Class B                                                 (3,786)
Non-recurring costs assumed by Investment Advisor (See Note 6)                              (2,005)
Custody earnings credit                                                                        (26)
                                                                                   ---------------
   Net Expenses                                                                            436,572
                                                                                   ---------------
Net Investment Income                                                                       93,250
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                           895,509
Net change in unrealized appreciation/depreciation on investments                        4,793,118
                                                                                   ---------------
Net Gain                                                                                 5,688,627
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     5,781,877
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty Select Value Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $        93,250   $        59,485
Net realized gain (loss) on investments                                                    895,509          (705,613)
Net change in unrealized appreciation/depreciation on investments                        4,793,118         8,564,493
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     5,781,877         7,918,365
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                  (7,134)           (4,195)
   Class B                                                                                (107,354)          (55,597)
From net realized gains:
   Class A                                                                                  (7,660)               --
   Class B                                                                                (196,158)               --
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                      (318,306)          (59,792)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                           321,105           578,918
   Distributions reinvested                                                                 14,794             4,195
   Redemptions                                                                            (337,200)          (93,140)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                             (1,301)          489,973
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                         3,272,086         7,832,430
   Distributions reinvested                                                                303,512            55,597
   Redemptions                                                                          (4,501,454)       (3,283,568)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                           (925,856)        4,604,459
                                                                                   ---------------   ---------------
Net Increase (Decrease) from Share Transactions                                           (927,157)        5,094,432
                                                                                   ---------------   ---------------
Total Increase in Net Assets                                                             4,536,414        12,953,005
NET ASSETS:
Beginning of period                                                                     38,200,398        25,247,393
                                                                                   ---------------   ---------------
End of period (including overdistributed net investment income of $(2,641) and
   $(1,403), respectively)                                                         $    42,736,812   $    38,200,398
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                            19,659            46,620
   Issued for distributions reinvested                                                         837               272
   Redemptions                                                                             (21,172)           (7,103)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                               (676)           39,789
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                           203,481           601,441
   Issued for distributions reinvested                                                      17,196             3,606
   Redemptions                                                                            (276,030)         (251,382)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                            (55,353)          353,665
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty Select Value Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Liberty Select Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for distributions in excess and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

       OVERDISTRIBUTED          ACCUMULATED        PAID-IN
    NET INVESTMENT INCOME    NET REALIZED LOSS     CAPITAL
    ---------------------    -----------------    ---------
          $  20,000              $  5,733         $ (25,733)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                DECEMBER 31,  DECEMBER 31,
                                    2004          2003
                                ------------  ------------
Distributions paid from:
     Ordinary income             $  119,464    $   59,792
     Long-term capital gains        198,842            --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY            LONG-TERM        NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------      --------------      --------------
       $  --              $  --            $ 10,876,495

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation              $ 11,470,405
     Unrealized depreciation                  (593,910)
                                          ------------
       Net unrealized appreciation        $ 10,876,495
                                          ============

Capital loss carryforwards of $726,227 were utilized during the year ended December 31, 2004 for the Fund.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2004, post-October capital losses of $28,801 attributed to security transactions were deferred to January 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.70%
Next $500 million                              0.65%
Over $1 billion                                0.60%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.029%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.02%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,339 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $7,001,980 and $6,587,584, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $2,005 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

Liberty Select Value Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                    PERIOD
                                                                         YEAR ENDED DECEMBER 31,                     ENDED
                                                           ----------------------------------------------------   DECEMBER 31,
                                                              2004          2003          2002          2001        2000 (a)
                                                           ----------    ----------    ----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    15.41    $    12.11    $    13.65    $    13.24    $    12.00
                                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                        0.04          0.03          0.01          0.05          0.09
Net realized and unrealized gain (loss) on investments           2.32          3.29         (1.54)         0.41          1.28
                                                           ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations                            2.36          3.32         (1.53)         0.46          1.37
                                                           ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.05)        (0.02)        (0.01)        (0.03)        (0.07)
From net realized gains                                         (0.08)           --            --         (0.02)           --(c)
Return of capital                                                  --            --            --            --         (0.06)
                                                           ----------    ----------    ----------    ----------    ----------
     Total Distributions Declared to Shareholders               (0.13)        (0.02)        (0.01)        (0.05)        (0.13)
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                             $    17.64    $    15.41    $    12.11    $    13.65    $    13.24
                                                           ==========    ==========    ==========    ==========    ==========
Total return (d)(e)(f)                                          15.32%        27.44%       (11.21)%        3.47%        11.38%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                     1.10%         1.10%         1.10%         1.10%         1.10%(i)
Net investment income (h)                                        0.23%         0.20%         0.09%         0.34%         1.13%(i)
Waiver/reimbursement                                             0.01%         0.10%         0.08%         0.73%         1.56%(i)
Portfolio turnover rate                                            17%           12%           21%           15%           26%(g)
Net assets, end of period (000's)                          $   41,125    $   36,782    $   24,615    $   16,886    $    3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Liberty Select Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Select Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

UNAUDITED INFORMATION

Liberty Select Value Fund, Variable Series

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2004, the Fund designates long-term capital gains of $198,842.

100% of the ordinary income distributed by the Fund for the year ended December 31, 2004, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION

Newport Tiger Fund, Variable Series / December 31, 2004

Newport Tiger Fund, Variable Series seeks capital appreciation.

Eric R.L. Sandlund has managed or co-managed the fund since August 2002.

Good economic growth and an influx of foreign investment drove strong performance for most Asian equity markets in 2004. The markets of Thailand and China were the exceptions, posting negative results for the year. An overweight in Thailand was the main reason the portfolio underperformed its benchmark, the MSCI All Country Asia ex Japan Index. An underweight in China, which started the year strongly but then pulled back, aided results. An overweight in India also helped performance.

THAILAND AND INDIA HAD SHORT-TERM PROBLEMS BUT REMAINED ATTRACTIVE
Thailand and India were a major focus for the fund during 2004. Both countries had improving economic growth and rising consumer and business spending. In addition, they suffered what we consider to be temporary setbacks in their stock markets. In Thailand, the market declined on profit-taking, after making extraordinary gains in 2003. Thailand was also affected by an uprising of rebels in the southern part of the country and by outbreaks of Avian Flu. We used the market sell-off to purchase new companies and add to positions that we believe have attractive prospects. Therefore, we have positioned the portfolio to take advantage of positive internal factors, such as increasing domestic spending and business expansion, rather than on companies that rely heavily on exports for their earnings growth.

The Indian market did poorly during the first half of 2004, when the Congress Party, which was perceived by some to be anti-business, was elected. Later in the period, however, the Indian market rebounded, as interest rates declined and investors were attracted to the country's strong economic backdrop. Investor sentiment regarding the business policies of the new government also turned more positive.

At the beginning of 2004, the fund had an overweight in China. When the government instituted policies designed to slow economic growth, we reduced exposure to the country. Despite China's underperformance, individual stocks did well. China Merchants Holdings, the leading public port operator, and People's Food Holdings Ltd., a maker of pork products, helped drive performance (1.3% and 0.9% of net assets, respectively).

INFRASTRUCTURE DEVELOPMENT AND DOMESTIC CONSUMPTION WERE CONTINUING THEMES
For more than a year we have emphasized companies that have the potential to benefit from the build-out of the infrastructure and the rise of domestic consumption. We view financial stocks as an integral part of these trends and expect certain financial institutions and real estate companies to profit from rising consumer and capital spending. As a result, financials accounted for the biggest sector weight in the portfolio. In virtually every market, we found attractive financial institutions. Hong Kong's Sun Hung Kai Properties Ltd. was the largest holding in the sector and provided the biggest return (5.0% of net assets). In Taiwan, Chinatrust Financial Holding Co., Ltd. and Cathay Financial Holding Co., Ltd. aided results (2.1% and 1.8% of net assets, respectively). We added to the fund's position in Kookmin Bank in Korea, which significantly underperformed its peers, but which we believe has the potential to add value to the portfolio (2.6% of net assets).

An emphasis on consumer discretionary stocks reflected our optimistic outlook for consumer spending. Hong Kong retailer Esprit Holdings Ltd., India's scooter manufacturer Bajaj Auto Ltd. and Singapore Press Holdings Ltd., the leading newspaper publisher in Singapore, had a positive impact on performance (2.0%, 0.3% and 2.5% of net assets, respectively).

INTERNAL FACTORS SHOULD DRIVE PERFORMANCE
While a tragedy, the tsunami is expected to have only a marginal effect on Asian economic activity and financial markets. Instead, we expect local economies to continue to grow in 2005, positively impacting their equity markets. A strong euro would also benefit exports, as Asian goods would become more affordable in Europe. Yet, a downturn in consumer spending in the United States could hurt exports.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Newport Tiger Fund, Variable Series offers long-term growth potential; however, the net asset value of the fund will fluctuate due to economic and political developments and currency exchange rate fluctuations. Many of the Asian countries are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Holdings are disclosed as of December 31, 2004, and are subject to change.

On October 13, 2004, the Board of Trustees of the fund voted to liquidate the fund. The fund was liquidated on February 18, 2005.

PERFORMANCE INFORMATION

Newport Tiger Fund, Variable Series / December 31, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004 (%)

                                   1-YEAR     5-YEAR     LIFE
-------------------------------------------------------------
Class B (6/1/00)                    15.74      -0.47     3.22
MSCI All Country Asia ex
   Japan Index(1)                   17.72      -0.24     0.70

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/1/95(2) - 12/31/04

Class B: $13,583

                    CLASS B SHARES    MSCI ALL COUNTRY ASIA EX JAPAN INDEX
  5/1/1995                $ 10,000                                $ 10,000
 5/31/1995                $ 11,100                                $ 11,125
 6/30/1995                $ 10,900                                $ 10,951
 7/31/1995                $ 11,200                                $ 11,157
 8/31/1995                $ 10,851                                $ 10,643
 9/30/1995                $ 11,050                                $ 10,770
10/31/1995                $ 11,000                                $ 10,584
11/30/1995                $ 11,050                                $ 10,344
12/31/1995                $ 11,501                                $ 10,855
 1/31/1996                $ 12,661                                $ 11,699
 2/29/1996                $ 12,560                                $ 11,826
 3/31/1996                $ 12,560                                $ 11,912
 4/30/1996                $ 12,510                                $ 12,341
 5/31/1996                $ 12,460                                $ 12,203
 6/30/1996                $ 12,208                                $ 12,021
 7/31/1996                $ 11,552                                $ 11,134
 8/31/1996                $ 11,956                                $ 11,470
 9/30/1996                $ 12,308                                $ 11,668
10/31/1996                $ 12,207                                $ 11,446
11/30/1996                $ 12,813                                $ 11,986
12/31/1996                $ 12,851                                $ 11,944
 1/31/1997                $ 12,750                                $ 12,191
 2/28/1997                $ 12,750                                $ 12,295
 3/31/1997                $ 11,985                                $ 11,600
 4/30/1997                $ 11,781                                $ 11,428
 5/31/1997                $ 12,852                                $ 11,944
 6/30/1997                $ 13,464                                $ 12,381
 7/31/1997                $ 13,668                                $ 12,485
 8/31/1997                $ 11,324                                $ 10,272
 9/30/1997                $ 11,681                                $ 10,225
10/31/1997                $  9,028                                $  7,952
11/30/1997                $  8,876                                $  7,407
12/31/1997                $  8,850                                $  7,130
 1/31/1998                $  7,556                                $  6,514
 2/28/1998                $  9,212                                $  7,895
 3/31/1998                $  9,161                                $  7,779
 4/30/1998                $  8,385                                $  7,097
 5/31/1998                $  7,246                                $  6,014
 6/30/1998                $  6,522                                $  5,339
 7/31/1998                $  6,004                                $  5,204
 8/31/1998                $  5,124                                $  4,454
 9/30/1998                $  6,003                                $  4,896
10/31/1998                $  7,763                                $  5,961
11/30/1998                $  8,281                                $  6,442
12/31/1998                $  8,281                                $  6,576
 1/31/1999                $  7,806                                $  6,471
 2/28/1999                $  7,806                                $  6,345
 3/31/1999                $  8,492                                $  7,106
 4/30/1999                $ 10,338                                $  8,405
 5/31/1999                $  9,652                                $  8,223
 6/30/1999                $ 10,707                                $  9,508
 7/31/1999                $ 10,707                                $  9,299
 8/31/1999                $ 10,760                                $  9,529
 9/30/1999                $ 10,338                                $  8,862
10/31/1999                $ 11,023                                $  9,147
11/30/1999                $ 12,342                                $ 10,017
12/31/1999                $ 13,912                                $ 10,829
 1/31/2000                $ 13,274                                $ 10,775
 2/29/2000                $ 13,646                                $ 10,550
 3/31/2000                $ 14,177                                $ 10,798
 4/30/2000                $ 13,274                                $  9,808
 5/31/2000                $ 12,530                                $  8,955
 6/30/2000                $ 13,864                                $  9,428
 7/31/2000                $ 13,811                                $  9,024
 8/31/2000                $ 13,757                                $  8,957
 9/30/2000                $ 12,851                                $  7,931
10/31/2000                $ 12,211                                $  7,307
11/30/2000                $ 11,571                                $  7,024
12/31/2000                $ 11,786                                $  7,013
 1/31/2001                $ 12,701                                $  7,916
 2/28/2001                $ 11,947                                $  7,542
 3/31/2001                $ 10,548                                $  6,688
 4/30/2001                $ 11,140                                $  6,698
 5/31/2001                $ 10,817                                $  6,688
 6/30/2001                $ 10,494                                $  6,528
 7/31/2001                $ 10,279                                $  6,281
 8/31/2001                $  9,633                                $  6,183
 9/30/2001                $  8,126                                $  5,211
10/31/2001                $  8,395                                $  5,492
11/30/2001                $  9,364                                $  6,226
12/31/2001                $  9,823                                $  6,744
 1/31/2002                $  9,823                                $  7,013
 2/28/2002                $  9,606                                $  7,065
 3/31/2002                $  9,985                                $  7,538
 4/30/2002                $  9,985                                $  7,616
 5/31/2002                $  9,660                                $  7,444
 6/30/2002                $  9,171                                $  7,074
 7/31/2002                $  8,682                                $  6,806
 8/31/2002                $  8,465                                $  6,685
 9/30/2002                $  7,760                                $  5,949
10/31/2002                $  8,086                                $  6,251
11/30/2002                $  8,520                                $  6,583
12/31/2002                $  8,084                                $  6,182
 1/31/2003                $  8,084                                $  6,233
 2/28/2003                $  7,809                                $  5,981
 3/31/2003                $  7,479                                $  5,701
 4/30/2003                $  7,644                                $  5,881
 5/31/2003                $  8,194                                $  6,389
 6/30/2003                $  8,744                                $  6,791
 7/31/2003                $  9,459                                $  7,370
 8/31/2003                $ 10,174                                $  7,936
 9/30/2003                $ 10,394                                $  7,996
10/31/2003                $ 11,164                                $  8,682
11/30/2003                $ 10,999                                $  8,575
12/31/2003                $ 11,738                                $  9,088
 1/31/2004                $ 12,236                                $  9,641
 2/29/2004                $ 12,458                                $  9,967
 3/31/2004                $ 12,125                                $  9,801
 4/30/2004                $ 11,627                                $  9,263
 5/31/2004                $ 11,406                                $  8,952
 6/30/2004                $ 11,185                                $  8,873
 7/31/2004                $ 10,963                                $  8,696
 8/31/2004                $ 11,406                                $  9,120
 9/30/2004                $ 11,794                                $  9,471
10/31/2004                $ 12,071                                $  9,532
11/30/2004                $ 13,178                                $ 10,379
12/31/2004                $ 13,583                                $ 10,698

NET ASSET VALUE PER SHARE ($)       12/31/03         12/31/04
-------------------------------------------------------------
Class B                               2.12             2.43

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) All Country Asia ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from April 30, 1995.

(2) Inception date of class A shares (oldest existing share class) is May 1, 1995.

UNDERSTANDING YOUR EXPENSES

Newport Tiger Fund, Variable Series / December 31, 2004

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                            ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
07/01/04 - 12/31/04      BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)   EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                              ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class B                      1,000.00     1,000.00      1,214.72    1,015.94       10.19       9.27               1.83

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts. The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO

Newport Tiger Fund, Variable Series / December 31, 2004

                                                               SHARES            VALUE
                                                          ---------------   ---------------
COMMON STOCKS--100.1%
CONSUMER DISCRETIONARY--15.8%
AUTO COMPONENTS--0.7%
Tong Yang Industry Co., Ltd.                                      138,000   $       212,274
                                                                            ---------------

AUTOMOBILES--5.7%
Bajaj Auto Ltd.                                                     3,611            94,466
Hyundai Motor Co. (a)                                              13,330           713,879
Maruti Udyog Ltd.                                                  31,558           336,558
PT Astra International, Inc.                                      467,500           483,399
                                                                            ---------------
                                                                                  1,628,302
                                                                            ---------------

DISTRIBUTORS--3.1%
Li & Fung Ltd.                                                    532,000           896,591
                                                                            ---------------

HOTELS, RESTAURANTS & LEISURE--0.8%
Genting Berhad                                                     43,600           218,000
                                                                            ---------------

MEDIA--3.5%
Astro All Asia Networks PLC (a)                                   209,800           298,137
Singapore Press Holdings Ltd.                                     250,197           704,867
                                                                            ---------------
                                                                                  1,003,004
                                                                            ---------------

SPECIALTY RETAIL--2.0%
Esprit Holdings Ltd.                                               95,000           574,424
                                                                            ---------------

CONSUMER STAPLES--1.6%
FOOD PRODUCTS--1.6%
People's Food Holdings Ltd.                                       286,000           262,739
Thai Union Frozen
   Products Public Co., Ltd.                                      303,000           206,667
                                                                            ---------------
                                                                                    469,406
                                                                            ---------------

FINANCIALS--38.8%
COMMERCIAL BANKS--19.5%
Bangkok Bank Public Co., Ltd.,
   NVDR                                                           257,900           689,962
Bank Rakyat Indonesia                                             945,000           292,773
Chinatrust Financial
   Holding Co., Ltd.                                              506,158           603,441
Dah Sing Financial Group                                           19,200           148,823
Hong Leong Bank Berhad                                            609,800           882,605
Kasikornbank Public Co., Ltd.,
   NVDR (a)                                                       390,300           527,107
Kookmin Bank (a)                                                   19,403           756,491
Oversea-Chinese Banking Corp., Ltd.                                36,000           297,648
Public Bank Berhad                                                146,093           292,186
Standard Chartered PLC                                             21,413           397,474
United Overseas Bank Ltd.                                          82,000           693,043
                                                                            ---------------
                                                                                  5,581,553
                                                                            ---------------

DIVERSIFIED FINANCIAL SERVICES--3.1%
Housing Development
   Finance Corp., Ltd.                                             50,169           888,658
                                                                            ---------------

INSURANCE--3.5%
Cathay Financial Holding Co., Ltd.                                250,000           511,167
Samsung Fire & Marine
   Insurance Co., Ltd.                                              6,470           510,476
                                                                            ---------------
                                                                                  1,021,643
                                                                            ---------------

REAL ESTATE--12.7%
City Developments Ltd.                                            117,000   $       508,758
Henderson Land
   Development Co., Ltd.                                          119,000           620,031
Land & Houses Public
   Co., Ltd., NVDR                                              1,118,100           290,498
SM Prime Holdings, Inc.                                         2,377,000           325,922
Sun Hung Kai Properties Ltd.                                      142,000         1,420,365
Swire Pacific Ltd., Class A                                        56,500           472,469
                                                                            ---------------
                                                                                  3,638,043
                                                                            ---------------

HEALTH CARE--3.0%
HEALTH CARE EQUIPMENT & SUPPLIES--0.5%
Pihsiang Machinery
   Manufacturing Co., Ltd.                                         77,054           152,702
                                                                            ---------------

PHARMACEUTICALS--2.5%
Dr. Reddy's Laboratories Ltd., ADR                                 17,400           345,042
Ranbaxy Laboratories Ltd.                                          12,426           359,535
                                                                            ---------------
                                                                                    704,577
                                                                            ---------------

INDUSTRIAL--3.7%
INDUSTRIAL CONGLOMERATES--2.5%
China Merchants Holdings
   International Co., Ltd.                                        191,000           359,983
Hutchison Whampoa Ltd.                                             37,500           350,975
                                                                            ---------------
                                                                                    710,958
                                                                            ---------------

MACHINERY--0.5%
Bharat Forge Ltd.                                                   6,138           152,329
                                                                            ---------------

TRANSPORTATION INFRASTRUCTURE--0.7%
Zhejiang Expressway Co., Ltd.,
   Class H                                                        284,000           195,471
                                                                            ---------------

INFORMATION TECHNOLOGY--23.2%
COMPUTERS & PERIPHERALS--2.5%
Acer, Inc.                                                        185,442           306,250
Lite-On Technology Corp.                                          376,700           401,703
                                                                            ---------------
                                                                                    707,953
                                                                            ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--5.9%
Hon Hai Precision Industry Co., Ltd.                              165,147           763,656
Interflex Co., Ltd. (a)                                             9,297           155,639
MFS Technology Ltd.                                               262,500           148,709
Synnex Technology
   International Corp.                                            124,000           182,938
Venture Corp., Ltd.                                                46,000           447,942
                                                                            ---------------
                                                                                  1,698,884
                                                                            ---------------

INTERNET SOFTWARE & SERVICES--1.2%
NCSoft Corp. (a)                                                    4,460           361,846
                                                                            ---------------

IT SERVICES--2.1%
Infosys Technologies Ltd.                                          12,436           600,666
                                                                            ---------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES            VALUE
                                                          ---------------   ---------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--11.5%
MediaTek, Inc.                                                     18,895   $       128,384
Samsung Electronics Co., Ltd.                                       4,950         2,160,195
Taiwan Semiconductor
   Manufacturing Co., Ltd.                                        630,108         1,000,958
                                                                            ---------------
                                                                                  3,289,537
                                                                            ---------------

MATERIALS--3.3%
CONSTRUCTION MATERIALS--3.3%
Siam Cement Public Co., Ltd.,
   NVDR                                                           150,050           941,817
                                                                            ---------------

TELECOMMUNICATION SERVICES--6.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
PT Telekomunikasi Indonesia                                       725,200           378,100
                                                                            ---------------

WIRELESS TELECOMMUNICATION SERVICES--5.3%
China Mobile Hong Kong Ltd.                                       254,500           862,740
Taiwan Cellular Corp.                                             572,000           638,754
                                                                            ---------------
                                                                                  1,501,494
                                                                            ---------------

UTILITIES--4.1%
ELECTRIC UTILITIES--1.5%
Datang International Power
   Generation Co., Ltd., Class H                                  242,000           182,130
Huaneng Power International, Inc.,
   Class H                                                        310,000           231,314
                                                                            ---------------
                                                                                    413,444
                                                                            ---------------

GAS UTILITIES--2.6%
Hong Kong & China Gas Co., Ltd.                                   254,002           526,107
Xinao Gas Holdings Ltd. (a)                                       392,000           226,940
                                                                            ---------------
                                                                                    753,047
                                                                            ---------------

TOTAL COMMON STOCKS
   (cost of $19,102,977)                                                         28,694,723
                                                                            ---------------

                                                              UNITS
                                                          ---------------
WARRANT--0.0%
INDUSTRIAL--0.0%
MACHINERY--0.0%
Bharat Forge Ltd. (a)(b)(c)                                           155                --
                                                                            ---------------
TOTAL WARRANT
   (cost of $0)                                                                          --
                                                                            ---------------
TOTAL INVESTMENTS--100.1%
   (cost of $19,102,977)(d)                                                      28,694,723
                                                                            ---------------
OTHER ASSETS & LIABILITIES, NET--(0.1)%                                             (16,650)
                                                                            ---------------
NET ASSETS--100.0%                                                          $    28,678,073
                                                                            ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Security has no value.
(c) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(d)  Cost for federal income tax purposes is $19,127,115.

The Fund was invested in the following countries as of December 31, 2004:

SUMMARY OF SECURITIES                              % OF TOTAL
BY COUNTRY (UNAUDITED)                  VALUE      INVESTMENTS
----------------------              ------------   -----------
Hong Kong                           $  6,459,448        22.5%
Taiwan                                 4,902,227        17.1
Korea, Republic of                     4,658,526        16.2
Singapore                              3,063,706        10.7
India                                  2,777,254         9.7
Thailand                               2,656,051         9.3
Malaysia                               1,392,791         4.9
Indonesia                              1,154,272         4.0
United Kingdom                           695,611         2.4
China                                    608,915         2.1
Philippines                              325,922         1.1
                                    ------------       -----
                                    $ 28,694,723       100.0%
                                    ============       =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

At December 31, 2004, the Fund held investments in the following sectors:

SECTOR (UNAUDITED)                           % OF NET ASSETS
------------------                           ---------------
Financials                                          38.8%
Information Technology                              23.2
Consumer Discretionary                              15.8
Telecommunication Services                           6.6
Utilities                                            4.1
Industrial                                           3.7
Materials                                            3.3
Health Care                                          3.0
Consumer Staples                                     1.6
Other Assets & Liabilities, Net                     (0.1)
                                                   -----
                                                   100.0%
                                                   =====

            ACRONYM                  NAME
            -------                  ----
              ADR         American Depositary Receipt
             NVDR        Non-Voting Depositary Receipt

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Newport Tiger Fund, Variable Series / December 31, 2004

ASSETS:
Investments, at cost                                                               $    19,102,977
                                                                                   ---------------
Investments, at value                                                              $    28,694,723
Foreign currency (cost of $98,150)                                                          98,517
Receivable for:
   Investments sold                                                                      1,047,290
   Dividends                                                                                   472
Deferred Trustees' compensation plan                                                         6,031
                                                                                   ---------------
     TOTAL ASSETS                                                                       29,847,033
                                                                                   ---------------
LIABILITIES:
Payable to custodian bank                                                                  718,675
Payable for:
   Fund shares repurchased                                                                 215,674
   Investment advisory fee                                                                  22,322
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              2,719
   Trustees' fees                                                                              125
   Audit fee                                                                                22,789
   Custody fee                                                                               9,147
   Distribution fee--Class B                                                                   824
Deferred Trustees' fees                                                                      6,031
Deferred foreign capital gains tax payable                                                 157,506
Other liabilities                                                                           12,523
                                                                                   ---------------
     TOTAL LIABILITIES                                                                   1,168,960
                                                                                   ---------------
NET ASSETS                                                                         $    28,678,073
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    27,264,185
Overdistributed net investment income                                                       (5,262)
Accumulated net realized loss                                                           (8,014,759)
Net unrealized appreciation (depreciation) on:
   Investments                                                                           9,591,746
   Foreign currency translations                                                              (331)
   Foreign capital gains tax                                                              (157,506)
                                                                                   ---------------
NET ASSETS                                                                         $    28,678,073
                                                                                   ===============
CLASS A:
Net assets                                                                         $    25,429,803
Shares outstanding                                                                      10,652,761
                                                                                   ===============
Net asset value per share                                                          $          2.39
                                                                                   ===============
CLASS B:
Net assets                                                                         $     3,248,270
Shares outstanding                                                                       1,337,384
                                                                                   ===============
Net asset value per share                                                          $          2.43
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Newport Tiger Fund, Variable Series
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $       800,920
Interest                                                                                     5,481
                                                                                   ---------------
     Total Investment Income (net of foreign taxes withheld of $103,016)                   806,401
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                    251,565
Distribution fee--Class B                                                                    8,123
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                16,991
Trustees' fees                                                                               6,488
Custody fee                                                                                 82,660
Audit fee                                                                                   24,529
Non-recurring costs (See Note 6)                                                             1,368
Other expenses                                                                              23,010
                                                                                   ---------------
     Total Expenses                                                                        422,234
Non-recurring costs assumed by Investment Advisor (See Note 6)                              (1,368)
Custody earnings credit                                                                        (36)
                                                                                   ---------------
     Net Expenses                                                                          420,830
                                                                                   ---------------
Net Investment Income                                                                      385,571
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
Net realized gain (loss) on:
   Investments                                                                           4,019,603
   Foreign currency transactions                                                           (10,137)
   Foreign capital gains tax                                                               (85,710)
                                                                                   ---------------
     Net realized gain                                                                   3,923,756
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                            (401,760)
   Foreign currency translations                                                              (504)
   Foreign capital gains tax                                                               269,276
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                   (132,988)
                                                                                   ---------------
Net Gain                                                                                 3,790,768
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     4,176,339
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Newport Tiger Fund, Variable Series

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $       385,571   $       242,310
Net realized gain on investments, foreign currency transactions
   and foreign capital gains tax                                                         3,923,756            38,348
Net change in unrealized appreciation/depreciation on investments,
   foreign currency translations and foreign capital gains tax                            (132,988)        8,428,501
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     4,176,339         8,709,159
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                (303,930)         (238,610)
   Class B                                                                                 (32,522)          (19,194)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                      (336,452)         (257,804)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         1,850,359         4,595,945
   Distributions reinvested                                                                303,930           238,610
   Redemptions                                                                          (5,792,173)       (9,993,129)
                                                                                   ---------------   ---------------
        Net Decrease                                                                    (3,637,884)       (5,158,574)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                           783,384         1,441,440
   Distributions reinvested                                                                 32,522            19,194
   Redemptions                                                                          (1,023,453)         (242,928)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                           (207,547)        1,217,706
                                                                                   ---------------   ---------------
Net Decrease from Share Transactions                                                    (3,845,431)       (3,940,868)
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                     (5,544)        4,510,487
NET ASSETS:
Beginning of period                                                                     28,683,617        24,173,130
                                                                                   ---------------   ---------------
End of period (including overdistributed net investment income of $(5,262) and
   $(5,343), respectively)                                                         $    28,678,073   $    28,683,617
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           868,459         2,997,732
   Issued for distributions reinvested                                                     128,241           115,267
   Redemptions                                                                          (2,684,388)       (6,743,620)
                                                                                   ---------------   ---------------
        Net Decrease                                                                    (1,687,688)       (3,630,621)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                           360,640           802,770
   Issued for distributions reinvested                                                      13,495             9,140
   Redemptions                                                                            (452,582)         (134,468)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                            (78,447)          677,442
                                                                                   ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Newport Tiger Fund, Variable Series / December 31, 2004

NOTE 1. ORGANIZATION

Newport Tiger Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks capital appreciation.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   FOREIGN CAPITAL GAINS TAXES--Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

In late September, India's Ministry of Finance confirmed that, effective October 1, 2004, the tax on long-term capital gains was eliminated and the short-term capital gains tax rate was reduced from 33.66% to 11.22%. The impact of the change resulted in a reduction in the deferred foreign capital gains tax payable and a corresponding increase in the net asset value of the Fund of $79,643 ($0.006 per share).

Additionally, effective October 1, 2004, India's Ministry of Finance charges a securities transactions tax, levied at the rate of 0.075% on the value of all equity security transactions traded on a recognized Indian stock exchange. The transaction tax will be included in the net amount of purchases and sales of securities.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for distributions in excess, foreign currency transactions and foreign capital gains tax were identified and reclassified among the components of the Fund's net assets as follows:

       OVERDISTRIBUTED
        NET INVESTMENT      ACCUMULATED        PAID-IN
            INCOME       NET REALIZED LOSS     CAPITAL
       ---------------   -----------------    ----------
          $ (49,038)         $ 95,846         $ (46,808)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                              DECEMBER 31,    DECEMBER 31,
                                  2004            2003
                              ------------    ------------
Distributions paid from:
     Ordinary income            $ 336,452       $ 257,804
     Long-term capital gains           --              --

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY            LONG-TERM        NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------       -------------      --------------
       $ --                $ --            $ 9,567,277

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and foreign capital gains tax.

Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation                $ 9,870,719
     Unrealized depreciation                   (303,111)
                                            -----------
       Net unrealized appreciation          $ 9,567,608
                                            ===========

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2006                               $ 3,898,632
       2007                                 1,050,865
       2009                                 2,161,521
       2010                                   879,602
                                          -----------
                                          $ 7,990,620
                                          ===========

Capital loss carryforwards of $3,949,680 were utilized during the year ended December 31, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.90%
Next $500 million                              0.85%
Over $1.5 billion                              0.80%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended December 31, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.061%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the year ended December 31, 2004, the Fund's effective transfer agent fee rate was 0.03%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2004, the Fund paid $1,326 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $8,766,415 and $12,532,319, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order will be available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended December 31, 2004, Columbia has assumed $1,368 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. PLAN OF LIQUIDATION

On October 13, 2004, the Board of Trustees of the Fund voted to liquidate the Fund. The Fund was liquidated on February 18, 2005.

FINANCIAL HIGHLIGHTS

Newport Tiger Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                    PERIOD
                                                                          YEAR ENDED DECEMBER 31,                    ENDED
                                                           ----------------------------------------------------   DECEMBER 31,
                                                              2004          2003         2002          2001         2000 (a)
                                                           ----------    ----------    ----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     2.12    $     1.47    $     1.81    $     2.19    $     2.35
                                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                        0.03          0.01          0.01          0.01            --(c)
Net realized and unrealized gain (loss) on investments,
   foreign currency and foreign capital gains tax                0.30          0.65         (0.33)        (0.37)        (0.14)
                                                           ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations                            0.33          0.66         (0.32)        (0.36)        (0.14)
                                                           ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.02)        (0.01)        (0.02)        (0.02)        (0.02)
Return of capital                                                  --            --            --(c)         --            --
                                                           ----------    ----------    ----------    ----------    ----------
     Total Distributions Declared to Shareholders               (0.02)        (0.01)        (0.02)        (0.02)        (0.02)
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                             $     2.43    $     2.12    $     1.47    $     1.81    $     2.19
                                                           ==========    ==========    ==========    ==========    ==========
Total return (d)(e)                                             15.74%        45.19%       (17.70)%      (16.66)%       (5.94)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                     1.73%         1.77%         1.52%         1.56%         1.47%(h)
Net investment income (g)                                        1.18%         0.53%         0.71%         0.74%         0.11%(h)
Portfolio turnover rate                                            32%           28%           28%           24%           22%
Net assets, end of period (000's)                          $    3,248    $    3,000    $    1,086    $    2,232    $      644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Trustees of Liberty Variable Investment Trust and the Class B Shareholders of Newport Tiger Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Newport Tiger Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2004, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The Trustees of the Fund approved a plan of liquidation for the Fund as described in Note 7.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

TRUSTEES AND OFFICERS

Liberty Variable Investment Trust

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                        Executive Vice President-Strategy of United Airlines (airline) since December
P.O. Box 66100                                    2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                                 to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                              Airlines from March 1999 to September 2001; Senior Vice President-Finance from
                                                  March 1993 to July 1999). Oversees 104, None

JANET LANGFORD KELLY (age 47)                     Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                           Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                           President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                              March 2004; Executive Vice President-Corporate Development and Administration,
                                                  General Counsel and Secretary, Kellogg Company (food manufacturer), from
                                                  September 1999 to August 2003; Senior Vice President, Secretary and General
                                                  Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 104, None

RICHARD W. LOWRY (age 68)                         Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                            Officer, U. S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                              106(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                        Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                           Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                          since September 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                                 University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                              Statistics, University of Washington, since September 1980; Associate Editor,
                                                  Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 104, None

JOHN J. NEUHAUSER (age 61)                        Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                   (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                      September 1999). Oversees 107(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                       Partner, Perkins Coie LLP (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                        Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                            College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                   Oversees 104, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                       Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                    since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                        (private equity investing) from September 1994 to September 2004). Oversees 104,
Chicago, IL 60606                                 Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board(5)              (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                      services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                        Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                            Corporation (computer and technology) from 1994 to 1997). Oversees 105(4),
Hopkinton, NH 03229                               Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                              distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                     Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                      Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                                BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                              Company). Oversees 104, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                      Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                   (formerly Partner, Development Capital LLC from November 1996 to February 1999).
Suite 3204                                        Oversees 106(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                                service provider); First Health (healthcare); Reader's Digest (publishing);
Trustee (since 1994)                              OPENFIELD Solutions (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA FUNDS,
YEAR FIRST ELECTED OR APPOINTED TO OFFICE                 PRINCIPAL  OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

CHRISTOPHER L. WILSON (age 47)                            Head of Mutual Funds of the Advisor since August 2004; President of the
One Financial Center                                      Columbia Funds since October 2004 (formerly President and Chief Executive
Boston, MA 02111                                          Officer, CDC IXIS Asset Management Services, Inc. from September 1998 to
President (since 2004)                                    August 2004).

J. KEVIN CONNAUGHTON (age 40)                             Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                      December 2000; Vice President of the Advisor since April 2003 (formerly
Boston, MA 02111                                          President of the Columbia Funds from February 2004 to October 2004; Chief
Treasurer (since 2000)                                    Accounting Officer and Controller of the Liberty Funds and of the Liberty
                                                          All-Star Funds from February 1998 to October 2000); Treasurer of the
                                                          Galaxy Funds since September 2002; (formerly Treasurer from December 2002 to December 2004 and President from February 2004 to December 2004 of
                                                          Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                                          Colonial Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 55)                                  Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                                       the Galaxy Fund, Nations Funds and of the Liberty All-Star Funds since
New York, NY 10019                                        August 2004 and the BACAP Registered Hedge Fund since October 2004
Senior Vice President and Chief Compliance                (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to
Officer (since 2004)                                      August 2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to
                                                          December 2000; Vice President and Counsel, Equitable Life Assurance
                                                          Society of the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (age 34)                                Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                      Funds since October 2004 (formerly Controller of the Columbia Funds and of
Boston, MA 02111                                          the Liberty All-Star Funds from May 2004 to October 2004; Assistant
Chief Accounting Officer (since 2004)                     Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
                                                          Development of the Liberty Funds Group from February 2001 to June 2002;
                                                          Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds
                                                          from August 1999 to February 2001; Audit Manager, Deloitte & Touche LLP
                                                          from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)                               Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                      October 2004 (formerly Vice President of CDC IXIS Asset Management
Boston, MA 02111                                          Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis
Controller (since 2004)                                   Sayles Funds from February 2003 to September 2004; Assistant Vice
                                                          President of CDC IXIS Asset Management Services, Inc. and Assistant
                                                          Treasurer of the CDC Nvest Funds from August 2000 to February 2003; Tax
                                                          Manager of PFPC Inc. from November 1996 to August 2000).

R. SCOTT HENDERSON (age 45)                               Secretary of the Columbia Funds since December 2004 (formerly Of Counsel,
One Financial Center                                      Bingham McCutchen from April 2001 to September 2004; Executive Director
Boston, MA 02111                                          and General Counsel, Massachusetts Pension Reserves Investment Management
Secretary (since 2004)                                    Board from September 1997 to March 2001).

LIBERTY VARIABLE INVESTMENT TRUST


INVESTMENT MANAGER AND ADMINISTRATOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston, MA 02110

TRANSFER AGENT
Columbia Funds Services, Inc.
PO Box 8081
Boston, MA 02266-8081

IMPORTANT INFORMATION

A description of the funds' proxy voting policies and procedures is available
(i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SHR-02/095U-0105 (03/05) 05/4266

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing, as well as the series of the registrant whose reports to stockholders would have been included in this filing had they not been merged or liquidated during the period.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                       2004               2003
                       $ 192,500          $ 238,600

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                       2004               2003
                       $  41,600          $  67,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. Audit-Related Fees in fiscal year 2003 also include agreed-upon procedures relating to fund mergers.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                       2004               2003
                       $  30,000          $  94,400

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                       2004               2003
                       $  0               $  0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

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In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

   - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
   - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
   - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
   - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.  REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

   -   A general description of the services, and
   -   Actual billed and projected fees, and
   - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2004 and December 31, 2003, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $93,500 and $95,000, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                 Liberty Variable Investment Trust
            -----------------------------------------------------------


By (Signature and Title)     /S/ Christopher L. Wilson
                        -----------------------------------------------
                             Christopher L. Wilson, President


Date                         March 1, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)     /S/ Christopher L. Wilson
                        -----------------------------------------------
                             Christopher L. Wilson, President


Date                         March 1, 2005
    -------------------------------------------------------------------


By (Signature and Title)     /S/ J. Kevin Connaughton
                        -----------------------------------------------
                             J. Kevin Connaughton, Treasurer

Date                         March 1, 2005
    -------------------------------------------------------------------